VANGUARD(R) BOND FUNDS

                   SEMIANNUAL REPORT - JULY 31, 2001




BOND

INCLUDED WITHIN THIS REPORT:

VANGUARD SHORT-TERM TREASURY FUND

VANGUARD SHORT-TERM FEDERAL FUND

VANGUARD SHORT-TERM CORPORATE FUND

VANGUARD INFLATION-PROTECTED SECURITIES FUND

VANGUARD INTERMEDIATE-TERM TREASURY FUND

VANGUARD INTERMEDIATE-TERM CORPORATE FUND

VANGUARD GNMA FUND

VANGUARD LONG-TERM TREASURY FUND

VANGUARD LONG-TERM CORPORATE FUND

VANGUARD HIGH-YIELD CORPORATE FUND

[PHOTO OF COMPASS/SHIP]

                                [THE VANGUARD GROUP(R) LOGO]

WHY COSTS MATTER

As the ups and downs of the financial markets remind us, investors cannot control or predict investment returns. What you can control is how much you invest, how much explicit risk you take, and the investment costs you incur.
     Only you can decide how much to invest. But Vanguard can help you to manage the risk and costs of your investment program. Our lineup of funds provides you with the flexibility to create a portfolio that reflects your goals and risk tolerance. All of our funds--whether indexed or actively managed--follow disciplined investment strategies. Vanguard funds also operate at cost, which means substantial savings for you. In 2000, the average expense ratio (operating costs as a percentage of average net assets) for our funds was 0.27%, or $2.70 per $1,000 in assets. This was a fraction of the 1.30% ($13 per $1,000 in assets) expense ratio for the average fund, according to Lipper Inc.
     Costs matter because they are subtracted from a fund's gross returns. The lower your investment expenses, the greater the portion of the market's return you receive. At Vanguard, we know that it's your money we're managing, and that our duty is to manage it responsibly and economically.

SUMMARY

*    Bond prices generally rose during the six months ended July 31, 2001.

* Inflation-indexed bonds gained the most; prices for high-yield issues declined.

* The Vanguard Bond Funds provided six-month total returns ranging from -1.6% for the High-Yield Corporate Fund to 5.9% for the Inflation-Protected Securities Fund.

*    Eight of our ten funds recorded returns above those of their average peers.

CONTENTS

 1 Letter from the Chairman

 8 Reports from the Advisers

14 Fund Profiles

24 Glossary of Investment Terms

25 Performance Summaries

31 Financial Statements

63 Advantages of Vanguard.com

LETTER
  from the Chairman

Fellow Shareholder,

During the six months ended July 31, the yields on most bonds continued to descend from peaks they reached in mid-2000. Bond prices move in the opposite direction from their yields, so market conditions were strong as the vanguard bond funds began their 2002 fiscal year. Nine of our ten funds produced positive returns, ranging from 3.1% to 5.9%. The exception was the High-Yield Corporate Fund, which declined -1.6%.

TOTAL RETURNS                      Six Months Ended
                                      July 31, 2001

                                            Average
                          Vanguard        Competing
Bond Fund                     Fund            Fund*
---------------------------------------------------
SHORT-TERM FUNDS
Treasury                       3.9%            3.5%
Federal                        4.1             3.5
Corporate
  Investor Shares              4.3             3.9
  Institutional Shares         4.4             3.9
---------------------------------------------------
Inflation-Protected Securities 5.9%            3.5%
---------------------------------------------------
INTERMEDIATE-TERM FUNDS
Treasury                       3.9%            4.4%
Corporate                      5.4             3.9
GNMA                           4.1             3.8
---------------------------------------------------
LONG-TERM FUNDS
Treasury                       3.1%            4.5%
Corporate                      4.9             4.0
---------------------------------------------------
High-Yield Corporate          -1.6%           -3.6%
---------------------------------------------------

Admiral Shares**
---------------------------------------------------
SHORT-TERM FUNDS
Treasury                       3.8%             --
Federal                        3.9              --
Corporate                      4.4              --
---------------------------------------------------
INTERMEDIATE-TERM FUNDS
Treasury                       3.7%             --
Corporate                      5.4              --
GNMA                           4.4              --
---------------------------------------------------
LONG-TERM FUNDS
Treasury                       2.7%             --
Corporate                      5.0              --
---------------------------------------------------
 *Derived from data provided by Lipper Inc.
**Returns since inception on February 12, 2001
  (February 13 for the Short-Term Treasury Fund's
  Admiral Shares).

     The adjacent table presents the six-month total return (capital change plus reinvested dividends) for each fund along with the average return of its mutual fund competitors. You'll also find returns for our lower-cost Admiral(TM) Shares since their inceptions in February. Per-share statistics on each fund, including beginning and ending net asset values and any

MARKET BAROMETER                                                   Total Returns
                                                     Periods Ended July 31, 2001

                                                     Six         One        Five
                                                  Months        Year      Years*
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)         4.2%       12.7%        7.9%
Lehman 10 Year Municipal Bond Index                 2.9         9.5         6.7
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                          2.3         5.5         5.2
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                        -10.8%      -14.3%       15.3%
Russell 2000 Index (Small-caps)                    -3.9        -1.7        10.4
Wilshire 5000 Index (Entire market)               -10.8       -15.0        13.9
MSCI EAFE Index (International)                   -15.9       -21.4         3.4
--------------------------------------------------------------------------------
CPI
Consumer Price Index                                1.4%        2.7%        2.5%
--------------------------------------------------------------------------------
*Annualized.

capital gains distributions and income dividends paid, are presented in the table that follows this letter.
     We believe that any semiannual review of bond fund returns should include a look at a full year's interest income. That's because six-month returns for bond funds account for only half of the year's interest income, while prices fully and immediately reflect movements in interest rates. Over lengthy periods, however, the ups and downs in prices caused by fluctuating interest rates tend to offset each other, so interest income accounts for most of the long-term total return on a bond fund. The table on page 5 presents each fund's return for the past twelve months, divided into its income and capital components. That table also lists the annualized yield of each fund as of July 31 in 2000 and 2001.
     Keep in mind that while falling interest rates may have a salutary impact on bond prices, a rate decline also means a reduction in the income paid by new issues of fixed income securities. When interest rates drop, bond prices rise immediately, but over the long haul, lower rates diminish the income earned on reinvested dividends.
     For further information on capital and income returns for each fund, see the Performance Summaries that begin on page 25.

ECONOMIC OVERVIEW
During the six months ended July 31, the U.S. economic engine slowed to a crawl. The nation's gross domestic product grew at a real (inflation-adjusted) annual rate of 0.2% during the second quarter of 2001--an anemic performance compared with the 5.7% growth rate recorded during the same period a year earlier. Spending by individual consumers and the government kept the economy from shrinking. Corporate America was not spending: Business investment in new equipment and plants declined sharply, and inventories also declined.
     Businesses were reining in their expenditures because less money was coming in. Corporate earnings plummeted during the six months. Estimated earnings for companies in the Standard & Poor's 500 Index were some 30% lower in second-quarter 2001 than in the same period of 2000.
     In contrast, consumer spending, while not as robust as it had been the past few years, remained remarkably strong, especially in light of a downturn in the labor market. The unemployment rate reached 4.5% during the spring--relatively benign in historical terms but up from a 30-year low of 3.9%, seen in 2000. Job losses were concentrated in the manufacturing sector, which saw product orders dry up. Consumers' confidence in the economy--which is always closely tied to employment conditions--waned a bit. Personal incomes continued to increase, however, and many consumers refinanced mortgages at lower interest rates, freeing up cash to spend elsewhere.
     In an attempt to revive the economy, the Federal Reserve Board cut short-term interest rates by a total of 175 basis points (1.75 percentage points) during the six months. These cuts followed two reductions of half a percentage point each in January. (The Fed acted again in August, slicing rates by another quarter point.)

FINANCIAL MARKETS IN REVIEW
The U.S. fixed income market had a profitable and relatively placid half-year, in the main. The Lehman Brothers Aggregate Bond Index, a measure of the performance of all regularly traded taxable investment-grade bonds, returned 4.2%. High-yield ("junk") bonds were the exception: The Lehman High Yield Index returned -1.9% as investors fretted about the slowing economy's impact on corporate finances.

                                                         -----------------------
                                                            THE INVESTMENT-GRADE
                                                                 BOND MARKET HAD
                                                         A PROFITABLE HALF-YEAR;
                                                             THE LEHMAN BROTHERS
                                                            AGGREGATE BOND INDEX
                                                                  RETURNED 4.2%.
                                                         -----------------------

     Treasury securities posted solid results during the half-year. The yield of the 90-day Treasury bill, which follows the Fed's policy shifts with a slight lag, fell 145 basis points to 3.52% as of July 31. Yields on longer-term Treasury securities were essentially unchanged; these yields are affected more by investors' expectations of longer-term inflation and monetary policy than by current Fed actions. The yield of the 10-year Treasury note dipped 11 basis points to 5.04%. The yield of the 30-year U.S. Treasury bond fell 3 basis points to 5.50%. The Lehman 5-10 Year Treasury Index, a proxy for the overall Treasury market, had a six-month total return of 4.0%.
     Though inflation did not accelerate markedly during the period, price increases for goods and services exceeded the expectations of some market participants. The upshot was that Treasury inflation-indexed securities recorded banner six-month results: The Lehman Treasury Inflation Notes Index returned 6.1%.
     Returns from mortgage-backed and government agency securities were modestly higher than those from Treasuries. Investment-grade bonds did much better. Their yields generally declined as bondholders anticipated an economic rally. The Lehman 5-10 Year Credit Index returned 5.4%.
     Broad U.S. stock market indexes fell during the half-year, although not as steeply as corporate profits. Both the Wilshire 5000 Total Market Index and the S&P 500 Index declined -10.8%.

PERFORMANCE OVERVIEW
Eight of the ten Vanguard Bond Funds provided higher total returns than competing mutual funds during the half-year ended July 31. The exceptions were our Intermediate- and Long-Term Treasury Funds, which lagged their peers by 0.5 and 1.4 percentage points, respectively. The Short-Term Treasury Fund and Short-Term Federal Fund outpaced their average rivals by about half a percentage point each. The Inflation-Protected Securities Fund holds inflation-indexed Treasuries, so it easily outpaced--by 2.4 percentage points--the return of the average short-term government fund, which holds conventional bonds. We note that during periods when inflation and inflation expectations decline, conventional bond funds are apt to outperform the Inflation-Protected Securities Fund.

-------------------
EIGHT OF THE TEN
VANGUARD BOND FUNDS
PROVIDED HIGHER
TOTAL RETURNS THAN
COMPETING MUTUAL
FUNDS DURING THE
HALF-YEAR.
-------------------

     The Short-Term, Intermediate-Term, and Long-Term Corporate Funds topped their average peers by 0.4, 1.5, and 0.9 percentage points, respectively. We benefited from our funds' focus on corporate bonds; many of our competitors hold larger stakes in mortgage-backed securities, which as we've noted did not fare as well during the half-year.
     Shareholders in the Long-Term Corporate Fund should note that the fund's board of trustees recently approved a policy change that allows the fund to invest up to 5% of its assets in non-investment-grade or unrated securities. Previously, the fund was not allowed to invest in such bonds. The change gives the fund greater investment flexibility, but could slightly increase its risk. Such investments will be made only when the fund's adviser believes that the potential return more than offsets the increased risk. (Similar changes were made earlier for the Short-Term and Intermediate-Term Corporate Funds.)
     Our GNMA Fund outpaced its average competitor by 0.3 percentage point during the half-year, which was a challenging period for mortgage-backed securities because many homeowners refinanced their loans. People naturally tend to refinance only when market rates have fallen, with the result that mortgage investors such as our fund have to invest the repaid principal in securities with lower coupons.
     Our High-Yield Corporate Fund posted a -1.6% return, but this decline was 2 percentage points less than that of the average competing fund, which

YIELDS AND RETURNS

                                                        Components of
                             SEC 30-Day                 Total Returns
                             Annualized               Twelve Months Ended
                              Yields on                  July 31, 2001
                               July 31,       ----------------------------------
                            -------------     Capital        Income        Total
Bond Fund                   2000     2001      Return        Return       Return
--------------------------------------------------------------------------------
SHORT-TERM FUNDS
Treasury                   6.44%    4.72%        4.4%          6.0%        10.4%
Federal                    6.56     5.32         4.9           6.4         11.3
Corporate
  Investor Shares          7.50     5.72         3.6           7.1         10.7
  Institutional Shares     7.63     5.84         3.6           7.3         10.9
--------------------------------------------------------------------------------
Inflation-Protected
  Securities               3.72%    2.75%        8.0%          5.5%        13.5%
--------------------------------------------------------------------------------
INTERMEDIATE-TERM FUNDS
Treasury                   6.34%    5.21%        7.3%          6.6%        13.9%
Corporate                  7.98     6.32         7.1           7.6         14.7
GNMA                       6.75     6.15         5.2           7.2         12.4
--------------------------------------------------------------------------------
LONG-TERM FUNDS
Treasury                   6.05%    5.57%        5.9%          6.3%        12.2%
Corporate                  7.43     6.50         7.6           7.5         15.1
--------------------------------------------------------------------------------
High-Yield Corporate       9.92%    9.54%       -8.1%          8.8%         0.7%
--------------------------------------------------------------------------------

invests in lower-rated--thus riskier--securities. We recognize, of course, that it is difficult to find solace in losing less than competitors. None of our fund's holdings defaulted during the half-year.
     Our funds' generally strong showings versus their competitors during the half-year owe in large measure to our much lower operating costs. Comparable mutual funds have annual expense ratios (expenses as a percentage of average net assets) that range, on average, from 0.61% ($6.10 per $1,000 in assets) for short-term Treasury funds to 1.30% ($13 per $1,000 in assets) for high-yield funds. The expense ratios for our funds' Investor Shares fall between 0.20% (for the Intermediate-Term Corporate Fund) and 0.30% (Short-Term Federal and Long-Term Corporate Funds). That's between $2.00 and $3.00 per $1,000 in assets. The differences between our costs and those of our competitors may appear small, but they give us a significant head start every year in our effort to provide excellent investment results. The Vanguard cost advantage--which is even bigger for our Admiral and Institutional Shares--means that our funds do not have to invest in lower-rated bonds in an effort to offset high expenses and stay competitive.

IN SUMMARY
Amid the turmoil in the stock market, most bond mutual funds have provided a haven by offering both relative share-price stability and higher current income.  Of  course,  these  advantages  come  with a  trade-off:  Fixed  income securities do not offer significant potential for long-term capital appreciation, which most investors need--to one degree or another--to meet their goals. Because investing in any asset class involves trade-offs between risk and reward, we recommend that investors build and maintain diversified portfolios that include stock funds, bond funds, and short-term investments in proportions that best suit their individual needs. Once you have such a plan in place, we urge you to stick with it.
     We appreciate the confidence in Vanguard that your investments with us reflect.


Sincerely,

/S/ JOHN J. BRENNAN

August 14, 2001

                                                      [PHOTO OF JOHN J. BRENNAN]
                                                                 JOHN J. BRENNAN
                                                                    Chairman and
                                                         Chief Executive Officer

FUND STATISTICS
Investor and Institutional Shares

                                     Net Asset Value                 Periods Ended July 31, 2001
                                        Per Share                Six Months             Twelve Months
                                   ----------------------------------------------------------------------
                                   Jan. 31,    July 31,       Income    Capital         Income    Capital
                                       2001        2001    Dividends      Gains      Dividends      Gains
---------------------------------------------------------------------------------------------------------
Short-Term Treasury                  $10.35      $10.47       $0.275      $0.00         $0.575      $0.00
Short-Term Federal                    10.28       10.40        0.292       0.00          0.602       0.00
Short-Term Corporate
  Investor Shares                     10.76       10.87        0.347       0.00          0.709       0.00
  Institutional Shares                10.76       10.87        0.354       0.00          0.723       0.00
---------------------------------------------------------------------------------------------------------
Inflation-Protected Securities       $10.55      $10.90       $0.250     $0.020         $0.520     $0.030
---------------------------------------------------------------------------------------------------------
Intermediate-Term Treasury           $10.94      $11.04       $0.317      $0.00         $0.643      $0.00
Intermediate-Term Corporate            9.62        9.81        0.317       0.00          0.652       0.00
GNMA                                  10.35       10.43        0.334       0.00          0.677       0.00
---------------------------------------------------------------------------------------------------------
Long-Term Treasury                   $10.88      $10.91       $0.304      $0.00         $0.616      $0.00
Long-Term Corporate                    8.63        8.76        0.280       0.00          0.568       0.00
---------------------------------------------------------------------------------------------------------
High-Yield Corporate                 $ 6.96      $ 6.55       $0.304      $0.00         $0.625      $0.00
---------------------------------------------------------------------------------------------------------

Admiral Shares

                                     Net Asset Value
                                        Per Share           Since Inception
                                   ---------------------------------------------
                                   Feb. 12,    July 31,       Income    Capital
                                       2001        2001    Dividends      Gains
--------------------------------------------------------------------------------
Short-Term Treasury*                 $10.34      $10.47       $0.262      $0.00
Short-Term Federal                    10.28       10.40        0.275       0.00
Short-Term Corporate                  10.73       10.87        0.327       0.00
--------------------------------------------------------------------------------
Intermediate-Term Treasury           $10.94      $11.04       $0.303      $0.00
Intermediate-Term Corporate            9.60        9.81        0.299       0.00
GNMA                                  10.32       10.43        0.312       0.00
--------------------------------------------------------------------------------
Long-Term Treasury                   $10.92      $10.91       $0.291      $0.00
Long-Term Corporate                    8.60        8.76        0.264       0.00
--------------------------------------------------------------------------------
*Inception is February 13, 2001.

REPORT
  from the Adviser                                   VANGUARD FIXED INCOME GROUP

During the first half of vanguard bond funds' 2002 fiscal year, the U.S. economy weakened, interest rates declined, and bonds produced relatively solid returns. Bond yields, which move in the opposite direction from prices, declined during the period, with the sharpest drops occurring among securities with short-term maturities.

                                              ----------------------------------
                                              INVESTMENT PHILOSOPHY
                                              The funds reflect a belief that
                                              no one bond portfolio is right
                                              for all investors. The funds offer
                                              an array of portfolios with
                                              specific maturity and quality
                                              characteristics so investors
                                              can select the portfolio or
                                              combination of portfolios
                                              appropriate to their needs.
                                              ----------------------------------

THE ECONOMY AND MONETARY POLICY
The bond-friendly environment of the past six months was created primarily by the gloomy news about the state of the U.S. economy. (The bond market often reacts favorably to economic troubles, because a slowdown in growth reduces the threat of inflation, a bond investor's chief enemy.) Not only was economic growth weak during the period, but its trend was clearly downward. Inflation-adjusted gross domestic product grew at an annual rate of 1.3% in the first quarter of 2001 and at a 0.2% rate in the second quarter. Over the 12 months through June 30, GDP growth stood at 1.2%. The main culprit behind the economy's poor performance was the plunge in capital spending. In the second quarter of 2001, nonresidential investment fell 14.6%, the largest quarterly decline since early 1982.
     Surprisingly strong consumer spending, a robust housing market, and higher-than-expected government spending has kept the overall economy out of recession so far. However, the manufacturing sector is in a recession, and the labor market is weakening: Nonfarm payrolls are declining and the unemployment rate has climbed to 4.5%.
     In response to the bleak economic picture, the Federal Reserve Board's Open Market Committee cut interest rates four times by a total of 1.75 percentage points during the half-year. Taking into account its cuts in January, the Fed had reduced short-term rates by a total of 2.75 percentage points over the first seven months of 2001.

BOND MARKET SEGMENTS
In the U.S. Treasury market, yields declined sharply for securities with maturities of 10 years or less, while yields of longer-term bonds barely budged. As a result, the yield curve--a representation of the yields available on bonds of various maturities--steepened considerably. Yields of short-term securities react quickly both to Fed changes and to market expectations about what the Fed will do in the future.
     For longer-term securities, yields stayed put as a result of two factors:
     * Because the Fed pumped a lot of liquidity into the system by lowering the cost of borrowing, some market participants believe that the economy might accelerate sharply during the final quarter of 2001 and early in 2002. That belief dampened interest in long-term bonds.
     * The U.S. government has not bought back as much of its debt as expected. The economic slowdown has cut tax revenues, as have the rebate checks that taxpayers began receiving during the summer. Consequently, many analysts have reduced their estimates of the federal budget surplus. In July, the Treasury estimated that total debt paydown for the government's 2001 fiscal year--a good indicator of the level of the surplus--would be $120 billion. Just three months earlier, the Treasury's estimate was $252 billion. This difference clearly means that the supply of Treasury securities remaining on the market will be higher than originally forecast.
     Investment-grade corporate bonds are on track to provide their best performance relative to Treasuries since Lehman Brothers began making such measurements in 1989. Corporates received a boost because they were cheap relative to other sectors and because demand was strong, particularly from foreign investors, who have purchased nearly half of the new corporate bonds issued in 2001. These factors helped offset the headwinds of poor corporate earnings and a high volume of new issues. Corporate issuance during the first six months of 2001 topped the record set during the first half of 2000.
     Government agency securities performed well during the six months because their yields were attractive compared with yields of Treasuries.
     Inflation-indexed Treasury securities performed particularly well during the six months, topping most categories of conventional bonds. The outperformance was the result of two factors: Actual inflation ran ahead of the market's expectations during the half-year--making the securities' automatic inflation adjustment more valuable to investors. And real (inflation-adjusted) interest rates declined relative to nominal rates of bonds with similar maturities, giving inflation-indexed securities a bigger price boost.
     Returns on mortgage-backed securities were only modestly above those of Treasuries, largely because the decline in interest rates boosted refinancing activity and put a dent in the returns of mortgage investments.

OUR FUNDS
Overall, we kept the price sensitivity of our portfolios in line with our market benchmarks during the funds' fiscal half-year. We were not inclined to make bets on the direction of interest rates.

     In our Treasury portfolios, we added value by avoiding the most expensive issues--typically those issued most recently--and by investing a portion of each fund's assets in higher-yielding government agency securities.
     Our Short-Term Federal Fund benefited from its investments in callable agency paper (debt issued by a government agency that may be repaid before its stated maturity) and from selective investments in mortgage securities.
     Our Treasury and Federal portfolios also were aided by their holdings of Treasury inflation-indexed securities, which performed well during the period.
     In the Short-Term Corporate Fund, we tend to have much higher exposure to corporate securities than our peers do, as well as a lower exposure to mortgages. These differences worked in our favor during the half-year. We were also aided by some solid security selection.
     The Inflation-Protected Securities Fund, which remained fully invested in inflation-indexed Treasuries throughout the period, earned the highest return of our funds. Our performance was in line with that of the Lehman Brothers U.S. Treasury Inflation Notes Index--the unmanaged benchmark whose characteristics we try to approximate. We were able to partially overcome our cost disadvantage (the index doesn't incur expenses that mutual funds bear) by slightly, but effectively, varying from the index's weights among some securities.
     And, of course, low operating costs provide all of our funds with a substantial tailwind in our effort to provide returns that are superior to those of funds with similar maturity and quality characteristics.

OUR OUTLOOK
Over the near term, we expect interest rates to remain near their current levels. Any movement, however, is likely to be toward lower rates because of the pervasive weakness in the economy.
     Because the yield premium paid by corporate bonds over Treasuries has shrunk, we believe that corporate securities are fairly valued. Currently, the average yield advantage for corporates over Treasuries is about 150 basis points, roughly 20 basis points lower than it was six months ago.
     Finally, we believe that investors should choose bond investments in much the same way that we select securities for our funds: by striking a balance between the desire for income and the need for preserving principal. In this environment of declining yields--and thus, declining income--it is especially important to keep in mind that an investment in a security or a fund with a higher yield always means a commensurate increase in risk.

Ian A. MacKinnon, Managing Director          John W. Hollyer, Principal
Robert F. Auwaerter, Principal               David R. Glocke, Principal

August 10, 2001

REPORT
  from the Adviser                            WELLINGTON MANAGEMENT COMPANY, LLP

THE INVESTMENT ENVIRONMENT
The direction of interest rates affects returns for all three of the portfolios we manage--the GNMA, Long-Term Corporate, and High-Yield Corporate Funds. The Federal Reserve Board's six reductions in short-term interest rates since the end of 2000 created a favorable environment for bonds during our fiscal half-year. However, the downtrend in short-term rates affected each of the three funds to varying degrees. Interest rates on U.S. Treasury securities having maturities longer than 10 years were essentially unchanged during the six months ended July 31. However, yields on 5-year notes fell 24 basis points (0.24 percentage point) in the period. The steepening of the yield curve--with short rates declining further than long rates--was a result of the Fed's actions. And despite the Fed's efforts to ease credit, banks and other lenders continued to tighten credit standards. In an environment of slowing economic growth and declining corporate sales and profits, lenders became more wary of companies carrying heavy debt burdens. We saw an increase in defaults and in downgrades of credit ratings. Because the prices of bonds with lower credit ratings are less sensitive to the overall direction of interest rates than to credit fundamentals--the ability of companies to pay their debts--the economic slowdown has resulted in lower prices for lower-rated bonds.
     Over time, the GNMA Fund has basically behaved as an intermediate-term bond, and its price hasn't fluctuated as much as the prices of long-term bond funds. However, the expected duration (a measure of the sensitivity of the fund's share price to a given change in interest rates) of the GNMA Fund can change dramatically with large swings in intermediate-term interest rates. During the past six months, intermediate rates did not fluctuate to a large degree.
     Because interest rates on high-quality long-term bonds were essentially unchanged over the last six months, the net asset value of the Long-Term Corporate Fund was relatively stable. This fund's net asset value is usually quite volatile because its long duration makes its price extremely sensitive to changes in interest rates.
     The High-Yield Corporate Fund did not perform as well as the two other funds because bond investors were generally concerned more about the credit quality of corporate bonds than changes in interest rates. As investors saw credit defaults rising, high-yield bonds struggled. Fortunately, the high yields paid on our bonds cushioned the damage to the fund's net asset value.

GNMA FUND
THE FUND'S SUCCESSES. Although falling interest rates for mortgage loans spawned a great deal of mortgage refinancing, your fund provided a total return above that provided by intermediate-term U.S. Treasury securities. The GNMA Fund was able to do this because the yield offered by GNMAs during the six-month period far exceeded that offered by Treasuries. In short, the GNMA yield advantage more than compensated the shareholder for the negative impact of mortgage refinancing.
     THE FUND'S POSITIONING. Although the GNMA yield remains attractive compared with yields of comparable Treasury securities, we are on the cusp of yet another round of mortgage refinancing. This activity, which results in heavy prepayments of principal on mortgage-backed securities, will intensify if mortgage loan rates fall from current levels. We continue to position the fund in a way that would reduce the impact of such a refinancing wave. The fund remains fully invested in GNMA mortgage pools except for our usual, very small cash holding. We believe that the GNMA Fund is well positioned and that the odds greatly favor its ability to continue providing competitive performance.

LONG-TERM CORPORATE FUND
THE FUND'S SUCCESSES. The average duration of the fund's holdings is 10.1 years--a high figure that makes the fund's share price extremely sensitive to changes in long-term bond yields. This stance is, of course, consistent with our charter as a long-term investment-grade corporate bond fund. During the six months ended July 31, the fund benefited from a narrowing of risk premiums, or yield spreads, versus Treasuries. This narrowing of the spreads between yields of corporate bonds and those of Treasuries reflected some easing of investors' concerns about further deterioration in the credit fundamentals for high-quality companies. The fund had excellent protection against early redemptions of bonds by issuers wanting to refinance at lower rates, so the fund's holdings participated fully in the rally in prices of long corporate bonds. Call protection provides some protection for the fund's income stream, which could diminish substantially if bond issuers were able to prepay their bond principal and refinance at lower rates.
     THE FUND'S SHORTFALLS. The fund may hold up to 20% of its assets in Treasuries, and we kept the fund near this limit. Holding Treasuries proved to be a mistake during the first half of the fiscal year, when corporate bonds performed better.
     THE FUND'S POSITIONING. The major risk to this fund, given its long duration and average maturity, is an unexpected rise in long-term interest rates. We are maintaining the fund's duration slightly longer than its index benchmark's duration because we believe that long-term rates will stay the same or decline as the Federal Reserve continues to lower short-term rates.

     The second risk always present in this fund is the possibility of a decline in creditworthiness of corporate bond issuers. To mitigate this risk, the fund is well diversified by issuer and industry sector. The fund does not own debt from emerging markets, and all foreign bonds we purchase are denominated in U.S. dollars. We generally purchase bonds of well-established, larger companies with stable operating histories.

HIGH-YIELD CORPORATE FUND
THE FUND'S SUCCESSES. Your High-Yield Corporate Fund can't boast of many successes during the last six months. In a relative sense, we succeeded in outperforming the average return for peer funds. Although none of the fund's holdings defaulted, we did sell bonds from several issuers at deeply distressed levels.
     THE FUND'S SHORTFALLS. The fund had an underweight position in the telecommunications sector, but it turns out that we should have owned even less. Our telecom selections performed relatively well last fiscal year, but in the first half of this year they suffered along with the rest of the issuers. A large weighting in cable-television companies, a sector we continue to favor, also hurt the fund's performance.
     THE FUND'S POSITIONING. Compared with the typical high-yield bond portfolio, your fund has a bias toward higher quality credits. When prices of riskier high-yield securities are rising and the risk premiums the market demands for lower-quality bonds are narrowing, our strategy can cause us to lag competing funds. However, when investors grow somewhat leery of riskier credits, the fund tends to outperform, as we did in the past six months. We continue to focus on cash-paying issues, almost all of which carry credit ratings of B or better. We maintain a modest reserve of U.S. Treasuries in the event that liquidity is necessary to accommodate redemptions. And we remain committed to investing in the high-quality end of the below-investment-grade bond market.

Paul D. Kaplan, Senior Vice President and Portfolio Manager
Earl E. McEvoy, Senior Vice President and Portfolio Manager

August 8, 2001

FUND PROFILE                                                 As of July 31, 2001
  for Short-Term Treasury Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 24.

--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                                         LEHMAN
                                        FUND        BEST FIT*           INDEX**
--------------------------------------------------------------------------------
Number of Issues                          44               55             6,414
Yield
  Investor Shares                       4.7%             4.0%              5.8%
  Admiral Shares                        4.9%             4.0%              5.8%
Yield to Maturity                       4.4%             4.0%              5.8%
Average Coupon                          5.8%             6.1%              6.8%
Average Maturity                   3.1 years        2.6 years         8.2 years
Average Quality                     Treasury         Treasury               Aaa
Average Duration                   2.3 years        2.3 years         4.6 years
Expense Ratio
  Investor Shares                     0.29%+               --                --
  Admiral Shares                      0.15%+               --                --
Cash Investments                        1.6%               --                --
--------------------------------------------------------------------------------

----------------------------
DISTRIBUTION BY
  CREDIT QUALITY
  (% of portfolio)

Treasury               87.0%
Agency                  9.6
Aaa                     3.4
----------------------------
Total                 100.0%
----------------------------

----------------------------
DISTRIBUTION BY MATURITY
  (% of portfolio)

Under 1 Year            6.1%
1-3 Years              44.7
3-5 Years              34.6
Over 5 Years           14.6
----------------------------
Total                 100.0%
----------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                                                         LEHMAN
                        FUND          BEST FIT*            FUND         INDEX**
--------------------------------------------------------------------------------
R-Squared               0.98               1.00            0.87            1.00
Beta                    0.98               1.00            0.58            1.00
--------------------------------------------------------------------------------

----------------------------
INVESTMENT FOCUS
[GRID]

CREDIT QUALITY     TREASURY/
                      AGENCY
AVERAGE MATURITY       SHORT
----------------------------

 *Lehman 1-5 Year U.S. Treasury Index.
**Lehman Aggregate Bond Index.
 +Annualized.

FUND PROFILE                                                 As of July 31, 2001
  for Short-Term Federal Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 24.

--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES

                                                                         LEHMAN
                                        FUND        BEST FIT*           INDEX**
--------------------------------------------------------------------------------
Number of Issues                          46              435             6,414
Yield
  Investor Shares                       5.3%             4.2%              5.8%
  Admiral Shares                        5.4%             4.2%              5.8%
Yield to Maturity                       4.9%             4.2%              5.8%
Average Coupon                          6.0%             6.0%              6.8%
Average Maturity                   3.4 years        2.6 years         8.2 years
Average Quality                       Agency         Treasury               Aaa
Average Duration                   2.1 years        2.3 years         4.6 years
Expense Ratio
  Investor Shares                     0.30%+               --                --
  Admiral Shares                      0.24%+               --                --
Cash Investments                        7.4%               --                --
--------------------------------------------------------------------------------

----------------------------
DISTRIBUTION BY
  CREDIT QUALITY
  (% of portfolio)

Treasury               22.1%
Agency                 71.2
Aaa                     6.7
----------------------------
Total                 100.0%
----------------------------

----------------------------
DISTRIBUTION BY MATURITY
  (% of portfolio)

Under 1 Year           15.4%
1-3 Years              33.1
3-5 Years              38.9
Over 5 Years           12.6
----------------------------
Total                 100.0%
----------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES

                                                                         LEHMAN
                        FUND          BEST FIT*            FUND         INDEX**
--------------------------------------------------------------------------------
R-Squared               0.95               1.00            0.87            1.00
Beta                    0.92               1.00            0.54            1.00
--------------------------------------------------------------------------------

----------------------------
INVESTMENT FOCUS
[GRID]

CREDIT QUALITY     TREASURY/
                      AGENCY
AVERAGE MATURITY       SHORT
----------------------------


 *Lehman 1-5 Year U.S Government Index.
**Lehman Aggregate Bond Index.
 +Annualized.
                                                             [PHOTO OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

FUND PROFILE                                                 As of July 31, 2001
  for Short-Term Corporate Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 24.

--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES

                                                                         LEHMAN
                                        FUND        BEST FIT*           INDEX**
--------------------------------------------------------------------------------
Number of Issues                         362            1,502             6,414
Yield
  Investor Shares                       5.7%             5.3%              5.8%
  Admiral Shares                        5.8%             5.3%              5.8%
  Institutional Shares                  5.8%             5.3%              5.8%
Yield to Maturity                       6.4%             5.4%              5.8%
Average Coupon                          6.8%             6.8%              6.8%
Average Maturity                   2.6 years        3.2 years         8.2 years
Average Quality                           A1               A1               Aaa
Average Duration                   2.2 years        2.8 years         4.6 years
Expense Ratio
  Investor Shares                     0.25%+               --                --
  Admiral Shares                      0.18%+               --                --
  Institutional Shares                0.11%+               --                --
Cash Investments                        0.4%               --                --
--------------------------------------------------------------------------------

----------------------------
DISTRIBUTION BY
  CREDIT QUALITY
  (% of portfolio)

Treasury/Agency++       2.5%
Aaa                    21.1
Aa                     13.1
A                      33.0
Baa                    26.9
Ba                      0.0
B                       0.0
Not Rated               3.4
----------------------------
Total                 100.0%
----------------------------

----------------------------
DISTRIBUTION BY MATURITY
  (% of portfolio)

Under 1 Year           18.2%
1-3 Years              43.9
3-5 Years              27.0
Over 5 Years           10.9
----------------------------
Total                 100.0%
----------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES

                                                                         LEHMAN
                        FUND          BEST FIT*            FUND         INDEX**
--------------------------------------------------------------------------------
R-Squared               0.91               1.00            0.82            1.00
Beta                    0.79               1.00            0.54            1.00
--------------------------------------------------------------------------------

----------------------------
INVESTMENT FOCUS
[GRID]

CREDIT QUALITY   INVESTMENT-
                       GRADE
                   CORPORATE
AVERAGE MATURITY       SHORT
----------------------------

----------------------------
DISTRIBUTION BY ISSUER
  (% of portfolio)

Asset-Backed           20.7%
Commercial
  Mortgage-Backed       0.0
Finance                25.1
Foreign                 1.8
Government
  Mortgage-Backed       0.6
Industrial             34.7
Treasury/Agency         1.9
Utilities              15.2
----------------------------
Total                 100.0%
----------------------------


 *Lehman 1-5 Year U.S. Credit Index.
**Lehman Aggregate Bond Index.
 +Annualized.
++Includes government mortgage-backed bonds.

FUND PROFILE                                                 As of July 31, 2001
  for Inflation-Protected Securities Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 24.

--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES

                                                                         LEHMAN
                                        FUND        BEST FIT*           INDEX**
--------------------------------------------------------------------------------
Number of Issues                           7                8             6,414
Yield                                  2.8%+             6.6%              5.8%
Yield to Maturity                      6.5%+             6.6%              5.8%
Average Coupon                         3.7%+             3.7%              6.8%
Average Maturity                  14.5 years       14.4 years         8.2 years
Average Quality                     Treasury         Treasury               Aaa
Average Duration                   2.4 years        2.3 years         4.6 years
Expense Ratio                        0.25%++               --                --
Cash Investments                        1.7%               --                --
--------------------------------------------------------------------------------

----------------------------
DISTRIBUTION BY
  CREDIT QUALITY
  (% of portfolio)

Treasury               98.9%
Aaa                     1.1
----------------------------
Total                 100.0%
----------------------------

----------------------------
DISTRIBUTION BY MATURITY
  (% of portfolio)

Under 1 Year            7.7%
1-5 Years               0.0
5-10 Years             56.2
10-20 Years             0.0
20-30 Years            36.1
Over 30 Years           0.0
----------------------------
Total                 100.0%
----------------------------

----------------------------
INVESTMENT FOCUS
[GRID]

CREDIT QUALITY     TREASURY/
                      AGENCY
AVERAGE DURATION       SHORT
----------------------------


 *Lehman U.S. Treasury Inflation Notes Index.
**Lehman Aggregate Bond Index.
 +In real terms; not adjusted for projected inflation.
++Annualized.

                                                             [PHOTO OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

FUND PROFILE                                                 As of July 31, 2001
  for Intermediate-Term Treasury Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 24.

--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES

                                                                         LEHMAN
                                        FUND        BEST FIT*           INDEX**
--------------------------------------------------------------------------------
Number of Issues                          43               23             6,414
Yield
  Investor Shares                       5.2%             4.8%              5.8%
  Admiral Shares                        5.4%             4.8%              5.8%
Yield to Maturity                       5.1%             5.1%              5.8%
Average Coupon                          7.0%             6.2%              6.8%
Average Maturity                   7.9 years        7.4 years         8.2 years
Average Quality                     Treasury         Treasury               Aaa
Average Duration                   5.3 years        5.5 years         4.6 years
Expense Ratio
  Investor Shares                     0.29%+               --                --
  Admiral Shares                      0.15%+               --                --
Cash Investments                        2.2%               --                --
--------------------------------------------------------------------------------

----------------------------
DISTRIBUTION BY
  CREDIT QUALITY
  (% of portfolio)

Treasury               90.6%
Agency                  7.7
Aaa                     1.7
----------------------------
Total                 100.0%
----------------------------

----------------------------
DISTRIBUTION BY MATURITY
  (% of portfolio)

Under 1 Year            0.9%
1-5 Years              19.3
5-10 Years             67.2
10-20 Years            12.6
20-30 Years             0.0
Over 30 Years           0.0
----------------------------
Total                 100.0%
----------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES

                                                                         LEHMAN
                        FUND          BEST FIT*            FUND         INDEX**
--------------------------------------------------------------------------------
R-Squared               0.98               1.00            0.92            1.00
Beta                    0.94               1.00            1.38            1.00
--------------------------------------------------------------------------------

----------------------------
INVESTMENT FOCUS
[GRID]

CREDIT QUALITY     TREASURY/
                      AGENCY
AVERAGE MATURITY      MEDIUM
----------------------------


 *Lehman 5-10 Year U.S. Treasury Index.
**Lehman Aggregate Bond Index.
 +Annualized.

                                                             [PHOTO OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

FUND PROFILE                                                 As of July 31, 2001
  for Intermediate-Term Corporate Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 24.

--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                                         LEHMAN
                                        FUND        BEST FIT*           INDEX**
--------------------------------------------------------------------------------
Number of Issues                         233            1,193             6,414
Yield
  Investor Shares                       6.3%             6.6%              5.8%
  Admiral Shares                        6.4%             6.6%              5.8%
Yield to Maturity                       6.7%             6.7%              5.8%
Average Coupon                          7.1%             7.2%              6.8%
Average Maturity                   7.0 years        7.8 years         8.2 years
Average Quality                           A1               A2               Aaa
Average Duration                   5.1 years        5.9 years         4.6 years
Expense Ratio
  Investor Shares                     0.20%+               --                --
  Admiral Shares                      0.13%+               --                --
Cash Investments                        1.8%               --                --
--------------------------------------------------------------------------------

----------------------------
DISTRIBUTION BY
  CREDIT QUALITY
  (% of portfolio)

Treasury/Agency         7.1%
Aaa                    12.1
Aa                     14.6
A                      35.8
Baa                    27.0
Ba                      0.0
B                       0.0
Not Rated               3.4
----------------------------
Total                 100.0%
----------------------------

----------------------------
DISTRIBUTION BY MATURITY
  (% of portfolio)

Under 1 Year            0.9%
1-5 Years              31.3
5-10 Years             62.2
10-20 Years             5.6
20-30 Years             0.0
Over 30 Years           0.0
----------------------------
Total                 100.0%
----------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                                                         LEHMAN
                        FUND          BEST FIT*            FUND         INDEX**
--------------------------------------------------------------------------------
R-Squared               0.95               1.00            0.92            1.00
Beta                    0.92               1.00            1.29            1.00
--------------------------------------------------------------------------------

----------------------------
DISTRIBUTION BY ISSUER
  (% of portfolio)

Asset-Backed            9.0%
Commercial
  Mortgage-Backed       0.0
Finance                24.3
Foreign                 2.6
Government
  Mortgage-Backed       0.0
Industrial             42.0
Treasury/Agency         7.1
Utilities              15.0
----------------------------
Total                 100.0%
----------------------------

----------------------------
INVESTMENT FOCUS
[GRID]

CREDIT QUALITY   INVESTMENT-
                       GRADE
                   CORPORATE
AVERAGE MATURITY      MEDIUM
----------------------------


 *Lehman 5-10 Year U.S. Credit Index.
**Lehman Aggregate Bond Index.
 +Annualized.

FUND PROFILE                                                 As of July 31, 2001
  for GNMA Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 24.

--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                                         LEHMAN
                                        FUND        BEST FIT*           INDEX**
--------------------------------------------------------------------------------
Number of Issues                          25              171             6,414
Yield
  Investor Shares                       6.2%             6.6%              5.8%
  Admiral Shares                        6.2%             6.6%              5.8%
Yield to Maturity                       6.2%             6.6%              5.8%
Average Coupon                          6.8%             7.1%              6.8%
Average Maturity                   5.0 years        7.4 years         8.2 years
Average Quality                     Treasury         Treasury               Aaa
Average Duration                   2.9 years        3.1 years         4.6 years
Expense Ratio
  Investor Shares                     0.25%+               --                --
  Admiral Shares                      0.18%+               --                --
Cash Investments                        2.6%               --                --
--------------------------------------------------------------------------------

----------------------------
DISTRIBUTION BY COUPON
  (% of portfolio)

Under 6%                0.4%
6%-7%                  37.9
7%-8%                  52.1
8%-9%                   8.6
9%-10%                  1.0
10% and Over            0.0
----------------------------
Total                 100.0%
----------------------------

----------------------------
INVESTMENT FOCUS
[GRID]

CREDIT QUALITY     TREASURY/
                      AGENCY
AVERAGE MATURITY      MEDIUM
----------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES

                                                                         LEHMAN
                        FUND          BEST FIT*            FUND         INDEX**
--------------------------------------------------------------------------------
R-Squared               0.98               1.00            0.82            1.00
Beta                    1.12               1.00            0.79            1.00
--------------------------------------------------------------------------------

 *Lehman GNMA Index.
**Lehman Aggregate Bond Index.
 +Annualized.

FUND PROFILE                                                 As of July 31, 2001
  for Long-Term Treasury Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 24.

--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                                         LEHMAN
                                        FUND        BEST FIT*           INDEX**
--------------------------------------------------------------------------------
Number of Issues                          19               44             6,414
Yield
  Investor Shares                       5.6%             5.5%              5.8%
  Admiral Shares                        5.7%             5.5%              5.8%
Yield to Maturity                       5.6%             5.7%              5.8%
Average Coupon                          7.6%             7.8%              6.8%
Average Maturity                  19.5 years       20.1 years         8.2 years
Average Quality                     Treasury         Treasury               Aaa
Average Duration                  10.1 years       10.8 years         4.6 years
Expense Ratio
  Investor Shares                     0.29%+               --                --
  Admiral Shares                      0.15%+               --                --
Cash Investments                        1.8%               --                --
--------------------------------------------------------------------------------

----------------------------
DISTRIBUTION BY
  CREDIT QUALITY
  (% of portfolio)

Treasury               95.8%
Agency                  4.2
----------------------------
Total                 100.0%
----------------------------

----------------------------
DISTRIBUTION BY MATURITY
  (% of portfolio)

Under 1 Year            0.5%
1-5 Years               0.0
5-10 Years             10.7
10-20 Years            60.3
20-30 Years            28.5
Over 30 Years           0.0
----------------------------
Total                 100.0%
----------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                                                         LEHMAN
                        FUND          BEST FIT*            FUND         INDEX**
--------------------------------------------------------------------------------
R-Squared               0.99               1.00            0.77            1.00
Beta                    0.98               1.00            1.82            1.00
--------------------------------------------------------------------------------

----------------------------
INVESTMENT FOCUS
[GRID]

CREDIT QUALITY     TREASURY/
                      AGENCY
AVERAGE MATURITY        LONG
----------------------------

 *Lehman Long U.S. Treasury Index.
**Lehman Aggregate Bond Index.
 +Annualized.

                                                             [PHOTO OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

FUND PROFILE                                                 As of July 31, 2001
  for Long-Term Corporate Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 24.

--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                                         LEHMAN
                                        FUND        BEST FIT*           INDEX**
--------------------------------------------------------------------------------
Number of Issues                         135              771             6,414
Yield
  Investor Shares                       6.5%             7.1%              5.8%
  Admiral Shares                        6.6%             7.1%              5.8%
Yield to Maturity                       6.7%             7.1%              5.8%
Average Coupon                          7.0%             7.3%              6.8%
Average Maturity                  21.0 years       25.0 years         8.2 years
Average Quality                          Aa3               A1               Aaa
Average Duration                  10.1 years        9.7 years         4.6 years
Expense Ratio
  Investor Shares                     0.30%+               --                --
  Admiral Shares                      0.21%+               --                --
Cash Investments                        2.8%               --                --
--------------------------------------------------------------------------------

----------------------------
DISTRIBUTION BY
  CREDIT QUALITY
  (% of portfolio)

Treasury/Agency        19.7%
Aaa                     5.0
Aa                     20.9
A                      36.3
Baa                    18.1
Ba                      0.0
B                       0.0
Not Rated               0.0
----------------------------
Total                 100.0%
----------------------------

----------------------------
DISTRIBUTION BY MATURITY
  (% of portfolio)

Under 1 Year            0.0%
1-5 Years               4.4
5-10 Years             15.4
10-20 Years            10.7
20-30 Years            67.6
Over 30 Years           1.9
----------------------------
Total                 100.0%
----------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                                                         LEHMAN
                        FUND          BEST FIT*            FUND         INDEX**
--------------------------------------------------------------------------------
R-Squared               0.94               1.00            0.86            1.00
Beta                    0.90               1.00            1.64            1.00
--------------------------------------------------------------------------------

----------------------------
DISTRIBUTION BY ISSUER
  (% of portfolio)

Asset-Backed            0.0%
Commercial
  Mortgage-Backed       0.0
Finance                22.6
Foreign                 0.7
Government
  Mortgage-Backed       0.0
Industrial             50.0
Treasury/Agency        19.7
Utilities               7.0
----------------------------
Total                 100.0%
----------------------------

----------------------------
INVESTMENT FOCUS
[GRID]

CREDIT QUALITY   INVESTMENT-
                       GRADE
                   CORPORATE
AVERAGE MATURITY        LONG
----------------------------


 *Lehman Long Credit A or Better Index.
**Lehman Aggregate Bond Index.
 +Annualized.




                                                             [PHOTO OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

FUND PROFILE                                                 As of July 31, 2001
  for High-Yield Corporate Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 24.

--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                                         LEHMAN
                                        FUND        BEST FIT*          INDEX**
--------------------------------------------------------------------------------
Number of Issues                         225            1,207             6,414
Yield                                   9.5%            12.4%              5.8%
Yield to Maturity                       9.5%            12.4%              5.8%
Average Coupon                          8.8%             8.2%              6.8%
Average Maturity                   6.3 years        7.8 years         8.2 years
Average Quality                          Ba2              Ba3               Aaa
Average Duration                   4.4 years        4.7 years         4.6 years
Expense Ratio                         0.27%+               --                --
Cash Investments                        5.0%               --                --
--------------------------------------------------------------------------------

----------------------------
DISTRIBUTION BY
  CREDIT QUALITY
  (% of portfolio)

Treasury/Agency         5.5%
Aaa                     0.1
Aa                      0.0
A                       0.0
Baa                    10.3
Ba                     45.4
B                      37.4
Caa                     1.3
Not Rated               0.0
----------------------------
Total                 100.0%
----------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                                                         LEHMAN
                        FUND          BEST FIT*            FUND         INDEX**
--------------------------------------------------------------------------------
R-Squared               0.89               1.00            0.07            1.00
Beta                    0.77               1.00            0.54            1.00
--------------------------------------------------------------------------------

----------------------------
DISTRIBUTION BY MATURITY
  (% of portfolio)

Under 1 Year            2.1%
1-5 Years              28.4
5-10 Years             66.8
10-20 Years             1.2
20-30 Years             1.5
Over 30 Years           0.0
----------------------------
Total                 100.0%
----------------------------

----------------------------
DISTRIBUTION BY ISSUER
  (% of portfolio)

Asset-Backed            0.0%
Commercial
  Mortgage-Backed       0.0
Finance                 2.0
Foreign                 0.0
Government
  Mortgage-Backed       0.0
Industrial             83.5
Treasury/Agency         5.5
Utilities               9.0
----------------------------
Total                 100.0%
----------------------------

----------------------------
INVESTMENT FOCUS
[GRID]

CREDIT QUALITY         BELOW
                 INVESTMENT-
                       GRADE
AVERAGE MATURITY        LONG
----------------------------


 *Lehman High Yield Index.
**Lehman Aggregate Bond Index.
 +Annualized.

GLOSSARY
  of Investment Terms

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
DISTRIBUTION BY COUPON. A breakdown of the securities in a fund according to coupon rate--the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or "called") early by the issuer.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARIES

In the performance summaries below and on the following pages, all of the data represent past performance, which cannot be used to predict future returns that may be achieved by the funds. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

SHORT-TERM TREASURY FUND
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                      October 28, 1991-July 31, 2001
--------------------------------------------------------------------------------
                         SHORT-TERM TREASURY FUND
                             INVESTOR SHARES            LEHMAN*
FISCAL             CAPITAL        INCOME      TOTAL       TOTAL
YEAR                RETURN        RETURN     RETURN      RETURN
--------------------------------------------------------------------------------
1992                  1.2%          1.4%       2.6%        3.0%
1993                  3.3           5.4        8.7         9.0
1994                  0.8           4.7        5.5         6.1
1995                 -4.8           5.2        0.4        -0.1
1996                  4.8           6.6       11.4        12.0
1997                 -1.9           5.8        3.9         4.1
1998                  1.1           6.0        7.1         7.9
1999                  1.2           5.5        6.7         7.0
2000                 -4.0           5.2        1.2         1.3
2001                  4.1           6.3       10.4        10.6
2002**                1.2           2.7        3.9         3.9
--------------------------------------------------------------------------------
 *Lehman 1-5 Year Treasury Index.
**Six months ended July 31, 2001.
See Financial Highlights table on page 41 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                       Periods Ended June 30, 2001*

                                                           SINCE INCEPTION
                     INCEPTION                     -----------------------------
                          DATE    1 YEAR    5 YEARS   CAPITAL   INCOME    TOTAL
--------------------------------------------------------------------------------
Short-Term Treasury
  Fund Investor
  Shares            10/28/1991     9.52%      6.36%     0.56%    5.64%    6.20%
--------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

SHORT-TERM FEDERAL FUND
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                      January 31, 1991-July 31, 2001
--------------------------------------------------------------------------------
                         SHORT-TERM FEDERAL FUND
                             INVESTOR SHARES            LEHMAN*
FISCAL             CAPITAL        INCOME      TOTAL       TOTAL
YEAR                RETURN        RETURN     RETURN      RETURN
--------------------------------------------------------------------------------
1992                  3.1%          7.5%      10.6%       11.3%
1993                  2.3           6.2        8.5         8.9
1994                  1.1           5.1        6.2         6.1
1995                 -5.6           5.4       -0.2        -0.1
1996                  5.0           6.4       11.4        12.0
1997                 -1.7           6.2        4.5         4.1
1998                  0.8           6.3        7.1         7.9
1999                  0.7           5.9        6.6         6.9
2000                 -4.0           5.6        1.6         1.3
2001                  4.4           6.5       10.9        10.8
2002**                1.2           2.9        4.1         4.0
--------------------------------------------------------------------------------
 *Lehman 1-5 Year Government Index.
**Six months ended July 31, 2001.
See Financial Highlights table on page 43 for dividend information for the past five years.
--------------------------------------------------------------------------------

SHORT-TERM CORPORATE FUND
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                      January 31, 1991-July 31, 2001
--------------------------------------------------------------------------------
                         SHORT-TERM CORPORATE FUND
                              INVESTOR SHARES           LEHMAN*
FISCAL             CAPITAL        INCOME      TOTAL       TOTAL
YEAR                RETURN        RETURN     RETURN      RETURN
--------------------------------------------------------------------------------
1992                  3.6%          8.1%      11.7%       13.4%
1993                  2.6           6.7        9.3         9.5
1994                  0.4           5.7        6.1         7.9
1995                 -4.9           5.5        0.6         0.3
1996                  5.2           6.8       12.0        13.8
1997                 -1.7           6.2        4.5         4.6
1998                  1.1           6.4        7.5         8.0
1999                 -0.1           6.3        6.2         7.1
2000                 -3.4           6.2        2.8         1.5
2001                  2.6           7.1        9.7        10.7
2002**                1.0           3.3        4.3         5.2
--------------------------------------------------------------------------------
 *Lehman 1-5 Year Credit Index.
**Six months ended July 31, 2001.
See Financial Highlights table on page 44 for dividend information for the past five years.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                        Periods Ended June 30, 2001*

                                                              10 YEARS
                     INCEPTION                      ----------------------------
                          DATE    1 YEAR    5 YEARS   CAPITAL   INCOME    TOTAL
--------------------------------------------------------------------------------
Short-Term Federal
  Fund Investor
  Shares            12/31/1987    10.62%      6.61%     0.59%    6.04%    6.63%
Short-Term Corporate
  Fund Investor
  Shares            10/29/1982    10.05       6.68      0.46     6.42     6.88
--------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return information through the latest calendar quarter.
--------------------------------------------------------------------------------

INFLATION-PROTECTED SECURITIES FUND
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                         June 29, 2000-July 31, 2001
--------------------------------------------------------------------------------
                            INFLATION-PROTECTED
                              SECURITIES FUND           LEHMAN*
FISCAL             CAPITAL        INCOME      TOTAL       TOTAL
YEAR                RETURN        RETURN     RETURN      RETURN
--------------------------------------------------------------------------------
2001                  5.3%          2.8%       8.1%        8.3%
2002**                3.5           2.4        5.9         6.1
--------------------------------------------------------------------------------
 *Lehman Treasury Inflation Notes Index.
**Six months ended July 31, 2001.
See Financial Highlights table on page 45 for dividend and capital gains information since inception.
--------------------------------------------------------------------------------

INTERMEDIATE-TERM TREASURY FUND
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                      October 28, 1991-July 31, 2001
--------------------------------------------------------------------------------
                            INTERMEDIATE-TERM
                              TREASURY FUND
                             INVESTOR SHARES            LEHMAN*
FISCAL             CAPITAL        INCOME      TOTAL       TOTAL
YEAR                RETURN        RETURN     RETURN      RETURN
--------------------------------------------------------------------------------
1992                  1.9%          1.7%       3.6%        4.0%
1993                  6.1           7.0       13.1        13.2
1994                  4.1           6.0       10.1        10.6
1995                 -9.6           5.7       -3.9        -4.5
1996                 11.7           7.3       19.0        19.6
1997                 -4.9           6.2        1.3         1.3
1998                  4.1           6.7       10.8        11.7
1999                  3.3           6.1        9.4        10.0
2000                -10.1           5.5       -4.6        -5.0
2001                  9.1           7.0       16.1        15.8
2002**                0.9           3.0        3.9         4.0
--------------------------------------------------------------------------------
 *Lehman 5-10 Year Treasury Index.
**Six months ended July 31, 2001.
See Financial Highlights table on page 46 for dividend information for the past five years.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                        Periods Ended June 30, 2001*

                                                           SINCE INCEPTION
                     INCEPTION                      ----------------------------
                          DATE    1 YEAR    5 YEARS   CAPITAL   INCOME    TOTAL
--------------------------------------------------------------------------------
Inflation-Protected
  Securities Fund    6/29/2000    12.57%        --      7.27%    5.40%   12.67%
Intermediate-Term
  Treasury Fund
  Investor Shares   10/28/1991    11.54       7.32%     1.24     6.35     7.59
--------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return information through the latest calendar quarter.
--------------------------------------------------------------------------------

INTERMEDIATE-TERM CORPORATE FUND
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                      November 1, 1993-July 31, 2001
--------------------------------------------------------------------------------
                           INTERMEDIATE-TERM
                             CORPORATE FUND
                             INVESTOR SHARES            LEHMAN*
FISCAL             CAPITAL        INCOME      TOTAL       TOTAL
YEAR                RETURN        RETURN     RETURN      RETURN
--------------------------------------------------------------------------------
1994                  0.4%          1.3%       1.7%        2.4%
1995                 -9.7           6.0       -3.7        -4.0
1996                 12.1           7.8       19.9        21.1
1997                 -4.2           6.5        2.3         2.7
1998                  3.3           6.9       10.2        10.4
1999                  1.2           6.5        7.7         8.4
2000                 -8.9           6.2       -2.7        -3.7
2001                  5.4           7.8       13.2        14.3
2002**                2.0           3.4        5.4         5.4
--------------------------------------------------------------------------------
 *Lehman 5-10 Year Credit Index.
**Six months ended July 31, 2001.
See Financial Highlights table on page 47 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------

GNMA FUND
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                      January 31, 1991-July 31, 2001
--------------------------------------------------------------------------------
                                GNMA FUND
                             INVESTOR SHARES            LEHMAN*
FISCAL             CAPITAL        INCOME      TOTAL       TOTAL
YEAR                RETURN        RETURN     RETURN      RETURN
--------------------------------------------------------------------------------
1992                  4.1%          8.9%      13.0%       12.9%
1993                  2.4           8.0       10.4        10.1
1994                 -1.0           6.2        5.2         6.1
1995                 -6.5           6.9        0.4        -0.3
1996                  7.6           8.0       15.6        15.5
1997                 -2.1           7.3        5.2         5.6
1998                  2.5           7.4        9.9         9.8
1999                  0.0           6.8        6.8         6.7
2000                 -7.3           6.4       -0.9         0.3
2001                  6.6           7.5       14.1        14.0
2002**                0.8           3.3        4.1         4.1
--------------------------------------------------------------------------------
 *Lehman GNMA Index.
**Six months ended July 31, 2001.
See Financial Highlights table on page 48 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                        Periods Ended June 30, 2001*

                                                              10 YEARS
                     INCEPTION                      ----------------------------
                          DATE    1 YEAR    5 YEARS   CAPITAL   INCOME    TOTAL
--------------------------------------------------------------------------------
Intermediate-Term
  Corporate Fund
  Investor Shares    11/1/1993    12.56%      7.19%  -0.35%**  6.74%**  6.39%**
GNMA Fund
  Investor Shares    6/27/1980    10.85       7.52    0.50     7.22     7.72
--------------------------------------------------------------------------------
 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.
**Since inception.
--------------------------------------------------------------------------------

LONG-TERM TREASURY FUND
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                      January 31, 1991-July 31, 2001
--------------------------------------------------------------------------------
                        LONG-TERM TREASURY FUND
                            INVESTOR SHARES             LEHMAN*
FISCAL             CAPITAL        INCOME      TOTAL       TOTAL
YEAR                RETURN        RETURN     RETURN      RETURN
--------------------------------------------------------------------------------
1992                  4.1%          8.3%      12.4%       13.4%
1993                  6.1           8.0       14.1        14.6
1994                  8.9           7.2       16.1        16.7
1995                -13.0           6.3       -6.7        -7.5
1996                 18.7           8.0       26.7        27.4
1997                 -8.2           6.4       -1.8        -1.6
1998                  9.7           7.1       16.8        18.3
1999                  5.8           6.2       12.0        12.3
2000                -13.7           5.3       -8.4        -8.3
2001                 11.7           6.9       18.6        18.8
2002**                0.3           2.8        3.1         3.1
--------------------------------------------------------------------------------
 *Lehman Long Treasury Index.
**Six months ended July 31, 2001.
See Financial Highlights table on page 49 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------

LONG-TERM CORPORATE FUND
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) January 31, 1991-July 31, 2001
--------------------------------------------------------------------------------
                        LONG-TERM CORPORATE FUND
                            INVESTOR SHARES             LEHMAN*
FISCAL             CAPITAL        INCOME      TOTAL       TOTAL
YEAR                RETURN        RETURN     RETURN      RETURN
--------------------------------------------------------------------------------
1992                  7.6%          9.5%      17.1%       15.5%
1993                  6.6           8.5       15.1        13.8
1994                  6.5           7.3       13.8        12.6
1995                -11.9           6.8       -5.1        -5.3
1996                 15.3           8.3       23.6        23.9
1997                 -6.0           6.9        0.9         0.7
1998                  7.9           7.6       15.5        15.3
1999                  2.9           6.6        9.5        10.3
2000                -13.3           5.9       -7.4        -8.3
2001                  6.8           7.7       14.5        16.1
2002**                1.5           3.4        4.9         5.1
--------------------------------------------------------------------------------
 *Lehman Long Credit AA or Better Index through March 2000; Lehman Long Credit A or Better Index thereafter.
**Six months ended July 31, 2001.
See Financial Highlights table on page 50 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                        Periods Ended June 30, 2001*

                                                              10 YEARS
                     INCEPTION                      ----------------------------
                          DATE    1 YEAR    5 YEARS   CAPITAL   INCOME    TOTAL
--------------------------------------------------------------------------------
Long-Term Treasury
  Fund Investor
  Shares             5/19/1986     9.89%      8.34%     2.40%    6.84%     9.24%
Long-Term Corporate
  Fund Investor
  Shares              7/9/1973    12.56       7.46      1.57     7.36      8.93
--------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return information through the latest calendar quarter.
--------------------------------------------------------------------------------

HIGH-YIELD CORPORATE FUND
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                      January 31, 1991-July 31, 2001
--------------------------------------------------------------------------------
                       HIGH-YIELD CORPORATE FUND        LEHMAN*
FISCAL             CAPITAL        INCOME      TOTAL       TOTAL
YEAR                RETURN        RETURN     RETURN      RETURN
--------------------------------------------------------------------------------
1992                 17.4%         13.9%      31.3%       47.3%
1993                  4.0          10.7       14.7        15.1
1994                  7.7           9.8       17.5        16.3
1995                -11.1           8.6       -2.5        -1.8
1996                  9.0          10.0       19.0        19.7
1997                 -0.3           9.3        9.0        10.5
1998                  3.8           9.3       13.1        13.7
1999                 -3.0           8.3        5.3         1.6
2000                 -7.8           8.0        0.2         0.5
2001                 -4.4           9.1        4.7         1.6
2002**               -5.9           4.3       -1.6        -1.9
--------------------------------------------------------------------------------
 *Lehman High Yield Index.
**Six months ended July 31, 2001.
See Financial Highlights table on page 51 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                        Periods Ended June 30, 2001*

                                                              10 YEARS
                     INCEPTION                      ----------------------------
                          DATE    1 YEAR    5 YEARS   CAPITAL   INCOME    TOTAL
--------------------------------------------------------------------------------
High-Yield
  Corporate Fund**  12/27/1978     0.61%      5.89%    -0.37%    9.35%     8.98%
--------------------------------------------------------------------------------
 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.
**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
  July 31, 2001 (unaudited)

The Statements of Net Assets, integral parts of the Financial Statements for each of the Vanguard Bond Funds, are included as an insert to this report (except for the GNMA Fund, whose Statement of Net Assets is provided below).

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, foreign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-------------------------------------------------------------------------------------------------------------------
                                                                                                FACE        MARKET
                                                                          MATURITY            AMOUNT        VALUE^
GNMA FUND                                       COUPON                        DATE             (000)         (000)
-------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OBLIGATIONS (97.4%)
-------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn.               5.50%         3/15/2013-2/15/2014(1)    $    58,484   $    58,075
Government National Mortgage Assn.               6.00%          1/15/2019-8/1/2031(1)      1,731,650     1,714,794
Government National Mortgage Assn.               6.50%          6/15/2008-8/1/2031(1)      4,444,539     4,492,167
Government National Mortgage Assn.               7.00%         4/15/2007-7/15/2031(1)      4,983,400     5,125,263
Government National Mortgage Assn.               7.25%        12/15/2026-2/15/2027(1)          2,410         2,495
Government National Mortgage Assn.               7.50%         12/15/2001-8/1/2031(1)      3,260,292     3,386,721
Government National Mortgage Assn.               7.75%                   2/15/2027(1)          4,711         4,914
Government National Mortgage Assn.               8.00%         1/15/2002-4/15/2031(1)      1,199,108     1,258,588
Government National Mortgage Assn.               8.25%         8/15/2004-7/15/2008(1)          2,049         2,175
Government National Mortgage Assn.               8.50%         1/20/2005-6/15/2028(1)        140,656       150,703
Government National Mortgage Assn.               9.00%         9/15/2008-2/15/2023(1)        101,362       109,953
Government National Mortgage Assn.               9.25%         9/15/2016-5/15/2018(1)            614           675
Government National Mortgage Assn.               9.50%       10/15/2002-12/15/2022(1)         48,182        53,257
Government National Mortgage Assn.              10.00%         7/20/2014-8/20/2018(1)            832           929
Government National Mortgage Assn.              11.00%         7/15/2010-2/20/2016(1)            320           364
Government National Mortgage Assn.              11.25%         9/20/2015-2/20/2016(1)            174           198
Government National Mortgage Assn.              11.50%        1/15/2013-11/20/2015(1)            339           388
Government National Mortgage Assn.              12.00%        10/15/2010-1/20/2016(1)            589           678
Government National Mortgage Assn.              12.50%        12/20/2013-7/20/2015(1)            352           415
Government National Mortgage Assn.              13.00%         1/15/2011-1/20/2015(1)            286           340
Government National Mortgage Assn.              13.25%                  10/15/2014(1)             38            46

-------------------------------------------------------------------------------------------------------------------
                                                                                                FACE        MARKET
                                                                          MATURITY            AMOUNT        VALUE^
GNMA FUND                                       COUPON                        DATE             (000)         (000)
-------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn.              13.50%        5/15/2010-12/15/2014(1)            100           124
Government National Mortgage Assn.              14.00%         6/15/2011-9/15/2012(1)             82           100
Government National Mortgage Assn.              15.00%                   5/15/2012(1)            43            53
-------------------------------------------------------------------------------------------------------------------
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OBLIGATIONS
  (COST $15,976,121)                                                                                    16,363,415
-------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (5.6%)
-------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account
  (COST $942,074)                                3.90%                    8/1/2001           942,074       942,074
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.0%)
  (COST $16,918,195)                                                                                    17,305,489
-------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.0%)
-------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                       135,794
Payables for Investment Securities Purchased                                                              (598,320)
Other Liabilities                                                                                          (43,446)
                                                                                                       ------------
                                                                                                          (505,972)
-------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                      $16,799,517
===================================================================================================================

  *See Note A in Notes to Financial Statements.
(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

--------------------------------------------------------------------------------
AT JULY 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                                         AMOUNT
                                                                          (000)
--------------------------------------------------------------------------------
Paid-in Capital                                                     $16,459,147
Undistributed Net Investment Income                                          --
Accumulated Net Realized Losses                                         (46,924)
Unrealized Appreciation--Note G                                         387,294
--------------------------------------------------------------------------------
NET ASSETS                                                          $16,799,517
================================================================================

Investor Shares--Net Assets
Applicable to 1,382,753,995 outstanding $.001 par value
  shares of beneficial interest (unlimited authorization)           $14,418,343
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES $10.43
================================================================================

Admiral Shares--Net Assets
Applicable to 228,360,351 outstanding $.001 par value
  shares of beneficial interest (unlimited authorization)            $2,381,174
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                $10.43
================================================================================

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

---------------------------------------------------------------------------------------------------------------
                                                                                                    INFLATION-
                                         SHORT-TERM          SHORT-TERM         SHORT-TERM           PROTECTED
                                           TREASURY             FEDERAL          CORPORATE          SECURITIES
                                               FUND                FUND               FUND                FUND
                                         ----------------------------------------------------------------------
                                                              SIX MONTHS ENDED JULY 31, 2001
                                         ----------------------------------------------------------------------
                                              (000)               (000)              (000)               (000)
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                 $ 44,785            $ 48,565           $263,446              $9,933
  Security Lending                              227                  32                806                  14
---------------------------------------------------------------------------------------------------------------
    Total Income                             45,012              48,597            264,252               9,947
---------------------------------------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B               94                  90                447                  13
  The Vanguard Group--Note C
    Management and Administrative--
      Investor Shares                         1,501               1,943              7,358                 297
    Management and Administrative--
      Admiral Shares                            283                 186                657                  --
    Management and Administrative--
      Institutional Shares                       --                  --                122                  --
    Marketing and Distribution--
      Investor Shares                           104                 113                502                  13
    Marketing and Distribution--
      Admiral Shares                             16                   3                 16                  --
    Marketing and Distribution--
      Institutional Shares                       --                  --                 25                  --
  Custodian Fees                                 14                  14                 25                   2
  Auditing Fees                                   5                   4                  6                   6
  Shareholders' Reports--Investor Shares          7                   8                 42                   2
  Shareholders' Reports--Admiral Shares          --                  --                 --                  --
  Shareholders' Reports--Institutional Shares    --                  --                  4                  --
  Trustees' Fees and Expenses                     1                   1                  6                  --
---------------------------------------------------------------------------------------------------------------
    Total Expenses                            2,025               2,362              9,210                 333
    Expenses Paid Indirectly--Note D             (1)                 (7)               (28)                 --
---------------------------------------------------------------------------------------------------------------
    Net Expenses                              2,024               2,355              9,182                 333
---------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                        42,988              46,242            255,070               9,614
---------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                 11,776              19,038             19,577               1,781
  Futures Contracts                              96                 136                 --                  --
---------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                     11,872              19,174             19,577               1,781
---------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)
  Investment Securities                      12,776                 929             61,308               3,654
  Futures Contracts                            (462)             (1,163)             7,054                  --
  Swap Contracts                                 --                  --              1,004                  --
---------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                             12,314                (234)            69,366               3,654
---------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                 $67,174             $65,182           $344,013             $15,049
===============================================================================================================

---------------------------------------------------------------------------------------------------------------
                                      INTERMEDIATE-       INTERMEDIATE-
                                               TERM                TERM                              LONG-TERM
                                           TREASURY           CORPORATE               GNMA            TREASURY
                                               FUND                FUND               FUND                FUND
                                         ----------------------------------------------------------------------
                                                              SIX MONTHS ENDED JULY 31, 2001
                                         ----------------------------------------------------------------------
                                              (000)               (000)              (000)               (000)
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                 $ 73,280            $ 76,723           $508,961             $46,852
  Security Lending                              260                 607                 --                  92
---------------------------------------------------------------------------------------------------------------
    Total Income                             73,540              77,330            508,961              46,944
---------------------------------------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B              137                 117                827                  92
  The Vanguard Group--Note C
    Management and Administrative--
      Investor Shares                         2,243               1,597             14,767               1,776
    Management and Administrative--
      Admiral Shares                            419                 217              1,260                 149
    Management and Administrative--
      Institutional Shares                       --                  --                 --                  --
    Marketing and Distribution--
      Investor Shares                           144                 130                938                 102
    Marketing and Distribution--
      Admiral Shares                             21                   8                 31                   8
    Marketing and Distribution--
      Institutional Shares                       --                  --                 --                  --
  Custodian Fees                                 18                  19                800                  14
  Auditing Fees                                   6                   6                  6                   4
  Shareholders' Reports--Investor Shares         11                   4                 70                   8
  Shareholders' Reports--Admiral Shares           1                  --                 --                  --
  Shareholders' Reports--Institutional Shares    --                  --                 --                  --
  Trustees' Fees and Expenses                     2                   1                 11                   1
---------------------------------------------------------------------------------------------------------------
    Total Expenses                            3,002               2,099             18,710               2,154
    Expenses Paid Indirectly--Note D             --                  (3)               (30)                 (2)
---------------------------------------------------------------------------------------------------------------
    Net Expenses                              3,002               2,096             18,680               2,152
---------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                        70,538              75,234            490,281              44,792
---------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                  3,743              26,601              4,891               6,075
  Futures Contracts                              13                (116)                --                 (67)
---------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                      3,756              26,485              4,891               6,008
---------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)
  Investment Securities                      42,717              18,402            120,488              11,419
  Futures Contracts                              69                (442)                --                 290
  Swap Contracts                                 --               1,024                 --                  --
---------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                             42,786              18,984            120,488              11,709
---------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                $117,080            $120,703           $615,660             $62,509
===============================================================================================================

                                       34

--------------------------------------------------------------------------------
                                                  LONG-TERM          HIGH-YIELD
                                                  CORPORATE           CORPORATE
                                                       FUND                FUND
                                                  ------------------------------
                                                         SIX MONTHS ENDED
                                                           JULY 31, 2001
                                                  ------------------------------
                                                      (000)               (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                        $ 132,592           $ 279,637
  Security Lending                                      204               1,139
--------------------------------------------------------------------------------
    Total Income                                    132,796             280,776
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                      519               1,037
  The Vanguard Group--Note C
    Management and Administrative--Investor Shares    4,809               6,732
    Management and Administrative--Admiral Shares       210                  --
    Management and Administrative--Institutional Shares  --                  --
    Marketing and Distribution--Investor Shares         217                 364
    Marketing and Distribution--Admiral Shares            4                  --
    Marketing and Distribution--Institutional Shares     --                  --
  Custodian Fees                                         70                  26
  Auditing Fees                                           4                   5
  Shareholders' Reports--Investor Shares                 37                  25
  Shareholders' Reports--Admiral Shares                  --                  --
  Shareholders' Reports--Institutional Shares            --                  --
  Trustees' Fees and Expenses                             3                   4
--------------------------------------------------------------------------------
    Total Expenses                                    5,873               8,193
    Expenses Paid Indirectly--Note D                     --                 (20)
--------------------------------------------------------------------------------
    Net Expenses                                      5,873               8,173
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                               126,923             272,603
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                        (16,417)           (341,038)
  Futures Contracts -- --
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                            (16,417)           (341,038)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                              77,540             (23,791)
  Futures Contracts                                      --                  --
  Swap Contracts                                         --                  --
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)     77,540             (23,791)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                        $188,046            $(92,226)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. For the funds that distribute income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The Inflation-Protected Securities Fund's Distributions--Net Investment Income and all funds' amounts of Distributions--Realized Capital Gains may not match the net income or capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

---------------------------------------------------------------------------------------------------------------
                                                   SHORT-TERM                              SHORT-TERM
                                                 TREASURY FUND                            FEDERAL FUND
                                      -------------------------------------------------------------------------
                                         SIX MONTHS                YEAR         SIX MONTHS                YEAR
                                              ENDED               ENDED              ENDED               ENDED
                                      JULY 31, 2001       JAN. 31, 2001      JULY 31, 2001       JAN. 31, 2001
                                              (000)               (000)              (000)               (000)
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                    $ 42,988            $ 68,695           $ 46,242            $ 89,469
  Realized Net Gain (Loss)                   11,872               1,866             19,174              (2,850)
  Change in Unrealized Appreciation
    (Depreciation)                           12,314              44,812               (234)             66,999
---------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations              67,174             115,373             65,182             153,618
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                         (31,987)            (68,695)           (41,718)            (89,469)
    Admiral Shares                          (11,001)                 --             (4,524)                 --
    Institutional Shares                         --                  --                 --                  --
  Realized Capital Gain
    Investor Shares                              --                  --                 --                  --
    Admiral Shares                               --                  --                 --                  --
    Institutional Shares                         --                  --                 --                  --
---------------------------------------------------------------------------------------------------------------
    Total Distributions                     (42,988)            (68,695)           (46,242)            (89,469)
---------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note J
  Investor Shares                            13,815              (9,956)           (21,881)              1,284
  Admiral Shares                          1,144,224*                 --            264,294                  --
  Institutional Shares                           --                  --                 --                  --
---------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions          1,158,039              (9,956)           242,413               1,284
---------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)               1,182,225              36,722            261,353              65,433
---------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                     1,213,402           1,176,680          1,543,819           1,478,386
---------------------------------------------------------------------------------------------------------------
End of Period                            $2,395,627          $1,213,402         $1,805,172          $1,543,819
===============================================================================================================
*Includes shares issued in exchange for the net assets of Vanguard Admiral
 Short-Term Treasury Fund. See Note I in Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------
                                                   SHORT-TERM                           INFLATION-PROTECTED
                                                 CORPORATE FUND                           SECURITIES FUND
                                      -------------------------------------------------------------------------
                                         SIX MONTHS                YEAR         SIX MONTHS
                                              ENDED               ENDED              ENDED    JUNE 5, 2000* TO
                                      JULY 31, 2001       JAN. 31, 2001      JULY 31, 2001       JAN. 31, 2001
                                              (000)               (000)              (000)               (000)
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                   $ 255,070           $ 497,703            $ 9,614             $ 3,698
  Realized Net Gain (Loss)                   19,577             (67,998)             1,781                 500
  Change in Unrealized Appreciation
    (Depreciation)                           69,366             257,999              3,654               4,245
---------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations             344,013             687,704             15,049               8,443
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                        (220,562)           (470,708)            (6,656)             (3,199)
    Admiral Shares                          (24,335)                 --                 --                  --
    Institutional Share                     (10,173)            (26,995)                --                  --
  Realized Capital Gain
    Investor Shares                              --                  --               (419)               (137)
    Admiral Shares                               --                  --                 --                  --
    Institutional Shares                         --                  --                 --                  --
---------------------------------------------------------------------------------------------------------------
    Total Distributions                    (255,070)           (497,703)            (7,075)             (3,336)
---------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note J
  Investor Shares                          (554,614)            529,915            224,805             164,933
  Admiral Shares                          1,200,451                  --                 --                  --
  Institutional Shares                        4,241             (83,969)                --                  --
---------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                    650,078             445,946            224,805             164,933
---------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                 739,021             635,947            232,779             170,040
---------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                   7,800,973           7,165,026            170,040                  --
---------------------------------------------------------------------------------------------------------------
    End of Period                        $8,539,994          $7,800,973           $402,819            $170,040
===============================================================================================================
*Commencement of operations.

---------------------------------------------------------------------------------------------------------------
                                                  INTERMEDIATE-TERM                    INTERMEDIATE-TERM
                                                    TREASURY FUND                        CORPORATE FUND
                                      -------------------------------------------------------------------------
                                         SIX MONTHS                YEAR         SIX MONTHS                YEAR
                                              ENDED               ENDED              ENDED               ENDED
                                      JULY 31, 2001       JAN. 31, 2001      JULY 31, 2001       JAN. 31, 2001
                                              (000)               (000)              (000)               (000)
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                  $   70,538          $  103,536         $   75,234          $  120,383
  Realized Net Gain (Loss)                    3,756               4,433             26,485             (21,979)
  Change in Unrealized Appreciation
    (Depreciation)                           42,786             139,789             18,984             120,376
---------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net
      Assets Resulting from Operations      117,080             247,758            120,703             218,780
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                         (52,209)           (103,536)           (63,542)           (120,383)
    Admiral Shares                          (18,329)                 --            (11,692)                 --
    Institutional Shares*                        --                  --                 --                  --
  Realized Capital Gain
    Investor Shares                              --                  --                 --                  --
    Admiral Shares                               --                  --                 --                  --
    Institutional Shares*                        --                  --                 --                  --
---------------------------------------------------------------------------------------------------------------
    Total Distributions                     (70,538)           (103,536)           (75,234)           (120,383)
---------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note J
  Investor Shares                            11,899              (2,026)          (162,811)            496,267
  Admiral Shares                          1,661,465*                 --            530,301                  --
  Institutional Shares*                          --                  --                 --                  --
---------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions          1,673,364              (2,026)           367,490             496,267
---------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)               1,719,906             142,196            412,959             594,664
---------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                   1,794,623           1,652,427          2,069,665           1,475,001
---------------------------------------------------------------------------------------------------------------
    End of Period                        $3,514,529          $1,794,623         $2,482,624          $2,069,665
===============================================================================================================
*Includes shares issued in exchange for the net assets of Vanguard Admiral
 Intermediate-Term Treasury Fund. See Note I in Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------
                                                                                           LONG-TERM
                                                   GNMA FUND                             TREASURY FUND
                                      -------------------------------------------------------------------------
                                         SIX MONTHS                YEAR         SIX MONTHS                YEAR
                                              ENDED               ENDED              ENDED               ENDED
                                      JULY 31, 2001       JAN. 31, 2001      JULY 31, 2001       JAN. 31, 2001
                                              (000)               (000)              (000)               (000)
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                 $   490,281         $   884,729         $   44,792          $   72,618
  Realized Net Gain (Loss)                    4,891             (41,124)             6,008               1,226
  Change in Unrealized Appreciation
    (Depreciation)                          120,488             873,040             11,709             133,669
---------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net
      Assets Resulting from Operations      615,660           1,716,645             62,509             207,513
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                        (443,052)           (884,729)           (38,316)            (72,618)
    Admiral Shares                          (47,229)                 --             (6,476)                 --
    Institutional Shares                         --                  --                 --                  --
  Realized Capital Gain
    Investor Shares                              --                  --                 --                  --
    Admiral Shares                               --                  --                 --                  --
    Institutional Shares                         --                  --                 --                  --
---------------------------------------------------------------------------------------------------------------
    Total Distributions                    (490,281)           (884,729)           (44,792)            (72,618)
---------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note J
  Investor Shares                           (60,229)          1,318,800             (2,663)             52,422
  Admiral Shares                          2,356,092                  --            564,769*                 --
  Institutional Shares                           --                  --                 --                  --
---------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions          2,295,863           1,318,800            562,106              52,422
---------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)               2,421,242           2,150,716            579,823             187,317
---------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                  14,378,275          12,227,559          1,365,397           1,178,080
---------------------------------------------------------------------------------------------------------------
    End of Period                       $16,799,517         $14,378,275         $1,945,220          $1,365,397
===============================================================================================================
*Includes shares issued in exchange for the net assets of Vanguard Admiral
 Long-Term Treasury Fund. See Note I in Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------
                                                    LONG-TERM                              HIGH-YIELD
                                                 CORPORATE FUND                          CORPORATE FUND
                                      -------------------------------------------------------------------------
                                         SIX MONTHS                YEAR         SIX MONTHS                YEAR
                                              ENDED               ENDED              ENDED               ENDED
                                      JULY 31, 2001       JAN. 31, 2001      JULY 31, 2001       JAN. 31, 2001
                                              (000)               (000)              (000)               (000)
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                  $  126,923          $  253,117         $  272,603          $  494,506
  Realized Net Gain (Loss)                  (16,417)            (21,507)          (341,038)           (317,941)
  Change in Unrealized Appreciation
    (Depreciation)                           77,540             263,327            (23,791)             69,248
---------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net
      Assets Resulting from Operations      188,046             494,937            (92,226)            245,813
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                        (120,114)           (253,117)          (272,603)           (494,506)
    Admiral Shares                           (6,809)                 --                 --                  --
    Institutional Shares                         --                  --                 --                  --
  Realized Capital Gain
    Investor Shares                              --                  --                 --                  --
    Admiral Shares                               --                  --                 --                  --
    Institutional Shares                         --                  --                 --                  --
---------------------------------------------------------------------------------------------------------------
    Total Distributions                    (126,923)           (253,117)          (272,603)           (494,506)
---------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note J
  Investor Shares                          (140,055)           (102,982)           615,191             560,156
  Admiral Shares                            307,835                  --                 --                  --
  Institutional Shares                           --                  --                 --                  --
---------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions            167,780            (102,982)           615,191             560,156
---------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                 228,903             138,838            250,362             311,463
---------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                   3,820,303           3,681,465          5,882,271           5,570,808
---------------------------------------------------------------------------------------------------------------
    End of Period                        $4,049,206          $3,820,303         $6,132,633          $5,882,271
===============================================================================================================

Financial Highlights

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

---------------------------------------------------------------------------------------------------------------
                                                                  SHORT-TERM TREASURY FUND INVESTOR SHARES
                                                                           YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                SIX MONTHS ENDED  ------------------------------------------------------
THROUGHOUT EACH PERIOD                    JULY 31, 2001       2001       2000       1999       1998       1997
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                            $10.35     $ 9.94     $10.37     $10.27     $10.16     $10.36
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                            .275       .596       .534       .545       .590       .586
  Net Realized and Unrealized Gain (Loss)
    on Investments                                 .120       .410      (.413)      .122       .110      (.200)
---------------------------------------------------------------------------------------------------------------
    Total from Investment Operations               .395      1.006       .121       .667       .700       .386
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income            (.275)     (.596)     (.534)     (.545)     (.590)     (.586)
  Distributions from Realized Capital Gains          --         --      (.017)     (.022)        --         --
---------------------------------------------------------------------------------------------------------------
    Total Distributions                           (.275)     (.596)     (.551)     (.567)     (.590)     (.586)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $10.47     $10.35     $ 9.94     $10.37     $10.27     $10.16
===============================================================================================================

TOTAL RETURN                                      3.86%     10.45%      1.20%      6.66%      7.11%      3.89%
===============================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)           $1,249     $1,213     $1,177     $1,197     $1,009       $970
  Ratio of Total Expenses to Average
    Net Assets                                   0.29%*      0.27%      0.27%      0.27%      0.27%      0.25%
  Ratio of Net Investment Income to
    Average Net Assets                           5.66%*      5.91%      5.27%      5.27%      5.80%      5.77%
  Portfolio Turnover Rate                         145%*       296%       124%       132%        83%        86%
===============================================================================================================
*Annualized.

--------------------------------------------------------------------------------
                                        SHORT-TERM TREASURY FUND ADMIRAL SHARES
                                                                    FEB. 13* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                     JULY 31, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $10.34
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                    .262
  Net Realized and Unrealized Gain (Loss) on Investments                   .130
--------------------------------------------------------------------------------
    Total from Investment Operations                                       .392
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                    (.262)
  Distributions from Realized Capital Gains                                  --
--------------------------------------------------------------------------------
    Total Distributions                                                   (.262)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $10.47
================================================================================

TOTAL RETURN                                                              3.83%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                    $1147
  Ratio of Total Expenses to Average Net Assets                         0.15%**
  Ratio of Net Investment Income to Average Net Assets                  5.35%**
  Portfolio Turnover Rate                                                145%**
================================================================================
 *Inception.
**Annualized.

---------------------------------------------------------------------------------------------------------------
                                                                  SHORT-TERM FEDERAL FUND INVESTOR SHARES
                                                                           YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                SIX MONTHS ENDED  ------------------------------------------------------
THROUGHOUT EACH PERIOD                    JULY 31, 2001       2001       2000       1999       1998       1997
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $10.28     $ 9.85     $10.26     $10.19     $10.11     $10.28
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                            .292       .608       .567       .581       .611       .615
  Net Realized and Unrealized Gain (Loss)
    on Investments                                 .120       .430      (.410)      .070       .080      (.170)
---------------------------------------------------------------------------------------------------------------
    Total from Investment Operations               .412      1.038       .157       .651       .691       .445
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income            (.292)     (.608)     (.567)     (.581)     (.611)     (.615)
  Distributions from Realized Capital Gains          --         --         --         --         --         --
---------------------------------------------------------------------------------------------------------------
    Total Distributions                           (.292)     (.608)     (.567)     (.581)     (.611)     (.615)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $10.40     $10.28     $ 9.85     $10.26     $10.19     $10.11
===============================================================================================================

TOTAL RETURN                                      4.05%     10.91%      1.59%      6.57%      7.06%      4.51%
===============================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)           $1,539     $1,544     $1,478     $1,644     $1,460     $1,348
  Ratio of Total Expenses to Average
    Net Assets                                   0.30%*      0.28%      0.27%      0.27%      0.27%      0.25%
  Ratio of Net Investment Income to
    Average Net Assets                           5.29%*      6.10%      5.64%      5.68%      6.04%      6.09%
  Portfolio Turnover Rate                         101%*       169%        93%       107%        94%        57%
===============================================================================================================
*Annualized.

--------------------------------------------------------------------------------
                                         SHORT-TERM FEDERAL FUND ADMIRAL SHARES
                                                                    FEB. 12* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                     JULY 31, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $10.28
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                    .275
  Net Realized and Unrealized Gain (Loss) on Investments                   .120
--------------------------------------------------------------------------------
    Total from Investment Operations                                       .395
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                    (.275)
  Distributions from Realized Capital Gains                                  --
--------------------------------------------------------------------------------
    Total Distributions                                                   (.275)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $10.40
================================================================================

TOTAL RETURN                                                              3.89%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                     $267
  Ratio of Total Expenses to Average Net Assets                         0.24%**
  Ratio of Net Investment Income to Average Net Assets                  5.70%**
  Portfolio Turnover Rate                                                101%**
================================================================================
 *Inception.
**Annualized.

---------------------------------------------------------------------------------------------------------------
                                                                 SHORT-TERM CORPORATE FUND INVESTOR SHARES
                                                                           YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                SIX MONTHS ENDED  ------------------------------------------------------
THROUGHOUT EACH PERIOD                    JULY 31, 2001       2001       2000       1999       1998       1997
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $10.76     $10.49     $10.86     $10.87     $10.75     $10.94
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                            .347       .712       .660       .660       .664       .663
  Net Realized and Unrealized Gain (Loss)
    on Investments                                 .110       .270      (.370)     (.010)      .120      (.190)
---------------------------------------------------------------------------------------------------------------
    Total from Investment Operations               .457       .982       .290       .650       .784       .473
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income            (.347)     (.712)     (.660)     (.660)     (.664)     (.663)
  Distributions from Realized Capital Gains          --         --         --         --         --         --
---------------------------------------------------------------------------------------------------------------
    Total Distributions                           (.347)     (.712)     (.660)     (.660)     (.664)     (.663)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $10.87     $10.76     $10.49     $10.86     $10.87     $10.75
===============================================================================================================

TOTAL RETURN                                      4.32%      9.74%      2.77%      6.16%      7.53%      4.52%
===============================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)           $6,961     $7,442     $6,731     $5,529     $4,709     $4,531
  Ratio of Total Expenses to Average
    Net Assets                                   0.25%*      0.24%      0.25%      0.27%      0.28%      0.25%
  Ratio of Net Investment Income to
    Average Net Assets                           6.44%*      6.76%      6.21%      6.08%      6.17%      6.18%
  Portfolio Turnover Rate                          68%*        54%        52%        46%        45%        45%
===============================================================================================================
*Annualized.

--------------------------------------------------------------------------------
                                       SHORT-TERM CORPORATE FUND ADMIRAL SHARES
                                                                    FEB. 12* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                     JULY 31, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $10.73
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                    .327
  Net Realized and Unrealized Gain (Loss) on Investments                   .140
--------------------------------------------------------------------------------
    Total from Investment Operations                                       .467
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                    (.327)
  Distributions from Realized Capital Gains                                  --
--------------------------------------------------------------------------------
    Total Distributions                                                   (.327)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $10.87
================================================================================

TOTAL RETURN                                                              4.42%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                   $1,212
  Ratio of Total Expenses to Average Net Assets                         0.18%**
  Ratio of Net Investment Income to Average Net Assets                  6.37%**
  Portfolio Turnover Rate                                                 68%**
================================================================================
 *Inception.
**Annualized.

---------------------------------------------------------------------------------------------------------------
                                                              SHORT-TERM CORPORATE FUND INSTITUTIONAL SHARES
                                                                           YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                SIX MONTHS ENDED  ----------------------------------  SEP. 30, 1997* TO
THROUGHOUT EACH PERIOD                    JULY 31, 2001       2001        2000         1999      JAN. 31, 1998
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $10.76     $10.49      $10.86       $10.87             $10.80
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                            .354       .724        .673         .673               .229
  Net Realized and Unrealized Gain (Loss)
    on Investments                                 .110       .270       (.370)       (.010)              .070
---------------------------------------------------------------------------------------------------------------
    Total from Investment Operations               .464       .994        .303         .663               .299
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income            (.354)     (.724)      (.673)       (.673)             (.229)
  Distributions from Realized Capital Gains          --         --          --           --                 --
---------------------------------------------------------------------------------------------------------------
    Total Distributions                           (.354)     (.724)      (.673)       (.673)             (.229)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $10.87     $10.76      $10.49       $10.86             $10.87
===============================================================================================================

TOTAL RETURN                                      4.39%      9.86%       2.89%        6.28%              2.79%
===============================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)             $367       $359        $434         $421               $263
  Ratio of Total Expenses to
    Average Net Assets                          0.11%**      0.13%       0.13%        0.15%            0.15%**
  Ratio of Net Investment Income to
    Average Net Assets                          6.56%**      6.86%       6.31%        6.19%            6.28%**
  Portfolio Turnover Rate                         68%**        54%         52%          46%                45%
===============================================================================================================
 *Inception.
**Annualized.

--------------------------------------------------------------------------------
                                            INFLATION-PROTECTED SECURITIES FUND
FOR A SHARE OUTSTANDING                SIX MONTHS ENDED        JUNE 5, 2000* TO
  THROUGHOUT EACH PERIOD                  JULY 31, 2001           JAN. 31, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $10.55                  $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                             .31                     .30
  Net Realized and Unrealized Gain (Loss)
    on Investments                                  .31                     .53
--------------------------------------------------------------------------------
    Total from Investment Operations                .62                     .83
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income             (.25)                   (.27)
  Distributions from Realized Capital Gains        (.02)                   (.01)
--------------------------------------------------------------------------------
    Total Distributions                            (.27)                   (.28)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $10.90                  $10.55
================================================================================

TOTAL RETURN                                      5.92%                   8.07%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)             $403                    $170
  Ratio of Total Expenses to Average
    Net Assets                                  0.25%**                 0.25%**
  Ratio of Net Investment Income to
    Average Net Assets                          7.21%**                 6.38%**
  Portfolio Turnover Rate                         53%**                    122%
================================================================================
 *Subscription period for the fund was June 5, 2000, to June 29, 2000, during which time all assets were held in money market instruments. Performance measurement begins June 29, 2000.
**Annualized.

---------------------------------------------------------------------------------------------------------------
                                                              INTERMEDIATE-TERM TREASURY FUND INVESTOR SHARES
                                                                           YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                SIX MONTHS ENDED  ------------------------------------------------------
THROUGHOUT EACH PERIOD                    JULY 31, 2001       2001       2000       1999       1998       1997
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $10.94     $10.03     $11.16     $10.80     $10.37     $10.90
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                            .317       .649       .625       .630       .647       .649
  Net Realized and Unrealized Gain (Loss)
    on Investments                                 .100       .910     (1.130)      .360       .430      (.530)
---------------------------------------------------------------------------------------------------------------
    Total from Investment Operations               .417      1.559      (.505)      .990      1.077       .119
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income            (.317)     (.649)     (.625)     (.630)     (.647)     (.649)
  Distributions from Realized Capital Gains          --         --         --         --         --         --
---------------------------------------------------------------------------------------------------------------
    Total Distributions                           (.317)     (.649)     (.625)     (.630)     (.647)     (.649)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $11.04     $10.94     $10.03     $11.16     $10.80     $10.37
===============================================================================================================

TOTAL RETURN                                      3.87%     16.07%     -4.59%      9.44%     10.78%      1.28%
===============================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)           $1,844     $1,795     $1,652     $1,876     $1,595     $1,279
  Ratio of Total Expenses to
    Average Net Assets                           0.29%*      0.28%      0.27%      0.27%      0.27%      0.25%
  Ratio of Net Investment Income to
    Average Net Assets                           5.84%*      6.25%      5.96%      5.76%      6.19%      6.26%
  Portfolio Turnover Rate                          25%*        56%        66%        63%        30%        42%
===============================================================================================================
*Annualized.

--------------------------------------------------------------------------------
                                 INTERMEDIATE-TERM TREASURY FUND ADMIRAL SHARES
                                                                FEBRUARY 12* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                     JULY 31, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $10.94
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                    .303
  Net Realized and Unrealized Gain (Loss) on Investments                   .100
--------------------------------------------------------------------------------
    Total from Investment Operations                                       .403
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                    (.303)
  Distributions from Realized Capital Gains                                  --
--------------------------------------------------------------------------------
    Total Distributions                                                   (.303)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $11.04
================================================================================

TOTAL RETURN                                                              3.75%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                   $1,671
  Ratio of Total Expenses to Average Net Assets                         0.15%**
  Ratio of Net Investment Income to Average Net Assets                  6.00%**
  Portfolio Turnover Rate                                                 25%**
================================================================================
 *Inception.
**Annualized.

---------------------------------------------------------------------------------------------------------------
                                                            INTERMEDIATE-TERM CORPORATE FUND INVESTOR SHARES
                                                                           YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                SIX MONTHS ENDED  ------------------------------------------------------
THROUGHOUT EACH PERIOD                    JULY 31, 2001       2001       2000       1999       1998       1997
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $9.62      $9.13     $10.07     $10.03     $ 9.72     $10.17
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                            .317       .664       .623       .627       .638       .639
  Net Realized and Unrealized Gain (Loss)
    on Investments                                 .190       .490      (.894)      .122       .321      (.430)
---------------------------------------------------------------------------------------------------------------
    Total from Investment Operations               .507      1.154      (.271)      .749       .959       .209
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income            (.317)     (.664)     (.623)     (.627)     (.638)     (.639)
  Distributions from Realized Capital Gains          --         --      (.046)     (.082)     (.011)     (.020)
---------------------------------------------------------------------------------------------------------------
    Total Distributions                           (.317)     (.664)     (.669)     (.709)     (.649)     (.659)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $9.81      $9.62     $ 9.13     $10.07     $10.03     $ 9.72
===============================================================================================================

TOTAL RETURN                                      5.37%     13.20%     -2.70%      7.73%     10.24%      2.29%
===============================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)           $1,941     $2,070     $1,475     $1,234       $899       $592
  Ratio of Total Expenses to
    Average Net Assets                           0.20%*      0.22%      0.25%      0.27%      0.26%      0.25%
  Ratio of Net Investment Income to
    Average Net Assets                           6.68%*      7.17%      6.60%      6.25%      6.51%      6.61%
  Portfolio Turnover Rate                         106%*        85%        67%        71%        69%        85%
===============================================================================================================
*Annualized.

--------------------------------------------------------------------------------
                                INTERMEDIATE-TERM CORPORATE FUND ADMIRAL SHARES
                                                                FEBRUARY 12* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                     JULY 31, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $9.60
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                    .299
  Net Realized and Unrealized Gain (Loss) on Investments                   .210
--------------------------------------------------------------------------------
    Total from Investment Operations                                       .509
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                    (.299)
  Distributions from Realized Capital Gains                                  --
--------------------------------------------------------------------------------
    Total Distributions                                                   (.299)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                            $9.81
================================================================================

TOTAL RETURN                                                              5.39%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                     $541
  Ratio of Total Expenses to Average Net Assets                         0.13%**
  Ratio of Net Investment Income to Average Net Assets                  6.64%**
  Portfolio Turnover Rate                                                106%**
================================================================================
 *Inception.
**Annualized.

---------------------------------------------------------------------------------------------------------------
                                                                        GNMA FUND INVESTOR SHARES
                                                                           YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                SIX MONTHS ENDED  ------------------------------------------------------
THROUGHOUT EACH PERIOD                    JULY 31, 2001       2001       2000       1999       1998       1997
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $10.35     $ 9.71     $10.47     $10.48     $10.23     $10.45
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                            .334       .685       .669       .687       .718       .727
  Net Realized and Unrealized Gain (Loss)
    on Investments                                 .080       .640      (.760)      .002       .253      (.220)
---------------------------------------------------------------------------------------------------------------
    Total from Investment Operations               .414      1.325      (.091)      .689       .971       .507
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income            (.334)     (.685)     (.669)     (.687)     (.718)     (.727)
  Distributions from Realized Capital Gains          --         --         --      (.012)     (.003)        --
---------------------------------------------------------------------------------------------------------------
    Total Distributions                           (.334)     (.685)     (.669)     (.699)     (.721)     (.727)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $10.43     $10.35     $ 9.71     $10.47     $10.48     $10.23
===============================================================================================================

TOTAL RETURN                                      4.07%     14.12%     -0.89%      6.79%      9.86%      5.15%
===============================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)          $14,418    $14,378    $12,228    $11,354     $8,894     $7,400
  Ratio of Total Expenses to Average
    Net Assets                                   0.25%*      0.27%      0.27%      0.30%      0.31%      0.27%
  Ratio of Net Investment Income to
    Average Net Assets                           6.51%*      6.85%      6.63%      6.56%      6.97%      7.16%
  Portfolio Turnover Rate                           5%*         8%         5%         7%         3%        12%
===============================================================================================================
*Annualized.

--------------------------------------------------------------------------------
                                                       GNMA FUND ADMIRAL SHARES
                                                                FEBRUARY 12* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                     JULY 31, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $10.32
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                    .312
  Net Realized and Unrealized Gain (Loss) on Investments                   .110
--------------------------------------------------------------------------------
    Total from Investment Operations                                       .422
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                    (.312)
  Distributions from Realized Capital Gains                                  --
--------------------------------------------------------------------------------
    Total Distributions                                                   (.312)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $10.43
================================================================================

TOTAL RETURN                                                              4.16%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                   $2,381
  Ratio of Total Expenses to Average Net Assets                         0.18%**
  Ratio of Net Investment Income to Average Net Assets                  6.46%**
  Portfolio Turnover Rate                                                  5%**
================================================================================
 *Inception.
**Annualized.

---------------------------------------------------------------------------------------------------------------
                                                                  LONG-TERM TREASURY FUND INVESTOR SHARES
                                                                           YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                SIX MONTHS ENDED  ------------------------------------------------------
THROUGHOUT EACH PERIOD                    JULY 31, 2001       2001       2000       1999       1998       1997
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $10.88     $ 9.74     $11.42     $10.79     $ 9.84     $10.73
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                            .304       .621       .611       .629       .643       .655
  Net Realized and Unrealized Gain (Loss)
    on Investments                                 .030      1.140     (1.560)      .630       .950      (.877)
---------------------------------------------------------------------------------------------------------------
    Total from Investment Operations               .334      1.761      (.949)     1.259      1.593      (.222)
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income            (.304)     (.621)     (.611)     (.629)     (.643)     (.655)
  Distributions from Realized Capital Gains          --         --      (.120)        --         --      (.013)
---------------------------------------------------------------------------------------------------------------
    Total Distributions                           (.304)     (.621)     (.731)     (.629)     (.643)     (.668)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $10.91     $10.88     $ 9.74     $11.42     $10.79     $ 9.84
===============================================================================================================

TOTAL RETURN                                      3.14%     18.57%     -8.41%     12.02%     16.85%     -1.85%
===============================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)           $1,376     $1,365     $1,178     $1,450     $1,061       $898
  Ratio of Total Expenses to
    Average Net Assets                           0.29%*      0.29%      0.28%      0.27%      0.27%      0.25%
  Ratio of Net Investment Income to
    Average Net Assets                           5.68%*      6.00%      5.98%      5.69%      6.38%      6.66%
  Portfolio Turnover Rate                          57%*        49%        43%        22%        18%        31%
===============================================================================================================
*Annualized.

--------------------------------------------------------------------------------
                                         LONG-TERM TREASURY FUND ADMIRAL SHARES
                                                                FEBRUARY 12* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                     JULY 31, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $10.92
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                    .291
  Net Realized and Unrealized Gain (Loss) on Investments                  (.010)
--------------------------------------------------------------------------------
    Total from Investment Operations                                       .281
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                    (.291)
  Distributions from Realized Capital Gains                                  --
--------------------------------------------------------------------------------
    Total Distributions                                                   (.291)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $10.91
================================================================================

TOTAL RETURN                                                              2.75%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                     $569
  Ratio of Total Expenses to Average Net Assets                         0.15%**
  Ratio of Net Investment Income to Average Net Assets                  5.87%**
  Portfolio Turnover Rate                                                 57%**
================================================================================
 *Inception.
**Annualized.

---------------------------------------------------------------------------------------------------------------
                                                                  LONG-TERM CORPORATE FUND INVESTOR SHARES
                                                                           YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                SIX MONTHS ENDED  ------------------------------------------------------
THROUGHOUT EACH PERIOD                    JULY 31, 2001       2001       2000       1999       1998       1997
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $8.63      $8.08      $9.38      $9.32      $8.71      $9.43
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                            .280       .573       .561       .582       .613       .619
  Net Realized and Unrealized Gain (Loss)
    on Investments                                 .130       .550     (1.245)      .266       .685      (.566)
---------------------------------------------------------------------------------------------------------------
    Total from Investment Operations               .410      1.123      (.684)      .848      1.298       .053
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income            (.280)     (.573)     (.561)     (.582)     (.613)     (.619)
  Distributions from Realized Capital Gains          --         --      (.055)     (.206)     (.075)     (.154)
---------------------------------------------------------------------------------------------------------------
    Total Distributions                           (.280)     (.573)     (.616)     (.788)     (.688)     (.773)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $8.76      $8.63      $8.08      $9.38      $9.32      $8.71
===============================================================================================================

TOTAL RETURN                                      4.86%     14.52%     -7.40%      9.52%     15.52%      0.86%
===============================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)           $3,735     $3,820     $3,681     $4,232     $3,720     $3,324
  Ratio of Total Expenses to
    Average Net Assets                           0.30%*      0.30%      0.30%      0.30%      0.32%      0.28%
  Ratio of Net Investment Income to
    Average Net Assets                           6.58%*      7.02%      6.59%      6.26%      6.87%      7.06%
  Portfolio Turnover Rate                          21%*        17%         7%        43%        33%        30%
===============================================================================================================
*Annualized.

--------------------------------------------------------------------------------
                                        LONG-TERM CORPORATE FUND ADMIRAL SHARES
                                                                FEBRUARY 12* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                     JULY 31, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $8.60
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                    .264
  Net Realized and Unrealized Gain (Loss) on Investments                   .160
--------------------------------------------------------------------------------
    Total from Investment Operations                                       .424
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                    (.264)
  Distributions from Realized Capital Gains                                  --
--------------------------------------------------------------------------------
Total Distributions                                                       (.264)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                            $8.76
================================================================================

TOTAL RETURN                                                              5.04%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                     $314
  Ratio of Total Expenses to Average Net Assets                         0.21%**
  Ratio of Net Investment Income to Average Net Assets                  6.65%**
  Portfolio Turnover Rate                                                 21%**
================================================================================
 *Inception.
**Annualized.

---------------------------------------------------------------------------------------------------------------
                                                                         HIGH-YIELD CORPORATE FUND
                                                                           YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                SIX MONTHS ENDED  ------------------------------------------------------
THROUGHOUT EACH PERIOD                    JULY 31, 2001       2001       2000       1999       1998       1997
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $6.96      $7.28      $7.90      $8.17      $7.87      $7.89
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                            .304       .638       .631       .659       .688       .688
  Net Realized and Unrealized Gain (Loss)
    on Investments                                (.410)     (.320)     (.620)     (.245)      .300      (.020)
---------------------------------------------------------------------------------------------------------------
    Total from Investment Operations              (.106)      .318       .011       .414       .988       .668
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income            (.304)     (.638)     (.631)     (.659)     (.688)     (.688)
  Distributions from Realized Capital Gains          --         --         --      (.025)        --         --
---------------------------------------------------------------------------------------------------------------
    Total Distributions                           (.304)     (.638)     (.631)     (.684)     (.688)     (.688)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $6.55      $6.96      $7.28      $7.90      $8.17      $7.87
===============================================================================================================

TOTAL RETURN*                                    -1.56%      4.70%      0.17%      5.34%     13.14%      9.01%
===============================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)           $6,133     $5,882     $5,571     $5,549     $4,747     $3,674
  Ratio of Total Expenses to
    Average Net Assets                          0.27%**      0.27%      0.28%      0.29%      0.28%      0.29%
  Ratio of Net Investment Income to
    Average Net Assets                          9.09%**      9.07%      8.34%      8.26%      8.63%      8.92%
  Portfolio Turnover Rate                         30%**        16%        20%        31%        45%        23%
===============================================================================================================
 *Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Bond Funds comprise the Short-Term Treasury, Short-Term Federal, Short-Term Corporate, Inflation-Protected Securities, Intermediate-Term Treasury, Intermediate-Term Corporate, GNMA, Long-Term Treasury, Long-Term Corporate, and High-Yield Corporate Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the funds' investments are in corporate debt instruments; the issuers' abilities to meet these obligations may be affected by economic developments in their respective industries.
     The Short-Term Treasury, Short-Term Federal, Intermediate-Term Treasury, Intermediate-Term Corporate, GNMA, Long-Term Treasury, and Long-Term Corporate Funds each offer two classes of shares, Investor Shares and Admiral Shares. The Short-Term Corporate Fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. The Inflation-Protected Securities and High-Yield Corporate funds each offer only Investor Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on February 12, 2001 (February 13, 2001, for the Short-Term Treasury Fund), and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $50 million.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.
     1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. REPURCHASE AGREEMENTS: Each fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, the daily aggregate of which is invested in repurchase agreements secured by U.S.
government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. FUTURES CONTRACTS: Each fund may use Municipal Bond Index, U.S. Agency, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the

Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     5. SWAP CONTRACTS: The Short-Term Corporate and Intermediate-Term Corporate Funds have entered into credit default swaps to simulate long bond positions that are either unavailable or considered to be less attractively priced in the bond market. Under the terms of the swaps, each fund receives a periodic payment amount that is a fixed percentage applied to a notional principal amount. In return, the fund agrees to pay the counterparty the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap.
Payments to the fund are accrued daily and are included in interest income on the Statement of Operations.
     The Short-Term Corporate and Intermediate-Term Corporate Funds have also entered into index swap transactions to earn the return on a broadly diversified index of bonds when a swap provides a return advantage over buying individual securities in the index. Under the terms of the swaps, each fund receives the total return (either positive or negative) on a reference bond index over the term of the swap, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.
     The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the occurrence of a credit event (for credit default swaps) or the termination of the swap, at which time realized gain (loss) is recorded. The primary risks associated with credit default swaps are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by a fund from the counterparty will be significantly less than the amount paid by the fund for such instrument, and that the debt instrument will be illiquid. The primary risks associated with index swaps are that a counterparty will default on its obligation to pay net amounts due to the fund, or that unfavorable changes in the index or interest rates will cause the fund to realize losses.
     6. DISTRIBUTIONS: Distributions from net investment income are declared daily by all funds except the Inflation-Protected Securities Fund, and paid on the first business day of the following month. Quarterly income dividends from the Inflation-Protected Securities Fund, and all funds' annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.
     7. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Fees assessed on redemptions of High-Yield Corporate Fund capital shares are credited to paid-in capital.
     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes investment advisory services to the Short-Term Treasury, Short-Term Federal, Short-Term Corporate, Inflation-Protected Securities, Intermediate-Term Treasury, Intermediate-Term Corporate, and Long-Term Treasury Funds on an at-cost basis.
     Wellington Management Company, llp, provides investment advisory services to the GNMA, Long-Term Corporate, and High-Yield Corporate Funds for fees calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2001, the investment advisory fees of the GNMA, Long-Term Corporate, and High-Yield Corporate Funds represented effective annual rates of 0.01%, 0.03%, and 0.03%, respectively, of average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, shareholder account maintenance, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2001, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                       CAPITAL CONTRIBUTION     PERCENTAGE         PERCENTAGE OF
                                TO VANGUARD        OF FUND            VANGUARD'S
BOND FUND                             (000)     NET ASSETS        CAPITALIZATION
--------------------------------------------------------------------------------
Short-Term Treasury                   $ 442          0.02%                  0.4%
Short-Term Federal                      319          0.02                   0.3
Short-Term Corporate                  1,266          0.02                   1.3
Inflation-Protected Securities           63          0.02                   0.1
Intermediate-Term Treasury              637          0.02                   0.6
Intermediate-Term Corporate             442          0.02                   0.4
GNMA                                  2,968          0.02                   3.0
Long-Term Treasury                      352          0.02                   0.4
Long-Term Corporate                     727          0.02                   0.7
High-Yield Corporate                  1,124          0.02                   1.1
--------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

D. The funds' custodian banks have agreed to reduce their fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the six months ended July 31, 2001, custodian fee offset arrangements reduced expenses of the Short-Term Treasury, Short-Term Federal, Short-Term Corporate, Intermediate-Term Corporate, GNMA, Long-Term Treasury, and High-Yield Corporate Funds by $1,000, $7,000, $28,000, $3,000, $30,000, $2,000, and $20,000,
respectively.

E. During the six months ended July 31, 2001, purchases and sales of investment securities other than temporary cash investments were:

--------------------------------------------------------------------------------
                                                     (000)
                          ------------------------------------------------------
                                U.S. GOVERNMENT             OTHER INVESTMENT
                                  SECURITIES                   SECURITIES
--------------------------------------------------------------------------------
BOND FUND                  PURCHASES          SALES      PURCHASES         SALES
--------------------------------------------------------------------------------
Short-Term Treasury       $1,270,508     $1,183,682             --            --
Short-Term Federal           946,610        785,735       $ 99,313       $ 1,149
Short-Term Corporate         677,075        635,492      2,814,814     2,014,505
Inflation-Protected
  Securities                 306,045         90,226             --            --
Intermediate-Term
  Treasury                   513,515        284,027             --            --
Intermediate-Term
  Corporate                  449,548        436,016      1,079,212       735,761
GNMA                       4,351,472        374,179             --            --
Long-Term Treasury           536,091        435,945             --            --
Long-Term Corporate          204,751        145,808        404,651       251,585
High-Yield Corporate          80,278        128,219      1,355,125       743,700
--------------------------------------------------------------------------------

F. Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Short-Term Treasury, Short-Term Federal, Short-Term Corporate, and Long-Term Treasury Funds had realized losses through January 31, 2001, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes by $203,000, $677,000, $4,166,000, and $2,854,000, respectively.
     At January 31, 2001, the funds had the following capital losses available to offset future net capital gains:

--------------------------------------------------------------------------------
                                                         CAPITAL LOSS
                                      ------------------------------------------
                                        AMOUNT        EXPIRATION: FISCAL YEAR(S)
BOND FUND                                (000)                 ENDING JANUARY 31
--------------------------------------------------------------------------------
Short-Term Treasury                   $ 11,174                         2008-2010
Short-Term Federal                      33,008                         2003-2010
Short-Term Corporate                   111,367                         2003-2010
Intermediate-Term Treasury              44,312                         2003-2009
Intermediate-Term Corporate             46,474                         2008-2010
GNMA                                    52,012                         2008-2010
Long-Term Treasury                      14,271                         2008-2009
Long-Term Corporate                     27,266                         2008-2010
High-Yield Corporate                   492,952                         2008-2010
--------------------------------------------------------------------------------

G. At July 31, 2001, net unrealized appreciation (depreciation) of investment securities for federal income tax purposes was:

--------------------------------------------------------------------------------
                                                       (000)
                                    --------------------------------------------
                                                                 NET UNREALIZED
                                    APPRECIATED    DEPRECIATED     APPRECIATION
BOND FUND                            SECURITIES     SECURITIES   (DEPRECIATION)
--------------------------------------------------------------------------------
Short-Term Treasury*                   $ 48,624      $    (391)       $  48,233
Short-Term Federal*                      30,040           (136)          29,904
Short-Term Corporate*                   205,585        (31,185)         174,400
Inflation-Protected Securities            7,910            (11)           7,899
Intermediate-Term Treasury              171,996           (220)         171,776
Intermediate-Term Corporate              77,754        (15,479)          62,275
GNMA                                    390,166         (2,872)         387,294
Long-Term Treasury*                     143,121           (359)         142,762
Long-Term Corporate                     144,286        (62,503)          81,783
High-Yield Corporate                    117,567       (370,752)        (253,185)
--------------------------------------------------------------------------------
*See Note F.

     At July 31, 2001, the aggregate  settlement value of open futures contracts
expiring   in   September   2001  and  the   related   unrealized   appreciation
(depreciation) were:

--------------------------------------------------------------------------------
                                                      (000)
                                   ---------------------------------------------
                                      NUMBER OF     AGGREGATE        UNREALIZED
                                   LONG (SHORT)    SETTLEMENT      APPRECIATION
BOND FUND/FUTURES CONTRACTS           CONTRACTS         VALUE    (DEPRECIATION)
--------------------------------------------------------------------------------
Short-Term Treasury/
  5-Year Treasury Note                     (210)     $ 22,138           $  (331)
  10-Year Treasury Note                     (33)        5,264              (131)
Short-Term Federal/
  5-Year Treasury Note                     (262)       27,621              (413)
  10-Year Treasury Note                    (441)       46,794            (1,048)
Short-Term Corporate/
  5-Year Treasury Note                     1,402      147,801             3,383
  10-Year Treasury Note                     (951)     100,910            (2,259)
  10-Year U.S. Agency Note                (1,981)     200,824            (4,135)
Intermediate-Term Treasury/
  5-Year Treasury Note                     (301)       31,732              (475)
  10-Year Treasury Note                     156        16,553               544
Intermediate-Term Corporate/
  5-Year Treasury Note                     (195)       20,557              (308)
  10-Year Treasury Note                     121        12,839               423
Long-Term Treasury/
  5-Year Treasury Note                     (169)       17,816              (267)
  10-Year Treasury Note                     105        11,141               367
  30-Year Treasury Note                      35         3,614               190
--------------------------------------------------------------------------------

     At July 31, 2001, the funds had the following open swap contracts:

CREDIT DEFAULT SWAPS
--------------------------------------------------------------------------------------------------------------
                                                                                      FIXED        UNREALIZED
                                                                      NOTIONAL     INTEREST      APPRECIATION
                                           TERMINATION                  AMOUNT         RATE    (DEPRECIATION)
FUND/REFERENCE ENTITY                             DATE    DEALER         (000)     RECEIVED             (000)
--------------------------------------------------------------------------------------------------------------
Short-Term Corporate
  Clear Channel Communications                 12/2/02       LBI       $15,000        1.15%             $ (42)
  Clear Channel Communications                 12/2/02      MSCP        10,000        1.15%
  Clear Channel Communications                 12/2/02      MSCP        10,000        1.10%               (23)
  Comcast                                     12/19/01       UBS        25,000        1.00%                --
  Countrywide Home Loans                      10/24/02       GSI        39,000        0.64%                50
  Duke Capital                                 6/13/03       UBS        50,000        0.65%                (1)
  Duke Capital                                12/15/03       UBS        15,000        0.60%                --
  Global Crossing Holdings                    12/11/02       GSI         5,425        9.80%                (3)
  Kohl's                                       7/11/03       MLI        20,000        1.10%                --
  Philip Morris                                1/31/02      MSCP        40,130        1.00%                59
  Tyco International                          11/20/01      MGTC        15,000        0.70%                --
  Tyco International                          11/20/01       MLI        25,000        0.70%                --
  Tyco International                          12/17/03       MLI        25,000        0.87%               (14)
  Tyco International                          12/17/03      MGTC        10,000        0.90%               (53)
  Verizon Global Funding Corp.                 6/15/06      MSCP        20,000        0.93%              (101)
  Verizon Global Funding Corp.                 6/15/06       GSI        16,000        0.93%               (80)
  Verizon Global Funding Corp.                 6/15/06       MLI        10,000        0.93%               (50)
  Verizon Global Funding Corp.                  5/1/03      MGTC        27,000        0.90%                28
                                                                                                 -------------
                                                                                                         (230)
                                                                                                 -------------
Intermediate-Term Corporate
  Countrywide Home Loans                      10/24/02       GSI        11,000        0.64%                14
  Duke Capital                                12/15/03       GSI        10,000        0.60%                --
  NRG Energy                                   7/31/02       MLI        25,000        1.35%                --
  Global Crossing Holdings                    12/11/02       GSI         1,575        9.80%                --
  Philip Morris                                1/31/02      MSCP         9,870        1.00%                15
                                                                                                 -------------
                                                                                                           29
                                                                                                 -------------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
INDEX SWAPS
--------------------------------------------------------------------------------------------------------------
                                                                                   FLOATING
                                                                      NOTIONAL     INTEREST        UNREALIZED
                                           TERMINATION                  AMOUNT         RATE      APPRECIATION
FUND/REFERENCE INDEX                              DATE    DEALER         (000)         PAID             (000)
--------------------------------------------------------------------------------------------------------------
Short-Term Corporate
  Lehman CMBS AAA Index                        9/28/01      MSCP        55,000         .40%            $1,234
  Lehman CMBS AAA Index                       10/31/01      MGTC        10,000         .30%                --
  Lehman CMBS Investment
    Grade Index                               10/31/01      CSFB        10,000         .35%                --
                                                                                                 -------------
                                                                                                        1,234
                                                                                                 -------------
Intermediate-Term Corporate
  Lehman CMBS AAA Index                        9/28/01      MSCP        15,000         .40%               337
  Lehman CMBS AAA Index                       10/31/01      MGTC        10,000         .30%                --
  Lehman CMBS Investment
    Grade Index                                10/1/01       LBI        30,000         .45%               658
  Lehman CMBS Investment
    Grade Index                               10/31/01      CSFB        10,000         .35%                --
                                                                                                 -------------
                                                                                                          995
                                                                                                 -------------
--------------------------------------------------------------------------------------------------------------

CMBS--Commercial Mortgage-Backed Securities
CSFB--Credit Suisse First Boston Corp.
GSI--Goldman Sachs International
LBI--Lehman Brothers International
MGTC--Morgan Guaranty Trust Co.
MLI--Merrill Lynch International
MSCP--Morgan Stanley Credit Products
UBS--UBS AG London Branch

H. The market values of securities on loan to broker/dealers at July 31, 2001, and collateral received with respect to such loans, were:

--------------------------------------------------------------------------------
                                                                (000)
                                                   -----------------------------
                                                         COLLATERAL RECEIVED
                                                   -----------------------------
                                 MARKET VALUE                               U.S.
                                    OF LOANED                           TREASURY
BOND FUND                          SECURITIES            CASH         SECURITIES
--------------------------------------------------------------------------------
Short-Term Treasury                $1,128,937        $390,810           $771,009
Short-Term Federal                    233,130          80,049            158,306
Short-Term Corporate                  177,714         166,214             15,476
Inflation-Protected Securities        105,677              --            108,628
Intermediate-Term Treasury            974,312         696,080            296,859
Intermediate-Term Corporate           142,420          66,876             77,942
Long-Term Treasury                    313,129         171,032            148,071
Long-Term Corporate                   579,156              --            587,719
High-Yield Corporate                  496,569         509,771                 --
--------------------------------------------------------------------------------

     The funds invest cash collateral received in repurchase agreements, and record a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

I. On May 31, 2001, the Vanguard Bond Fund Short-Term, Intermediate-Term, and Long-Term Treasury Funds acquired the net assets of the Vanguard Admiral Short-Term, Admiral Intermediate-Term, and Admiral Long-Term Treasury Funds, respectively, pursuant to agreements approved by the Admiral Funds' shareholders on May 22, 2001. Each acquisition was accomplished by a tax-free exchange of the Vanguard Bond Fund's capital shares for the outstanding shares of the corresponding Admiral Fund on May 31, 2001. The numbers of outstanding Admiral Fund shares exchanged and Vanguard Bond Fund shares issued in connection with the acquisition, and the combined net assets on the merger date, were:

-------------------------------------------------------------------------------------------------------------
                                                                          (000)
                                      -----------------------------------------------------------------------
                                                SHARES                              NET ASSETS
-------------------------------------------------------------------------------------------------------------
                                                      VANGUARD
                                         ADMIRAL     BOND FUND                       VANGUARD
                                          SHARES        SHARES        ADMIRAL            BOND
BOND FUND                              EXCHANGED        ISSUED           FUND            FUND        COMBINED
-------------------------------------------------------------------------------------------------------------
Short-Term Treasury Fund                 102,366       101,084     $1,049,403      $1,302,671      $2,352,074
Intermediate-Term
  Treasury Fund                          136,660       133,755      1,446,945       1,944,994       3,391,939
Long-Term Treasury Fund                   41,425        42,642        449,873       1,408,978       1,858,851
-------------------------------------------------------------------------------------------------------------

     Net  assets  of the  Admiral  Short-Term,  Admiral  Intermediate-Term,  and
Admiral  Long-Term  Treasury  Fund  included   $14,184,000,   $40,286,000,   and
$16,581,000, respectively, of unrealized appreciation on the merger date.

J. Capital share transactions for each class of shares were:

----------------------------------------------------------------------------------------------------
                                                                       (000)
                                           ---------------------------------------------------------
                                                SIX MONTHS ENDED                   YEAR ENDED
                                                  JULY 31, 2001                 JANUARY 31, 2001
                                           ---------------------------------------------------------
BOND FUND                                      AMOUNT        SHARES          AMOUNT          SHARES
----------------------------------------------------------------------------------------------------
SHORT-TERM TREASURY FUND
Investor Shares
  Issued                                   $  230,718        22,032       $ 351,899          34,928
  Issued in Lieu of
    Cash Distributions                         28,045         2,695          60,385           5,990
  Redeemed                                   (244,948)      (22,600)       (422,240)        (41,988)
----------------------------------------------------------------------------------------------------
  Net Increase (Decrease)--
    Investor Shares                            13,815         2,127          (9,956)         (1,070)
----------------------------------------------------------------------------------------------------
Admiral Shares
  Issued                                   $  174,949        16,108              --              --
  Issued in Lieu of
    Cash Distributions                          8,810           846              --              --
  Issued in Exchange for
    Net Assets of Admiral
    Short-Term Treasury
    Fund--Note I                            1,049,403       101,084              --              --
  Redeemed                                    (88,938)       (8,541)             --              --
----------------------------------------------------------------------------------------------------
  Net Increase (Decrease)--
    Admiral Shares                          1,144,224       109,497              --              --
----------------------------------------------------------------------------------------------------

SHORT-TERM FEDERAL FUND
Investor Shares
  Issued                                    $ 318,333        29,899       $ 398,595          39,900
  Issued in Lieu of
    Cash Distributions                         35,045         3,388          76,266           7,646
  Redeemed                                   (375,259)      (36,360)       (473,577)        (47,556)
----------------------------------------------------------------------------------------------------
  Net Increase (Decrease)--
    Investor Shares                           (21,881)       (3,073)          1,284             (10)
----------------------------------------------------------------------------------------------------
Admiral Shares
  Issued                                    $ 284,035        27,541              --              --
  Issued in Lieu of
    Cash Distributions                          3,777           365              --              --
  Redeemed                                    (23,518)       (2,275)             --              --
----------------------------------------------------------------------------------------------------
  Net Increase (Decrease)--
    Admiral Shares                            264,294        25,631              --              --
----------------------------------------------------------------------------------------------------

SHORT-TERM CORPORATE FUND
Investor Shares
  Issued                                  $ 1,087,768       101,002     $ 1,957,496         186,034
  Issued in Lieu of
    Cash Distributions                        192,717        17,863         410,313          38,971
  Redeemed                                 (1,835,099)     (170,466)     (1,837,894)       (174,577)
----------------------------------------------------------------------------------------------------
  Net Increase (Decrease)--
    Investor Shares                          (554,614)      (51,601)        529,915          50,428
----------------------------------------------------------------------------------------------------
Admiral Shares
  Issued                                  $ 1,301,627       120,909              --              --
  Issued in Lieu of
    Cash Distributions                         18,206         1,687              --              --
  Redeemed                                   (119,382)      (11,085)             --              --
----------------------------------------------------------------------------------------------------
  Net Increase (Decrease)--
    Admiral Shares                          1,200,451       111,511              --              --
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                                       (000)
                                           ---------------------------------------------------------
                                                SIX MONTHS ENDED                   YEAR ENDED
                                                  JULY 31, 2001                 JANUARY 31, 2001
                                           ---------------------------------------------------------
BOND FUND                                      AMOUNT        SHARES          AMOUNT          SHARES
----------------------------------------------------------------------------------------------------
SHORT-TERM CORPORATE FUND
Institutional Shares
  Issued                                    $ 121,861        11,308        $ 72,693           6,905
  Issued in Lieu of
    Cash Distributions                          9,333           865          24,834           2,361
  Redeemed                                   (126,953)      (11,786)       (181,496)        (17,244)
----------------------------------------------------------------------------------------------------
  Net Increase (Decrease)--
    Institutional Shares                        4,241           387         (83,969)         (7,978)
----------------------------------------------------------------------------------------------------
INFLATION-PROTECTED SECURITIES FUND*
  Issued                                    $ 237,125        21,982       $ 171,789          16,787
  Issued in Lieu of
    Cash Distributions                          6,706           622           3,149             306
  Redeemed                                    (19,026)       (1,766)        (10,005)           (969)
----------------------------------------------------------------------------------------------------
  Net Increase (Decrease)                     224,805        20,838         164,933          16,124
----------------------------------------------------------------------------------------------------
*The Inflation-Protected Securities Fund began operations on June 5, 2000.

INTERMEDIATE-TERM TREASURY FUND
Investor Shares
  Issued                                    $ 334,165        32,457       $ 415,536          39,927
  Issued in Lieu of
    Cash Distributions                         40,573         3,713          79,690           7,660
  Redeemed                                   (362,839)      (33,212)       (497,252)        (48,143)
----------------------------------------------------------------------------------------------------
  Net Increase (Decrease)--
    Investor Shares                            11,899         2,958          (2,026)           (556)
----------------------------------------------------------------------------------------------------
Admiral Shares
  Issued                                    $ 267,762        22,525              --              --
  Issued in Lieu of
    Cash Distributions                         14,382         1,317              --              --
  Issued in Exchange for
    Net Assets of Admiral
    Intermediate-Term
    Treasury Fund--Note I                   1,446,945       133,755              --              --
  Redeemed                                    (67,624)       (6,200)             --              --
----------------------------------------------------------------------------------------------------
  Net Increase (Decrease)--
    Admiral Shares                          1,661,465       151,397              --              --
----------------------------------------------------------------------------------------------------

INTERMEDIATE-TERM CORPORATE FUND
Investor Shares
  Issued                                    $ 475,405        49,219       $ 745,104          80,548
  Issued in Lieu of
    Cash Distributions                         46,980         4,867          94,289          10,199
  Redeemed                                   (685,196)      (71,243)       (343,126)        (37,208)
----------------------------------------------------------------------------------------------------
  Net Increase (Decrease)--
    Investor Shares                          (162,811)      (17,157)        496,267          53,539
----------------------------------------------------------------------------------------------------
Admiral Shares
  Issued                                    $ 564,936        58,767              --              --
  Issued in Lieu of
    Cash Distributions                          8,367           866              --              --
  Redeemed                                    (43,002)       (4,461)             --              --
----------------------------------------------------------------------------------------------------
  Net Increase (Decrease)--
    Admiral Shares                            530,301        55,172              --              --
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                                       (000)
                                           ---------------------------------------------------------
                                                SIX MONTHS ENDED                   YEAR ENDED
                                                  JULY 31, 2001                 JANUARY 31, 2001
                                           ---------------------------------------------------------
BOND FUND                                      AMOUNT        SHARES          AMOUNT          SHARES
----------------------------------------------------------------------------------------------------
GNMA FUND
Investor Shares
  Issued                                  $ 2,628,376       254,235     $ 3,056,481         305,064
  Issued in Lieu of
    Cash Distributions                        341,493        33,025         671,761          67,130
  Redeemed                                 (3,030,098)     (293,589)     (2,409,442)       (241,895)
----------------------------------------------------------------------------------------------------
  Net Increase (Decrease)--
    Investor Shares                           (60,229)       (6,329)      1,318,800         130,299
----------------------------------------------------------------------------------------------------
Admiral Shares
  Issued                                  $ 2,436,251       236,111              --              --
  Issued in Lieu of
    Cash Distributions                         33,285         3,218              --              --
  Redeemed                                   (113,444)      (10,969)             --              --
----------------------------------------------------------------------------------------------------
  Net Increase (Decrease)--
    Admiral Shares                          2,356,092       228,360              --              --
----------------------------------------------------------------------------------------------------

LONG-TERM TREASURY FUND
Investor Shares
  Issued                                    $ 246,550        23,768        $379,925          36,345
  Issued in Lieu of
    Cash Distributions                         31,735         2,951          59,050           5,689
  Redeemed                                   (280,948)      (26,067)       (386,553)        (37,525)
----------------------------------------------------------------------------------------------------
  Net Increase (Decrease)--
    Investor Shares                            (2,663)          652          52,422           4,509
----------------------------------------------------------------------------------------------------
Admiral Shares
  Issued                                    $ 143,497        12,183              --              --
  Issued in Lieu of
    Cash Distributions                          5,017           467              --              --
  Issued in Exchange for
    Net Assets of Admiral
    Long-Term Treasury Fund--Note I           449,873        42,642              --              --
  Redeemed                                    (33,618)       (3,124)             --              --
----------------------------------------------------------------------------------------------------
  Net Increase (Decrease)--
    Admiral Shares                            564,769        52,168              --              --
----------------------------------------------------------------------------------------------------

LONG-TERM CORPORATE FUND
Investor Shares
  Issued                                    $ 403,013        46,935       $ 566,343          68,864
  Issued in Lieu of
    Cash Distributions                        101,062        11,777         210,169          25,657
  Redeemed                                   (644,130)      (75,124)       (879,494)       (107,282)
----------------------------------------------------------------------------------------------------
  Net Increase (Decrease)--
    Investor Shares                          (140,055)      (16,412)       (102,982)        (12,761)
----------------------------------------------------------------------------------------------------
Admiral Shares
  Issued                                    $ 319,298        37,218              --              --
  Issued in Lieu of
    Cash Distributions                          5,013           585              --              --
  Redeemed                                    (16,476)       (1,934)             --              --
----------------------------------------------------------------------------------------------------
  Net Increase (Decrease)--
    Admiral Shares                            307,835        35,869              --              --
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                                       (000)
                                           ---------------------------------------------------------
                                                SIX MONTHS ENDED                   YEAR ENDED
                                                  JULY 31, 2001                 JANUARY 31, 2001
                                           ---------------------------------------------------------
BOND FUND                                      AMOUNT        SHARES          AMOUNT          SHARES
----------------------------------------------------------------------------------------------------
HIGH-YIELD CORPORATE FUND
  Issued                                    $ 926,540       136,575     $ 1,587,781         227,458
  Issued in Lieu of
    Cash Distributions                        183,412        27,293         327,429          46,838
  Redeemed*                                  (494,761)      (73,692)     (1,355,054)       (194,069)
----------------------------------------------------------------------------------------------------
  Net Increase (Decrease)                     615,191        90,176         560,156          80,227
----------------------------------------------------------------------------------------------------

*Net of redemption fees of $861,000 and $1,192,000, respectively.

THE ADVANTAGES OF GETTING CONNECTED [PHOTO OF COMPUTER]
  Visit Vanguard.com

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                                       64

THE PEOPLE
Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS

R. GREGORY BARTON, Secretary; Managing Director-Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.

--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

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All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q282 092001

VANGUARD BOND FUNDS

STATEMENT OF NET ASSETS JULY 31, 2001 (UNAUDITED)

The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, all of which appear in the accompanying report. The Statement of Net Assets for the GNMA Fund begins on page 31 of that report.

     This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, foreign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero for the funds that distribute net income to shareholders as a dividend each day. For the Inflation-Protected Securities Fund, Undistributed Net Investment Income represents net income earned since the last quarterly dividend. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
CONTENTS

Short-Term Treasury Fund             1     Intermediate-Term Corporate Fund   21
Short-Term Federal Fund              4     Long-Term Treasury Fund            28
Short-Term Corporate Fund            7     Long-Term Corporate Fund           30
Inflation-Protected Securities Fund 17     High-Yield Corporate Fund          35
Intermediate-Term Treasury Fund     18
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     FACE                MARKET
                                                                        MATURITY                   AMOUNT                VALUE^
SHORT-TERM TREASURY FUND                            COUPON                  DATE                    (000)                 (000)
-------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (98.4%)
-------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (86.5%)
U.S. Treasury Inflation-Indexed Bond                 3.50%             1/15/2011                 $102,100              $103,408
U.S. Treasury Inflation-Indexed Note                3.625%             7/15/2002                   33,287                33,946
U.S. Treasury Inflation-Indexed Note                3.875%             1/15/2009                   80,182                83,439
U.S. Treasury Note                                  3.875%             6/30/2003                  136,000               136,238
U.S. Treasury Note                                  4.625%             2/28/2003                  150,900               153,022
U.S. Treasury Note                                   5.50%             2/28/2003                   52,000                53,423
U.S. Treasury Note                                   5.50%             5/31/2003                    3,000                 3,090
U.S. Treasury Note                                  5.625%            11/30/2002                   30,000                30,779
U.S. Treasury Note                                   5.75%            11/15/2005                   45,000                47,178
U.S. Treasury Note                                  5.875%            11/15/2004                  186,000               195,045
U.S. Treasury Note                                   6.25%             8/31/2002                   46,000                47,310

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     FACE                MARKET
                                                                        MATURITY                   AMOUNT                VALUE^
SHORT-TERM TREASURY FUND                            COUPON                  DATE                    (000)                 (000)
-------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note                                   6.25%             2/15/2003           $      208,000        $      215,858
U.S. Treasury Note                                   6.50%            10/15/2006(3)               143,000               155,209
U.S. Treasury Note                                   6.75%             5/15/2005                   21,000                22,701
U.S. Treasury Note                                  7.875%            11/15/2004                  244,800               271,412
EximBank Guaranteed Export
  (U.S. Government Guaranteed)                       5.73%             1/15/2003(1)(2)             29,057                29,335
Guaranteed Export Trust
  (U.S. Government Guaranteed)                       7.46%            12/15/2005(1)                 9,391                 9,950
Guaranteed Trade Trust
  (U.S. Government Guaranteed)                      6.104%             7/15/2003(1)                24,500                25,127
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                       5.10%             6/30/2007(1)                27,427                27,122
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                      5.696%              2/1/2005(1)                 9,332                 9,351
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                      5.735%             1/15/2002(1)                 2,400                 2,409
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                       5.76%             6/15/2006(1)                13,334                13,798
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                       5.91%            11/30/2010(1)                 9,700                10,121
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                      5.926%             6/15/2005(1)                17,111                17,638
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                       7.45%            12/15/2010(1)                25,909                28,247
Private Export Funding Corp.
  (U.S. Government Guaranteed)                       5.53%             4/30/2006                   25,000                25,460
Private Export Funding Corp.
  (U.S. Government Guaranteed)                       5.65%             3/15/2003(1)                 2,127                 2,167
Private Export Funding Corp.
  (U.S. Government Guaranteed)                       5.73%             1/15/2004                  124,335               127,816
Private Export Funding Corp.
  (U.S. Government Guaranteed)                       6.31%             9/30/2004                   20,000                21,072
Private Export Funding Corp.
  (U.S. Government Guaranteed)                       6.45%             9/30/2004                   80,000                84,687
Private Export Funding Corp.
  (U.S. Government Guaranteed)                       7.65%             5/15/2006                  30,000                 33,237
Vendee Mortgage Trust
  (U.S. Government Guaranteed)                       7.00%             5/15/2016(1)                25,292                25,734
Vendee Mortgage Trust
  (U.S. Government Guaranteed)                       7.25%            12/15/2015(1)                 6,553                 6,688
Vendee Mortgage Trust
  (U.S. Government Guaranteed)                       7.50%            12/15/2018(1)                18,779                19,190
                                                                                                                 --------------
                                                                                                                 $    2,071,207
                                                                                                                 --------------
AGENCY BONDS AND NOTES (4.0%)
Federal Home Loan Bank                               4.75%             6/28/2004                   55,000                55,244
Federal Home Loan Mortgage Corp.                    5.969%             2/25/2016(1)                12,000                12,189
Federal Home Loan Mortgage Corp.                     7.00%             7/15/2005                    2,000                 2,147
Federal National Mortgage Assn.                      6.13%              6/3/2004                   26,500                26,943
                                                                                                                 --------------
                                                                                                                 $       96,523
                                                                                                                 --------------
MORTGAGE-BACKED SECURITIES (7.9%)
Federal Home Loan Mortgage Corp.                     5.50%     4/1/2016-5/1/2016(1)                 9,889                 9,721
Federal Home Loan Mortgage Corp.                     6.00%              8/1/2006(1)                68,063                68,927

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     FACE                MARKET
                                                                        MATURITY                   AMOUNT                VALUE^
                                                    COUPON                  DATE                    (000)                 (000)
-------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                     7.00%    12/1/2015-1/1/2025(1)        $       34,077        $       35,088
Federal National Mortgage Assn.                      6.00%     4/1/2006-8/1/2006(1)                32,400                32,864
Federal National Mortgage Assn.                      7.00%    11/1/2015-1/1/2025(1)                40,899                42,044
                                                                                                                 --------------
                                                                                                                 $      188,644
                                                                                                                 --------------
-------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $2,307,938)                                                                                              $    2,356,374
-------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (17.3%)
-------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account--Note H                        3.90%              8/1/2001                  390,810               390,810
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account                                3.90%              8/1/2001                   23,813                23,813
-------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $414,623)                                                                                                $      414,623
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (115.7%)
  (COST $2,722,561)                                                                                              $    2,770,997
-------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-;15.7%)
-------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                             $      33,433
Security Lending Collateral Payable to Brokers--Note H                                                                (390,810)
Other Liabilities                                                                                                      (17,993)
                                                                                                                 --------------
                                                                                                                      (375,370)
                                                                                                                 --------------
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                                $    2,395,627
===============================================================================================================================

  ^See Note A in Notes to Financial Statements.
(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2001, the value of these securities was $29,335,000, representing 1.2% of net assets.
(3)Securities with a value of $326,000 have been segregated as initial margin for open futures contracts.

--------------------------------------------------------------------------------
AT JULY 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
Paid-in Capital--Note I                                           $   2,347,263
Undistributed Net Investment Income                                          --
Accumulated Net Realized Gains                                              390
Unrealized Appreciation
  (Depreciation)--Notes G and I Investment Securities                    48,436
Futures Contracts                                                          (462)
--------------------------------------------------------------------------------
NET ASSETS                                                        $   2,395,627
================================================================================

Investor Shares--Net Assets

Applicable to 119,260,651 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                $   1,248,939
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                       $       10.47
================================================================================

Admiral Shares--Net Assets
Applicable to 109,496,853 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                $   1,146,688
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                         $       10.47
================================================================================

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     FACE                MARKET
                                                                        MATURITY                   AMOUNT                VALUE^
SHORT-TERM FEDERAL FUND                             COUPON                  DATE                    (000)                 (000)
-------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (92.6%)
-------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (17.6%)
Guaranteed Export Trust
  (U.S. Government Guaranteed)                       5.23%            12/30/2002           $        9,191        $        9,311
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                       0.00%             5/15/2005                    6,500                 6,782
Private Export Funding Corp.
  (U.S. Government Guaranteed)                       5.53%             4/30/2006                   50,000                50,920
Private Export Funding Corp.
  (U.S. Government Guaranteed)                       6.31%             9/30/2004(2)                10,000                10,536
Private Export Funding Corp.
  (U.S. Government Guaranteed)                       7.03%            10/31/2003                    5,000                 5,293
Private Export Funding Corp.
  (U.S. Government Guaranteed)                       7.65%             5/15/2006                   20,000                22,158
U.S. Treasury Inflation-Indexed Bond                 3.50%             1/15/2011                   30,630                31,022
U.S. Treasury Inflation-Indexed Bond                3.875%             1/15/2009                   75,848                78,929
U.S. Treasury Inflation-Indexed Bond                3.875%             4/15/2029                   43,238                46,980
U.S. Treasury Note                                  5.875%            11/15/2004                    1,000                 1,049
Vendee Mortgage Trust
  (U.S. Government Guaranteed)                       6.50%              8/1/2002(1)                15,714                15,920
Vendee Mortgage Trust
  (U.S. Government Guaranteed)                       6.50%             8/26/2002(1)                 9,007                 9,222
Vendee Mortgage Trust
  (U.S. Government Guaranteed)                       7.00%             5/15/2016(1)                16,861                17,156
Vendee Mortgage Trust
  (U.S. Government Guaranteed)                       7.50%             7/15/2002(1)                12,630                12,907
                                                                                                                 --------------
                                                                                                                 $      318,185
                                                                                                                 --------------
AGENCY BONDS AND NOTES (50.6%)
Bank United (Federal Home Loan
  Bank of Atlanta)                                   5.40%              2/2/2004LOC               128,425               130,335
Federal Home Loan Bank                               4.50%              7/7/2003                   30,000                30,199
Federal Home Loan Bank                               5.00%             1/15/2004                   33,000                33,464
Federal Home Loan Bank                               5.75%             7/15/2003                   42,300                43,563
Federal Home Loan Bank                              6.875%             1/15/2005                    5,000                 5,331
Federal Home Loan Bank                              6.875%             8/15/2005                    5,000                 5,342
Federal Home Loan Bank                               7.00%             7/15/2005                   68,500                73,505
Federal Home Loan Bank                               7.25%             5/15/2003                   15,000                15,851
Federal Home Loan Mortgage Corp.                     5.81%             1/19/2002(1)                13,104                13,145
Federal Home Loan Mortgage Corp.                    5.969%             1/25/2003(1)                 8,000                 8,126
Federal Home Loan Mortgage Corp.                     6.11%              9/7/2001(1)                23,395                23,608
Federal Home Loan Mortgage Corp.                     6.35%             3/21/2002(1)                 3,342                 3,393
Federal Home Loan Mortgage Corp.                     6.43%             9/27/2001(1)                 5,380                 5,402
Federal Home Loan Mortgage Corp.                     7.00%             2/15/2003                    4,000                 4,180
Federal Home Loan Mortgage Corp.                     7.07%            10/13/2002(1)                14,000                14,267
Federal National Mortgage Assn.                      5.86%             8/20/2003                   46,835                46,877
Federal National Mortgage Assn.                      6.00%             1/14/2005                   14,980                15,097
Federal National Mortgage Assn.                      6.13%              6/3/2004                   18,315                18,621
Federal National Mortgage Assn.                      6.17%             1/31/2004                   15,807                16,303
Federal National Mortgage Assn.                     6.366%              3/2/2003                   26,000                26,858
Federal National Mortgage Assn.                      7.00%             7/15/2005                  286,500               307,380
Federal National Mortgage Assn.                     7.125%             2/15/2005                   45,000                48,393
Federal National Mortgage Assn.                      7.20%              5/4/2031(1)                23,000                23,891
                                                                                                                 --------------
                                                                                                                 $      913,131
                                                                                                                 --------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     FACE                MARKET
                                                                        MATURITY                   AMOUNT                VALUE^
                                                    COUPON                  DATE                    (000)                 (000)
-------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES (24.4%)
Federal Home Loan Mortgage Corp.                     5.50%     2/1/2016-4/1/2016(1)        $       94,215        $       92,616
Federal Home Loan Mortgage Corp.                     6.00%     7/1/2005-8/1/2005(1)                31,607                32,096
Federal Home Loan Mortgage Corp.                     7.00%    9/1/2015-1/15/2019(1)                54,164                55,317
Federal National Mortgage Assn.                      4.75%            11/14/2003(1)                12,000                12,117
Federal National Mortgage Assn.                      6.00%   10/1/2005-11/1/2005(1)                20,136                20,461
Federal National Mortgage Assn.                      7.00%    10/1/2011-1/1/2016(1)(3)            137,949               141,998
Federal National Mortgage Assn.                      7.50%     3/1/2015-8/1/2015(1)(3)             29,277                30,399
Federal National Mortgage Assn.                      8.00%    10/1/2014-8/1/2015(1)                54,006                56,118
                                                                                                                 --------------
                                                                                                                 $      441,122
                                                                                                                 --------------
-------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $1,641,857)                                                                                              $    1,672,438
-------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (12.3%)
-------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account                                3.90%              8/1/2001                  142,176               142,176
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account--Note H                        3.90%              8/1/2001                   80,049                80,049
-------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $222,225)                                                                                                $      222,225
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (104.9%)
  (COST $1,864,082)                                                                                              $    1,894,663
-------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-4.9%)
-------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                             $      28,496
Security Lending Collateral Payable to Brokers--Note H                                                                 (80,049)
Other Liabilities                                                                                                      (37,938)
                                                                                                                 --------------
                                                                                                                 $     (89,491)
                                                                                                                 --------------
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                                $    1,805,172
===============================================================================================================================

  ^See Note A in Notes to Financial Statements.
(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2)Securities with a value of $1,572,000 have been segregated as initial margin for open futures contracts.
(3)Securities purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of July 31, 2001.
LOC--Letter of Credit.

--------------------------------------------------------------------------------
                                                                          AMOUNT
SHORT-TERM FEDERAL FUND                                                    (000)
--------------------------------------------------------------------------------
AT JULY 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                 $     1,790,391
Undistributed Net Investment Income                                          --
Accumulated Net Realized Losses                                         (14,339)
Unrealized Appreciation (Depreciation)--Note G
  Investment Securities                                                  30,581
Futures Contracts                                                        (1,461)
--------------------------------------------------------------------------------
NET ASSETS                                                      $     1,805,172
================================================================================

Investor Shares--Net Assets
Applicable to 147,948,602 outstanding $.001 par value
  shares of beneficial interest (unlimited authorization)       $     1,538,619
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                      $         10.40
================================================================================

Admiral Shares--Net Assets
Applicable to 25,630,915 outstanding $.001 par value
  shares of beneficial interest (unlimited authorization)       $       266,553
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                       $         10.40
================================================================================

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     FACE                MARKET
                                                                        MATURITY                   AMOUNT                VALUE^
SHORT-TERM CORPORATE FUND                           COUPON                  DATE                    (000)                 (000)
-------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (93.8%)
-------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (20.9%)
Advanta Mortgage Loan Trust                          5.98%             2/22/2002(1)        $       14,217        $       14,290
American Express Credit Account Master Trust         5.60%             4/15/2004(1)                 3,375                 3,434
American Express Credit Account Master Trust         5.85%             4/15/2004(1)                32,200                32,792
American Express Credit Account Master Trust         5.90%             5/15/2003(1)(9)             11,560                11,829
AmSouth Auto Trust                                   6.67%             7/15/2004(1)                34,705                35,696
ANRC Auto Owner Trust                                6.75%             1/15/2002(1)(9)             31,713                32,050
ARG Funding Corp.                                    5.88%              3/6/2002(1)(2)(4)(9)       45,000                45,433
Banc One Financial Services HEL                      6.69%             11/1/2001(1)(5)             15,819                15,890
BMW Vehicle Owner Trust                              5.46%             8/25/2004(1)                14,630                14,735
BMW Vehicle Owner Trust                              6.41%            11/17/2001(1)                59,585                60,076
BMW Vehicle Owner Trust                              6.91%            10/25/2002(1)                22,900                23,682
California Infrastructure & Econ. Dev. Bank
  Special Purpose Trust PG&E-1                       6.42%             3/25/2005(1)                50,455                51,983
California Infrastructure & Econ. Dev. Bank
  Special Purpose Trust SCE-1                        6.28%             2/10/2003(1)                20,000                20,493
California Infrastructure & Econ. Dev. Bank
  Special Purpose Trust SCE-1                        6.38%              4/5/2005(1)                10,168                10,465
Capital Auto Receivables Asset Trust                 4.60%             9/15/2005(1)                10,000                 9,990
Capital Auto Receivables Asset Trust                 6.46%             6/15/2002(1)                25,300                25,789
Centex Home Equity Loan Trust                        5.35%             6/15/2003(1)                32,600                32,773
Chase Manhattan Auto Trust                           4.55%             4/25/2004(1)(9)             63,000                63,258
Chase Manhattan Auto Trust                           6.65%             8/23/2001(1)                17,576                17,653
Chase Manhattan Credit Card Master Trust             4.07%             2/15/2004(1)                20,000                20,012
Chase Manhattan Credit Card Master Trust             6.00%             8/15/2005(1)(9)             38,220                39,086
CIT Home Equity Loan Trust                           6.08%             1/15/2013(1)                 2,679                 2,679
Citibank Credit Card Issuance Trust                  7.05%             9/15/2005(1)                14,875                15,689
Citibank Credit Card Issuance Trust                  7.45%             9/15/2005(1)                24,790                25,997
Citibank Credit Card Master Trust                    5.55%              1/7/2004(1)                15,187                15,408
Citibank Credit Card Master Trust                    5.65%             6/15/2005(1)                46,000                46,396
Citibank Credit Card Master Trust                    5.95%              2/7/2003(1)                10,400                10,613
ComEd Transitional Funding Trust                     5.34%            12/25/2001(1)(9)             25,000                25,110
ComEd Transitional Funding Trust                     5.39%            12/25/2002(1)(9)             50,000                50,737
Countrywide Asset-Backed Certificates                6.24%             9/15/2018(1)                21,192                21,327
Credit Card Merchant Voucher Receivables
  Master Trust                                       6.23%             8/24/2001(1)(2)(6)           6,094                 6,145
DaimlerChrysler Auto Trust Series                    6.11%             1/24/2003(1)                24,800                25,452
Dealer Auto Receivables Owner Trust                  7.07%             5/17/2004(1)                38,600                39,730
Detroit Edison Securitization Funding LLC           5.513%             6/18/2004(1)                24,750                25,169
Discover Card Master Trust                           5.30%            11/15/2006(1)                13,000                13,134
Discover Card Master Trust                           5.75%            12/15/2008(1)                24,500                24,848
EQCC Home Equity Loan Trust                         6.223%             12/1/2000(1)(5)             19,650                19,803
First USA Credit Card Master Trust                  3.919%             8/19/2001                   55,000                55,040
Ford Credit Auto Owner Trust                         6.15%            12/15/2001(1)                25,000                25,156
Ford Credit Auto Owner Trust                         6.99%             10/7/2003(1)                42,000                43,988
Ford Credit Auto Owner Trust                         7.40%             7/15/2003(1)                22,524                23,360
Ford Credit Auto Owner Trust                         7.50%            10/15/2004(1)                 4,900                 5,166
General Motors Acceptance Corp. Mortgage
  Home Loan Trust                                    5.22%             3/25/2014(1)                44,400                44,400
Green Tree Home Equity Loan Trust                    7.05%             1/15/2002(1)                23,683                23,893
Honda Auto Lease Trust                               6.45%             8/24/2001(1)                16,763                16,877
Honda Auto Receivables Owner Trust                   4.67%             7/24/2003(1)(9)             68,750                68,943
MBNA Master Credit Card Trust                        6.70%             1/18/2005(1)                26,000                26,616

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     FACE                MARKET
                                                                        MATURITY                   AMOUNT                VALUE^
SHORT-TERM CORPORATE FUND                           COUPON                  DATE                    (000)                 (000)
-------------------------------------------------------------------------------------------------------------------------------
MBNA Master Credit Card Trust                        7.15%             8/15/2005(1)        $       59,500        $       63,203
Mellon Residential Funding Corp. Mortgage
  Pass-Through Certificate                          6.832%            12/17/2001(1)                21,972                22,295
Morgan Stanley, Dean Witter Capital                  5.98%              2/1/2031(1)                22,259                22,771
Navistar Financial Corp. Owner Trust                 5.95%             8/15/2001(1)                24,112                24,280
Navistar Financial Corp. Owner Trust                 7.20%              2/7/2002(1)                10,000                10,252
Nissan Auto Receivables                              7.01%             3/15/2002(1)                29,750                30,305
Onyx Acceptance Owner Trust                          6.82%             12/8/2001(1)(4)             12,558                12,686
Option One Mortgage Loan Trust                       5.92%             4/15/2002(1)(7)             18,891                18,982
PP&L Transition Bond Co. LLC                         6.05%              7/5/2006(1)(9)             29,200                29,893
PP&L Transition Bond Co. LLC                         6.96%             9/24/2005(1)(9)             53,000                56,237
PP&L Transition Bond Co. LLC                         7.05%            11/14/2006(1)(9)             20,550                21,981
Providian Master Trust                               6.45%             1/15/2003(1)                10,000                10,275
Residential Asset Securities Corp.                   6.00%               1/1/2002(1)(5)            37,388                37,471
Standard Credit Card Master Trust                    5.95%              9/7/2003(1)                 7,700                 7,933
TIAA Structured Finance CDO I, Ltd.                  7.06%             4/10/2008(1)                15,400                16,011
UAC Securitization Corp.                             5.57%              9/8/2003(1)(4)              8,785                 8,812
UAC Securitization Corp.                             6.31%             12/8/2006(1)(4)             16,836                17,444
USAA Auto Owner Trust                                6.95%              9/1/2002(1)                22,000                22,610
Vendee Mortgage Trust (U.S. Government Guaranteed)   7.50%             7/15/2002(1)                14,125                14,434
Washington Mutual Mortgage Securities Corp.         6.035%             5/26/2004(1)                36,700                37,021
WFS Financial                                        6.32%              2/1/2002(1)(7)             12,969                13,120
                                                                                                                 --------------
                                                                                                                 $    1,781,101
                                                                                                                 --------------
FINANCE (24.0%)
  BANKING (8.1%)
Barclays Bank PLC                                   7.375%            12/15/2011(2)                24,100                24,753
Bayerische Landesbank NY                             5.00%             7/20/2004                    9,000                 9,029
BBVA - Bancomer Capital Trust I                     10.50%             2/16/2011(2)                 8,900                 9,679
Capital One Bank                                     6.57%             1/27/2003                   21,635                21,899
Capital One Bank                                     6.60%             8/20/2001                   10,200                10,205
Capital One Bank                                     6.62%              8/4/2003                   23,825                24,139
Capital One Bank                                    6.875%              2/1/2006                    9,900                 9,892
CIBC Capital Funding, LP                             6.25%            12/17/2002(2)                24,500                25,146
Citicorp Lease Pass-Through Trust                    7.22%              6/4/2004(1)(2)             22,892                24,038
Citigroup Global                                     6.75%             12/1/2005                   38,625                40,690
Compass Bank                                         6.45%              5/1/2009                   13,400                12,959
First Maryland Bancorp                               7.20%              7/1/2007                    7,705                 8,199
First Union Corp.                                   8.125%             6/24/2002                    5,000                 5,176
First USA Bank                                       7.65%              8/1/2003                    7,000                 7,410
Firstar Bank NA                                      7.80%              7/5/2010                   25,600                26,788
Firstar Corp.                                        6.50%             7/15/2002                   20,000                20,463
ING Capital Funding Trust III                       8.439%            12/31/2010                   21,600                23,544
Mellon Financial Co.                                 5.75%            11/15/2003                    9,000                 9,217
Meridian Bancorp, Inc.                              6.625%             3/15/2003                    2,700                 2,790
National City Corp.                                 6.625%              3/1/2004                    6,550                 6,820
Northern Trust Co.                                   6.50%              5/1/2003                    5,000                 5,177
Norwest Corp.                                        7.75%              3/1/2002                    5,000                 5,109
PNC Funding Corp.                                    5.75%              8/1/2006                   17,280                17,431
SE Banken (Skandinaviska Enskilda Banken)            6.50%              6/4/2003(2)                32,830                33,291
Shawmut National Corp.                               7.20%             4/15/2003                    7,000                 7,305
Southern National Corp.                              7.05%             5/23/2003                   51,229                53,306
Synovus Financial Corp.                              7.25%            12/15/2005                   19,750                20,801
UBS Preferred Funding Trust I                       8.622%             10/1/2010                    4,800                 5,330
UBS Preferred Funding Trust II                      7.247%             6/26/2011                   12,900                13,079

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     FACE                MARKET
                                                                        MATURITY                   AMOUNT                VALUE^
                                                    COUPON                  DATE                    (000)                 (000)
-------------------------------------------------------------------------------------------------------------------------------
US Bancorp                                          6.875%             12/1/2004           $       13,550        $       14,151
US Bank NA Minnesota                                 5.25%              6/4/2003                   20,000                20,266
Wells Fargo Co.                                      6.50%              9/3/2002                  125,000               128,255
Wells Fargo Co.                                     6.875%             4/15/2003                    5,000                 5,197
Westpac Banking                                     9.125%             8/15/2001                   43,566                43,625


BROKERAGE (5.2%)
Amvescap PLC                                        6.375%             5/15/2003                   25,100                25,733
Amvescap PLC                                         6.60%             5/15/2005                      500                   512
Credit Suisse First Boston USA Inc.                 5.875%              8/1/2006                   17,500                17,626
Donaldson Lufkin & Jenrette, Inc.                    8.00%              3/1/2005                   33,700                36,167
Lehman Brothers Holdings Inc.                        6.20%             1/15/2002                   35,000                35,288
Lehman Brothers Holdings Inc.                        6.25%              4/1/2003                   61,800                63,358
Lehman Brothers Holdings Inc.                        6.25%             5/15/2006                   29,660                30,149
Lehman Brothers Holdings Inc.                       7.375%             5/15/2004                    9,930                10,494
Merrill Lynch & Co. Inc.                             7.36%             7/24/2002                   14,500                14,928
Merrill Lynch & Co. Inc.                             7.85%             5/30/2003                   50,000                53,037
Morgan Stanley, Dean Witter & Co.                   5.625%             1/20/2004                   43,450                44,172
Salomon Smith Barney Holdings                       5.875%             3/15/2006                   30,000                30,370
Spear, Leeds & Kellogg, L.P.                         8.25%             8/15/2005(2)                56,775                61,782
Topaz Ltd.                                           6.92%             3/20/2004(1)(2)             17,655                18,234


FINANCE COMPANIES (4.0%)
American Express Credit Corp.                       6.125%            11/15/2001                   10,000                10,058
American Express Credit Corp.                       6.875%             11/1/2005                   19,800                20,925
Aristar Inc.                                        7.375%              9/1/2004                    9,750                10,338
Boeing Capital Corp.                                 6.68%             12/1/2003                   67,270                70,520
Countrywide Funding                                  8.25%             7/15/2002                    4,805                 4,972
Countrywide Home Loan                                5.25%             5/22/2003                   24,850                25,088
Ford Motor Credit Co.                                7.25%             1/15/2003                   22,000                22,851
Ford Motor Credit Co.                                7.50%             6/15/2003                   30,000                31,485
General Electric Capital Corp.                       6.80%             11/1/2005                   24,570                26,060
General Electric Capital Corp.                       7.25%              5/3/2004                   49,600                52,792
General Motors Acceptance Corp.                      5.80%             3/12/2003                   39,620                40,429
Norwest Financial Corp.                              7.95%             5/15/2002                    4,200                 4,329
Sears Roebuck Acceptance Corp.                       6.80%             10/9/2002                    4,850                 4,967
Washington Mutual Finance Corp.                      6.25%             5/15/2006                   14,650                14,959


INSURANCE (4.1%)
AIG SunAmerica Global Financing I                    7.40%              5/5/2003(2)                19,700                20,698
AIG SunAmerica Global Financing II                   7.60%             6/15/2005(2)                24,750                26,771
Conseco Inc.                                         6.40%             2/10/2003                   30,000                27,900
Conseco Inc.                                         8.50%            10/15/2002                   15,000                14,813
Conseco Inc.                                         9.00%            10/15/2006                   20,500                18,758
John Hancock Global Funding II                      5.625%             6/27/2006(2)                24,700                24,780
Monumental Global Funding II                         6.05%             1/19/2006(2)                13,780                14,039
Monumental Global Funding II                         6.95%             10/1/2003(2)                49,590                52,066
Principal Life Global Funding I                     6.125%             3/1/2006(2)                 61,610                63,004
Progressive Corp.                                    7.30%              6/1/2006                   12,290                12,941
Prudential Insurance Co. of America                 6.375%             7/23/2006(2)                30,000                30,778
SunAmerica Inc.                                      6.58%             1/15/2002                    5,000                 5,061
USAA Capital Corp.                                   7.54%             3/30/2005(2)                25,000                26,789
USAA Capital Corp.                                   7.05%             11/8/2006                   10,000                10,720

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     FACE                MARKET
                                                                        MATURITY                   AMOUNT                VALUE^
SHORT-TERM CORPORATE FUND                           COUPON                  DATE                    (000)                 (000)
-------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (2.6%)
Cabot Industrial Properties LP                      7.125%              5/1/2004           $       16,670        $       17,126
Citibank Credit Card Master Trust                    6.70%             2/15/2002                   13,000                13,159
Equity Residential Properties
  Trust Operating LP                                 7.10%             6/23/2004                    4,800                 5,012
Equity Residential Properties
  Trust Operating LP                                 7.95%             4/15/2002                    7,000                 7,169
Equity Residential Properties
  Trust Operating LP                                8.375%             3/15/2006                    7,510                 8,195
First Industrial LP                                  7.00%             12/1/2006                   17,000                17,555
First Industrial LP                                  7.15%             5/15/2002                    8,150                 8,292
First Industrial LP                                 7.375%             5/15/2004(2)                12,000                12,521
Liberty Properties                                   7.25%             3/15/2011                    7,300                 7,413
Oasis Residential Inc.                               6.75%            11/15/2001                   25,025                25,165
Post Apartment Homes                                 7.70%            12/20/2010                   14,825                15,502
Post Apartment Homes                                8.125%             6/15/2005                   12,850                13,689
Reckson Operating Partnership LP                     7.40%             3/15/2004                   14,850                15,280
Reckson Operating Partnership LP                     7.75%             3/15/2009                   21,000                21,389
Security Capital Group                               7.75%            11/15/2003                   20,000                20,591
Shurgard Storage Centers, Inc.                       7.75%             2/22/2011(2)                 8,900                 9,125
Wellsford Residential Property Trust                9.375%              2/1/2002                    5,175                 5,297
                                                                                                                 --------------
                                                                                                                 $    2,048,380
                                                                                                                 --------------

INDUSTRIAL (33.5%)
  BASIC INDUSTRY (1.0%)
Corporacion Nacional del Cobre de Chile             7.375%              5/1/2009(2)                15,872                15,999
Noranda, Inc.                                        8.00%              6/1/2003                   20,000                20,738
Noranda, Inc.                                       8.625%             7/15/2002                   15,000                15,425
Pohang Iron & Steel Co. Ltd.                         7.50%              8/1/2002                   11,320                11,572
Rio Tinto Finance Ltd.                               5.75%              7/3/2006                   18,150                18,282


CAPITAL GOODS (4.0%)
Allied Waste Industries, Inc.                       10.00%              8/1/2009                    7,800                 8,151
Bombardier Capital Inc.                             5.625%             5/30/2003(2)                39,300                39,655
Emerson Electric Co.                                7.875%              6/1/2005                   16,055                17,476
Ingersoll-Rand                                       5.75%             2/14/2003                   44,350                44,998
Lockheed Martin Corp.                                6.50%             4/15/2003                   16,834                17,266
Masco Corp.                                          6.00%              5/3/2004                    9,890                 9,990
Raytheon Co.                                         5.70%             11/1/2003                   32,085                31,722
Raytheon Co.                                         6.30%             3/15/2005                   14,770                14,514
Raytheon Co.                                         6.45%             8/15/2002                    1,100                 1,107
Raytheon Co.                                         7.90%              3/1/2003                   22,650                23,238
Republic Services Inc.                              6.625%             5/15/2004                   16,800                17,200
Republic Services Inc.                              7.125%             5/15/2009                    6,625                 6,739
Tyco International Group SA                         6.875%              9/5/2002                   50,000                51,324
USA Waste Services                                   6.50%            12/15/2002                   27,190                27,591
Waste Management Inc.                                7.00%             10/1/2004                   19,155                19,630
Waste Management Inc.                                7.70%             10/1/2002                    9,760                10,013


COMMUNICATION (8.4%)
American Tower Corp.                                9.375%              2/1/2009                   18,630                17,186
AT&T Wireless                                        7.35%              3/1/2006(2)                39,400                41,152
British Telecommunications PLC                      7.875%            12/15/2005                   19,825                21,298
CSC Holdings Inc.                                    7.25%             7/15/2008                    3,900                 3,853
Charter Communications Holdings                     10.00%             5/15/2011(2)                19,500                19,744
Clear Channel Communication                          7.25%             9/15/2003                    3,200                 3,324
Comcast Cable Communication                         6.375%             1/30/2006                   15,850                16,070

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     FACE                MARKET
                                                                        MATURITY                   AMOUNT                VALUE^
                                                    COUPON                  DATE                    (000)                 (000)
-------------------------------------------------------------------------------------------------------------------------------
Continental Cablevision                              8.30%             5/15/2006           $        2,575        $        2,820
Deutsche Telekom International Finance               7.75%             6/15/2005                   24,800                26,304
France Telecom                                       7.20%              3/1/2006(2)                29,690                31,136
France Telecom                                       7.75%              3/1/2011(2)                 6,750                 7,120
Global Crossing Holding Ltd.                        9.125%            11/15/2006                    5,400                 4,212
Global Crossing Holding Ltd.                         9.50%            11/15/2009                    7,800                 5,928
GTE Corp.                                            6.36%             4/15/2006                    7,950                 8,157
Knight-Ridder, Inc.                                  8.50%              9/1/2001(1)                 4,256                 4,269
Koninklijke KPN NV                                   7.50%             10/1/2005                    9,920                 9,965
NYNEX Corp.                                          9.55%             8/15/2005                   20,338                23,691
PanAmSat Corp.                                       6.00%             1/15/2003                    9,375                 9,214
Pearson PLC                                          7.00%             6/15/2011(2)                 7,650                 7,728
Qwest Capital Funding                               5.875%              8/3/2004(2)                29,625                29,833
SBC Communications Inc.                              5.75%              5/2/2006                   20,275                20,578
TCI Communications, Inc.                            6.375%              5/1/2003                   19,400                19,814
TCI Communications, Inc.                             7.25%              8/1/2005                    5,000                 5,225
TCI Communications, Inc.                             8.00%              8/1/2005                   10,000                10,713
TCI Communications, Inc.                             8.25%             1/15/2003                   44,445                46,458
Telecomunicaciones de Puerto Rico                    6.15%             5/15/2002                   21,830                22,012
Telefonica Europe BV                                 7.35%             9/15/2005                   20,000                20,995
Time Warner Telecom LLC                              9.75%             7/15/2008                    7,745                 6,892
TPSA Finance BV                                      7.75%            12/10/2008(2)                20,250                20,433
US West Capital Funding, Inc.                       6.125%             7/15/2002                   32,550                33,003
US West Capital Funding, Inc.                        6.25%             7/15/2005                   15,000                15,121
US West Capital Funding, Inc.                       6.875%             8/15/2001                   45,500                45,521
US West Communications Inc.                         7.625%              6/9/2003                   41,025                42,839
Vodafone AirTouch PLC                               7.625%             2/15/2005                   29,850                31,844
WorldCom Inc.                                        6.50%             5/15/2004                   30,000                30,481
WorldCom Inc.                                       7.375%             1/15/2006(2)                48,750                50,058


CONSUMER CYCLICAL (4.2%)
Cooper Tire & Rubber Co.                             7.25%            12/16/2002                   30,000                30,736
DaimlerChrysler                                      6.67%             9/25/2001                   26,000                26,102
Dillard's Inc.                                       5.79%            11/15/2001                   25,000                24,812
Gap Inc.                                            5.625%              5/1/2003                   24,720                25,015
Harrahs Operating Co., Inc.                          7.50%             1/15/2009                   38,220                38,596
International Speedway Corp.                        7.875%            10/15/2004                   14,750                15,166
Kmart Corp.                                         9.875%             6/15/2008(2)                11,500                11,595
Park Place Entertainment                             7.95%              8/1/2003                   34,025                35,234
Park Place Entertainment                             8.50%            11/15/2006                   13,860                14,815
Target Corp.                                         5.50%              4/1/2007                   11,775                11,747
Toys R Us                                           6.875%              8/1/2006(2)                19,000                19,165
VF Corp.                                             7.60%             10/1/2002                   18,635                18,707
Wal-Mart Stores                                     4.375%              8/1/2003                   24,250                24,288
Wal-Mart Stores                                      7.50%             5/15/2004                   24,675                26,408
Walt Disney Co.                                      5.50%            12/29/2006                   39,400                39,276


CONSUMER NONCYCLICAL (5.7%)
Abbott Laboratories                                 5.625%              7/1/2006                   48,790                49,493
American Home Products                              5.875%             3/15/2004                   39,500                40,285
American Stores Co.                                  7.40%             5/15/2005                   20,700                21,618
Cargill Inc.                                         6.25%              5/1/2006(2)                21,750                22,133
Diageo PLC                                          6.125%             8/15/2005                   12,125                12,491
Diageo PLC                                          6.625%             6/24/2004                   12,700                13,295

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     FACE                MARKET
                                                                        MATURITY                   AMOUNT                VALUE^
SHORT-TERM CORPORATE FUND                           COUPON                  DATE                    (000)                 (000)
-------------------------------------------------------------------------------------------------------------------------------
Food Lion, Inc.                                      8.41%             9/26/2001           $        5,000        $        5,022
Hormel Foods Corp.                                  6.625%              6/1/2011(2)                 8,900                 9,073
International Flavors & Fragrances                   6.45%             5/15/2006(2)                14,830                15,073
Kellogg Co.                                          5.50%              4/1/2003                   69,000                69,875
Kimberly-Clark de Mexico                            8.875%              8/1/2009(2)                 7,860                 8,363
Panamerican Beverage Inc.                           8.125%              4/1/2003                   24,200                24,720
Pepsi America                                        5.95%             2/15/2006                   16,550                16,715
Pharmacia Corp.                                     5.375%             12/1/2001                   24,000                24,088
Quest Diagnostic Inc.                                6.75%             7/12/2006                   11,750                11,937
The Upjohn Co. ESOP Trust                            9.79%            10/18/2002(1)                 9,494                10,203
Unilever Capital Corp.                               6.75%             11/1/2003                   97,170               101,627
Wellpoint Health Networks                           6.375%             6/15/2006                   14,800                15,057
Zeneca Wilmington                                    6.30%             6/15/2003                   20,400                21,036


ENERGY (2.7%)
Baker Hughes, Inc.                                   5.80%             2/15/2003                   16,850                17,133
Baker Hughes, Inc.                                  7.875%             6/15/2004                    4,250                 4,543
Dresser Industries, Inc.                             8.00%             4/15/2003                   20,067                21,141
Forest Oil Corp.                                     8.00%             6/15/2008(2)                15,500                15,345
Oil Enterprises Ltd.                                6.239%            12/14/2004(1)(2)(4)          31,708                32,564
Petrobras International Finance                      9.75%              7/6/2011(2)                 8,900                 8,742
Petroliam Nasional Bhd.                             7.125%            10/18/2006(2)                13,200                13,636
Pure Resources Inc.                                 7.125%             6/15/2011(2)                 8,900                 8,961
Tosco Corp.                                          8.25%             5/15/2003                   22,250                23,534
Tosco Trust                                          8.58%              3/1/2010(2)                10,000                11,030
Transocean Sedco Forex Inc.                          6.50%             4/15/2003                   46,170                47,261
Transocean Sedco Forex Inc.                         6.625%             4/15/2011                   11,750                11,781
Woodside Finance Ltd.                                6.70%              8/1/2011(2)                14,800                14,838


OTHER (0.7%)
Minnesota Mining & Manufacturing ESOP Trust          5.62%              8/9/2005(2)                39,343                39,423
Parker Retirement Savings Plan Trust                 6.34%            11/17/2004(1)(2)             18,268                18,325


TECHNOLOGY (4.5%)
Comdisco Inc.                                        6.00%             1/30/2002                   28,800                23,472
Comdisco Inc.                                        7.25%             9/20/2001                   29,725                24,226
Compaq Computer                                      6.20%             5/15/2003                   25,400                25,590
Computer Sciences Corp.                              6.25%             3/15/2009                    9,150                 8,710
Computer Sciences Corp.                              7.50%              8/8/2005                   39,135                40,684
CSC Enterprises                                      6.50%            11/15/2001(2)                29,200                29,307
Hewlett-Packard Co.                                  7.15%             6/15/2005                   49,805                52,333
International Business Machines Credit Corp.         6.64%            10/29/2001                   65,000                65,340
International Business Machines Credit Corp.         7.00%             1/28/2002                   45,000                45,566
Marconi PLC                                          7.75%             9/15/2010                   13,625                10,890
Nortel Networks Ltd.                                6.125%             2/15/2006                    9,800                 8,647
Texas Instruments Inc.                               7.00%             8/15/2004                   44,550                46,472
Transportation (2.3%)
Continental Airlines, Inc.
  Pass-Through Trust                                6.331%             3/16/2002(1)                 5,549                 5,595
Continental Airlines, Inc.
 Pass-Through Trust                                 6.465%            12/29/2002(1)                 9,031                 9,187
Continental Airlines, Inc
 Pass-Through Trust                                 6.541%             6/21/2004(1)                13,109                13,055
Continental Airlines, Inc.
 Pass-Through Trust                                  6.80%             4/27/2004(1)                10,038                10,223
Continental Airlines, Inc.
 Pass-Through Trust                                 7.434%             9/15/2004(1)                 6,700                 6,879
ERAC USA Finance Co.                                6.375%             5/15/2003(2)                 4,475                 4,547

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     FACE                MARKET
                                                                        MATURITY                   AMOUNT                VALUE^
                                                    COUPON                  DATE                    (000)                 (000)
-------------------------------------------------------------------------------------------------------------------------------
ERAC USA Finance Co.                                6.625%             5/15/2006(2)                30,000                30,188
ERAC USA Finance Co.                                 7.35%             6/15/2008(2)                 5,000                 5,107
Federal Express Corp.                               6.625%             2/12/2004                   10,500                10,805
Federal Express Corp.                               9.875%              4/1/2002                    8,195                 8,467
Hertz Corp.                                         6.625%             5/15/2008                    5,000                 4,998
Hertz Corp.                                          7.00%              5/1/2002                    5,000                 5,095
Hertz Corp.                                          8.25%              6/1/2005                   27,350                29,504
TTX Co.                                              7.02%            11/15/2001(2)                50,000                50,335
                                                                                                                 --------------
                                                                                                                 $    2,854,866
                                                                                                                 --------------

UTILITIES (15.4%)
AEP Resources Inc.                                   6.50%             12/1/2003(2)                50,000                50,941
AGL Capital Corp.                                   7.125%             1/14/2011                    9,900                10,097
Alabama Power Co.                                    7.85%             5/15/2003                   36,475                38,398
American Electric Power                              5.50%             5/15/2003                   49,000                49,370
Baltimore Gas & Electric Co.                         6.68%            10/11/2001(3)                16,000                16,054
Boston Edison Co.                                    6.80%             3/15/2003                   14,000                14,303
Calenergy Co. Inc.                                   6.96%             9/15/2003                   32,600                33,570
Columbia Energy Group                                6.61%            11/28/2002                   35,693                36,460
Connectiv Inc.                                       6.73%             8/13/2003(1)                63,000                64,531
Consolidated Edison                                 7.625%              3/1/2004                    2,900                 3,033
Dominion Fiber Ventures, LLC                         7.05%             3/15/2005(2)                18,200                18,424
Dominion Resources Inc.                              6.00%             1/31/2003                   64,325                65,581
DTE Energy Co.                                       6.00%              6/1/2004                   14,800                15,003
East Coast Power                                    6.737%              4/6/2005(1)                 7,569                 7,716
Edison Mission Energy Funding Corp.                  6.77%             4/13/2002(1)(2)             12,836                11,424
Enterprise Products                                  8.25%             3/15/2005                   41,350                43,894
Exelon Corp.                                         6.95%             6/15/2011(2)                 7,100                 7,316
FPL Group Capital                                   6.125%             5/15/2007                    7,700                 7,795
FPL Group Capital                                   7.625%             9/15/2006                   27,000                29,218
Georgia Power Co.                                    5.75%             1/31/2003                   39,620                40,214
HGI Transelec Chile SA                              7.875%             4/15/2011(2)                26,683                27,074
Kansas City Power & Light Co.                        6.50%            11/14/2001                    5,000                 5,022
Kern River Funding Corp.                             6.72%             9/30/2001(2)                48,085                48,117
Keyspan Corp.                                        7.25%            11/15/2005                   15,000                15,949
KN Energy, Inc.                                      6.45%              3/1/2003                   29,000                29,616
Korea Electric Power                                 7.00%             10/1/2002                    6,000                 6,144
LG&E Capital Corp.                                  6.205%              5/1/2004(2)                21,700                21,911
Limestone Electron Trust                            8.625%             3/15/2003                   64,500                67,135
New York State Electric & Gas                        6.75%            10/15/2002                    7,140                 7,256
NRG Energy, Inc.                                     6.75%             7/15/2006                   24,700                25,169
NRG Energy, Inc.                                     7.50%           12/15/2003(1)                  5,000                 5,273
NRG Northeast Generating LLC                        8.065%              5/5/2002(1)                10,195                10,681
NRG South Central Generating LLC                    8.962%            2/13/2010(1)                 23,336                25,828
Osprey Trust                                         8.31%           1/15/2003(2)                  39,875                41,212
Pacific Gas & Electric Co.                          7.375%             11/1/2005*(2)               28,560                23,419
Peoples Energy Corp.                                 6.90%             1/15/2011                    0,000                10,197
Potomac Capital Investment Corp.                     7.55%            11/19/2001(2)                36,850                37,109
PPL Capital Funding                                  7.75%             4/15/2005                   24,800                26,036
Progress Capital Holdings                            6.88%              8/1/2001(2)                20,000                19,997
Progress Capital Holdings                            7.45%              9/1/2003(2)                 9,820                10,280
Progress Energy                                      6.55%              3/1/2004                   29,250                30,239
PSE&G Capital Corp.                                  6.25%             5/15/2003(2)                38,500                38,804
PSE&G Capital Corp.                                  6.74%            10/23/2001(2)                26,000                26,037
Reliant Energy Mid-Atlantic Power Holdings          8.554%              7/2/2005(1)                33,622                35,566

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     FACE                MARKET
                                                                        MATURITY                   AMOUNT                VALUE^
SHORT-TERM CORPORATE FUND                           COUPON                  DATE                    (000)                 (000)
-------------------------------------------------------------------------------------------------------------------------------
Reliant Energy Resources                            8.125%             7/15/2005           $       24,800        $       26,168
Sempra Energy                                        7.95%              3/1/2010                   10,000                10,226
South Carolina Electric & Gas                        7.50%             6/15/2005                    9,930                10,589
Southern California Edison Co.                       7.20%             11/3/2003**                 40,935                33,157
Trans-Canada Pipelines                              7.875%            12/15/2002                   14,000                14,568
Transcontinental Gas Pipeline                       8.875%             9/15/2002                   15,150                15,729
Williams Cos.                                        6.75%             1/15/2006                   29,000                29,256
Yosemite Security Trust                              8.25%            11/15/2004(2)                19,900                20,782
                                                                                                                 --------------
                                                                                                                 $    1,317,888
                                                                                                                 --------------
-------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $7,840,920)                                                                                              $    8,002,235
-------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (2.3%)
-------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (1.5%)
U.S. Treasury Note                                  4.625%             5/15/2006(9)        $       29,500        $       29,634
U.S. Treasury Note                                   5.00%             2/15/2011                   17,700                17,653
U.S. Treasury Note                                   5.75%            11/15/2005(9)                36,090                37,837
U.S. Treasury Note                                   6.25%             2/15/2007                   18,470                19,886
U.S. Treasury Note                                   6.50%            10/15/2006                   13,100                14,218
U.S. Treasury Note                                  6.625%             5/15/2007                    9,800                10,741
                                                                                                                 --------------
                                                                                                                 $      129,969
                                                                                                                 --------------
AGENCY BONDS AND NOTES (0.3%)
Federal Home Loan Mortgage Corp.
  Structured Pass-Through Certificates               6.11%              9/7/2001(1)                11,958                12,066
Federal Home Loan Mortgage Corp.
  Structured Pass-Through Certificates               6.43%             9/27/2001(1)                 1,681                 1,688
Federal National Mortgage Assn.                      5.25%             6/15/2006                   12,375                12,434
                                                                                                                 --------------
                                                                                                                 $       26,188
                                                                                                                 --------------
MORTGAGE-BACKED SECURITIES (0.5%)
Federal National Mortgage Assoc.                     7.00%              1/1/2009(8)                10,653                11,053
Federal National Mortgage Assoc.                     7.00%             10/1/2011(8)                20,286                21,007
Federal National Mortgage Assoc.                     7.50%              3/1/2015(8)                14,095                14,690
                                                                                                                 --------------
                                                                                                                 $       46,750
                                                                                                                 --------------
-------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $187,150)                                                                                                $      202,907
-------------------------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated)(1.8%)
-------------------------------------------------------------------------------------------------------------------------------
Korea Development Bank                              7.125%             9/17/2001           $       42,820        $       42,908
Pemex Finance Ltd.                                  6.125%              4/1/2002(1)                 3,900                 3,991
Pemex Finance Ltd.                                   8.02%             5/15/2007(1)                15,290                16,166
Pemex Finance Ltd.                                   9.14%             5/15/2003(1)                29,485                31,396
Pemex Finance Ltd.                                   9.69%              4/1/2007(1)                41,000                46,407
Province of Quebec                                  6.125%             1/22/2011                    9,910                 9,903
-------------------------------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
  (COST $149,277)                                                                                                $      150,771
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     FACE                MARKET
                                                                        MATURITY                   AMOUNT                VALUE^
                                                    COUPON                  DATE                    (000)                 (000)
-------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.0%)
-------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account                           3.90%              8/1/2001           $       91,107        $       91,107
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account--Note H             3.89%-3.90%              8/1/2001                  166,214               166,214
-------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $257,321)                                                                                                $      257,321
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.9%)
  (COST $8,434,668)                                                                                              $    8,613,234
-------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.9%)
-------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                   225,906
Liabilities--Note H                                                                                                   (299,146)
                                                                                                                 --------------
                                                                                                                 $     (73,240)
                                                                                                                 --------------
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                                $    8,539,994
===============================================================================================================================

  ^See Note A in Notes to Financial Statements.
  *Non-income-producing security--interest payments in default.
 **In accordance  with the fund's valuation  policy, this security is no longer accruing income.
(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2001, the aggregate value of these securities was $1,562,527,000, representing 18.3% of net assets.
(3)Securities with a value of $8,047,000 have been segregated as initial margin for open futures contracts.
(4)Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
(5)Scheduled principal and interest payments are guaranteed by Ambac Assurance Corporation.
(6)Scheduled principal and interest payments are guaranteed by Capital Markets Assurance Corporation.
(7)Scheduled principal and interest payments are guaranteed by Financial Security Assurance Corporation.
(8)Security purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of July 31, 2001.
(9)Securities with an aggregate value of $512,028,000 have been segregated in connection with open swap contracts.

--------------------------------------------------------------------------------
                                                                          AMOUNT
SHORT-TERM CORPORATE FUND                                                  (000)
--------------------------------------------------------------------------------
AT JULY 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                  $    8,449,327
Undistributed Net Investment Income                                          --
Accumulated Net Realized Losses                                         (85,892)
Unrealized Appreciation (Depreciation)--Note G
Investment Securities                                                   178,566
Futures Contracts                                                        (3,011)
Swap Contracts                                                            1,004
--------------------------------------------------------------------------------
NET ASSETS                                                       $    8,539,994
================================================================================

Investor Shares--Net Assets
Applicable  to  640,311,118  outstanding  $.001 par value
  shares of  beneficial interest (unlimited authorization)       $    6,960,878
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                       $        10.87
================================================================================

Admiral Shares--Net Assets
Applicable to 111,510,874 outstanding $.001 par value
  shares of beneficial interest (unlimited authorization)        $    1,212,246
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                        $        10.87
================================================================================

Institutional Shares--Net Assets
Applicable to 33,747,301 outstanding $.001 par value
  shares of beneficial interest(unlimited authorization)         $      366,870
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INSTITUTIONAL SHARES                  $        10.87
================================================================================

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     FACE                MARKET
                                                                        MATURITY                   AMOUNT                VALUE*
INFLATION-PROTECTED SECURITIES FUND                 COUPON                  DATE                    (000)                 (000)
-------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (98.3%)
-------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Inflation-Indexed Bond                 3.50%             1/15/2011           $       87,551        $       88,672
U.S. Treasury Inflation-Indexed Bond                3.625%             4/15/2028                  104,512               108,660
U.S. Treasury Inflation-Indexed Bond                 4.25%             1/15/2010                   42,433                45,297
U.S. Treasury Inflation-Indexed Note                3.625%             7/15/2002                   26,074                26,591
U.S. Treasury Inflation-Indexed Note                3.625%             1/15/2008                   14,657                15,055
U.S. Treasury Inflation-Indexed Note                3.875%             1/15/2009                   73,627                76,617
U.S. Treasury Inflation-Indexed Note                3.875%             4/15/2029                   32,212                35,001
-------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
  (COST $387,994)                                                                                                $      395,893
-------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (5.5%)
-------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account
  (COST $22,150)                                     3.90%              8/1/2001                   22,150                22,150
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.8%)
  (COST $410,144)                                                                                                $      418,043
-------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (-3.8%)                                                                              (15,224)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------------
Applicable to 36,961,470 outstanding $.001 par value
  shares of beneficial interest
  (UNLIMITED AUTHORIZATION)                                                                                      $      402,819
===============================================================================================================================

NET ASSET VALUE PER SHARE                                                                                        $        10.90
===============================================================================================================================
*See Note A in Notes to Financial Statements.


-------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments in Securities, at Value                                                                            $      418,043
  Receivables for Investment Securities Sold                                                                             27,464
  Other Assets--Note C                                                                                                    6,504
  Total Assets                                                                                                          452,011
LIABILITIES
  Payables for Investment Securities Purchased                                                                           48,910
 Other Liabilities                                                                                                          282
  Total Liabilities                                                                                                      49,192
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                       $      402,819
===============================================================================================================================

--------------------------------------------------------------------------------
AT JULY 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                    AMOUNT                   PER
                                                     (000)                 SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                 $  389,738       $         10.55
Undistributed Net Investment Income                  3,457                   .09
Accumulated Net Realized Gains                       1,725                   .05
Unrealized Appreciation--Note G                      7,899                   .21
--------------------------------------------------------------------------------
NET ASSETS                                      $  402,819       $         10.90
================================================================================

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     FACE                MARKET
                                                                        MATURITY                   AMOUNT                VALUE*
INTERMEDIATE-TERM TREASURY FUND                     COUPON                  DATE                    (000)                 (000)
-------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (97.8%)
-------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities (90.2%)
U.S. Treasury Bond                                   7.25%             5/15/2016           $       71,450        $       84,048
U.S. Treasury Bond                                   7.50%            11/15/2016                  147,585               177,620
U.S. Treasury Bond                                  9.875%            11/15/2015                   39,025                56,075
U.S. Treasury Bond                                 10.375%            11/15/2012(3)               472,150               608,979
U.S. Treasury Inflation-Indexed Bond                3.875%             4/15/2029                  103,930               112,926
U.S. Treasury Inflation-Indexed Note                3.500%             1/15/2011                   51,356                52,014
U.S. Treasury Inflation-Indexed Note                3.875%             1/15/2009                   28,172                29,316
U.S. Treasury Note                                   5.50%             2/15/2008                    6,000                 6,234
U.S. Treasury Note                                  5.625%             5/15/2008                   50,600                52,873
U.S. Treasury Note                                   6.00%             8/15/2009                  148,650               158,694
U.S. Treasury Note                                  6.125%             8/15/2007                  377,770               404,811
U.S. Treasury Note                                   6.50%            10/15/2006                  143,750               156,023
U.S. Treasury Note                                   6.50%             2/15/2010                   54,150                59,744
U.S. Treasury Note                                  6.625%             5/15/2007                   20,300                22,249
U.S. Treasury Note                                   7.00%             7/15/2006                  368,900               407,568
Export Funding Trust
  (U.S. Government Guaranteed)                       8.21%            12/29/2006(1)                 6,886                 7,470
Guaranteed Export Trust
  (U.S. Government Guaranteed)                       6.00%             3/15/2005(1)                12,493                12,759
Guaranteed Export Trust
  (U.S. Government Guaranteed)                       7.46%            12/15/2005(1)                21,326                22,594
Guaranteed Trade Trust
  (U.S. Government Guaranteed)                       6.69%             1/15/2009(1)(2)             36,309                38,015
Guaranteed Trade Trust
  (U.S. Government Guaranteed)                       7.02%              9/1/2004(1)                 6,198                 6,437
Guaranteed Trade Trust
  (U.S. Government Guaranteed)                       7.39%             6/26/2006(1)                 3,750                 4,013
Guaranteed Trade Trust
  (U.S. Government Guaranteed)                       7.80%             8/15/2006(1)                 9,516                10,289
Guaranteed Trade Trust
  (U.S. Government Guaranteed)                       8.17%             1/15/2007(1)                 5,958                 6,454
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                       5.94%             6/20/2006(1)                13,158                13,428
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                      6.726%             9/15/2010(1)                21,478                22,422
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                       6.75%            12/15/2008(1)                18,313                19,138
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                       7.05%            11/15/2013(1)                64,732                69,763
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                       7.60%            12/15/2012(1)                32,084                35,468
Private Export Funding Corp.
  (U.S. Government Guaranteed)                       5.25%             5/15/2005                   27,500                27,782
Private Export Funding Corp.
  (U.S. Government Guaranteed)                       5.75%             1/15/2008                   60,000                60,957
Private Export Funding Corp.
  (U.S. Government Guaranteed)                       5.87%             7/31/2008                  123,100               126,034
Private Export Funding Corp.
  (U.S. Government Guaranteed)                       6.07%             4/30/2011                   71,000                72,708
Private Export Funding Corp.
  (U.S. Government Guaranteed)                       6.49%             7/15/2007                   14,000                14,871

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     FACE                MARKET
                                                                        MATURITY                   AMOUNT                VALUE*
                                                    COUPON                  DATE                    (000)                 (000)
-------------------------------------------------------------------------------------------------------------------------------
Private Export Funding Corp.
  (U.S. Government Guaranteed)                       7.11%             4/15/2007                   28,335                30,888
Private Export Funding Corp.
  (U.S. Government Guaranteed)                       7.20%             1/15/2010                   12,900                14,146
Private Export Funding Corp.
  (U.S. Government Guaranteed)                       7.25%             6/15/2010                  135,920               149,607
Private Export Funding Corp.
  (U.S. Government Guaranteed)                       7.65%             5/15/2006                   15,000                16,619
                                                                                                                 --------------
                                                                                                                 $    3,171,036
                                                                                                                 --------------

AGENCY BONDS AND NOTES (5.9%)
Federal Home Loan Mortgage Corp.                     7.00%             3/15/2010                   19,500                21,227
Federal National Mortgage Assn.                     6.625%            11/15/2010                  140,650               149,653
Federal National Mortgage Assn.                      7.00%             7/15/2005                    4,130                 4,431
Federal National Mortgage Assn.                      7.30%             5/25/2010                   30,000                32,190
                                                                                                                 --------------
                                                                                                                 $      207,501
                                                                                                                 --------------

MORTGAGE-BACKED SECURITIES (1.7%)
Federal Home Loan Mortgage Corp.                     5.50%     4/1/2016-5/1/2016(1)                33,442                32,875
Federal Home Loan Mortgage Corp.                     7.00%     5/1/2015-1/1/2025(1)                25,985                26,752
                                                                                                                 --------------
                                                                                                                 $       59,627
                                                                                                                 --------------
-------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
 (COST $3,266,388)                                                                                               $    3,438,164
-------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (20.7%)
-------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account                                3.90%              8/1/2001                   32,572                32,572
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account--Note H                        3.90%              8/1/2001                  696,080               696,080
-------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $728,652)                                                                                                $      728,652
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (118.5%)
 (COST $3,995,040)                                                                                               $    4,166,816
-------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-18.5%)
-------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                     53,186
Security Lending Collateral Payable to Brokers--Note H                                                                 (696,080)
Other Liabilities                                                                                                        (9,393)
                                                                                                                 --------------
                                                                                                                 $     (652,287)
                                                                                                                 --------------
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                                $    3,514,529
===============================================================================================================================

  *See Note A in Notes to Financial Statements.
(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2)Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2001, the value of this security was $38,015,000, representing 1.1% of net assets.
(3)Securities with a value of $2,579,000 have been segregated as initial margin for open futures contracts.

--------------------------------------------------------------------------------
                                                                          AMOUNT
INTERMEDIATE-TERM TREASURY FUND                                            (000)
--------------------------------------------------------------------------------
AT JULY 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital--Note I                                         $     3,383,248
Undistributed Net Investment Income                                          --
Accumulated Net Realized Losses                                         (40,564)
Unrealized Appreciation--Notes G and I
Investment Securities                                                   171,776
Futures Contracts                                                            69
--------------------------------------------------------------------------------
NET ASSETS                                                      $     3,514,529
================================================================================

Investor Shares--Net Assets
Applicable to 167,075,240 outstanding $.001 par value
  shares of beneficial interest (UNLIMITED AUTHORIZATION)       $     1,843,775
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                     $         11.04
================================================================================

Admiral Shares--Net Assets
Applicable to 151,396,825 outstanding $.001 par value
  shares of beneficial interest (UNLIMITED AUTHORIZATION)       $     1,670,754
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                      $         11.04
================================================================================

-----------------------------------------------------------------------------------------------
                                                                                  FACE   MARKET
                                                              MATURITY          AMOUNT   VALUE^
INTERMEDIATE-TERM CORPORATE FUND                    COUPON        DATE           (000)    (000)
-----------------------------------------------------------------------------------------------
CORPORATE BONDS (88.2%)
-----------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (8.8%)
American Express Credit Account Master Trust         5.85%  11/15/2006(1)      $ 5,000  $ 5,092
California Infrastructure & Econ. Dev.
 Bank Special Purpose Trust PG&E-1                   6.32%   9/25/2005(1)        1,650    1,698
California Infrastructure & Econ. Dev.
 Bank Special Purpose Trust PG&E-1                   6.42%   9/25/2008(1)        1,800    1,854
California Infrastructure & Econ.
 Dev. Bank Trust SCE-1                               6.38%   9/25/2008(1)(6)    15,000   15,437
California Infrastructure & Econ.
 Dev. Bank Trust SDG&E-1                             6.31%   9/25/2008(1)        4,409    4,554
Chase Manhattan Credit Card Master Trust             4.07%  10/15/2006(1)       20,000   20,012
Citibank Credit Card Master Trust                    6.30%   5/15/2008(1)       10,000   10,262
ComEd Transitional Funding Trust                     5.63%   6/25/2009(1)       15,000   15,120
Detroit Edison Securitization Funding LLC           6.192%    3/1/2013(1)(6)    15,000   15,301
Discover Card Master Trust I                         4.26%   2/16/2007(1)       10,000   10,050
First USA Credit Card Master Trust                  3.919%  11/20/2006(1)       15,000   15,011
Fleet Credit Card Master Trust II                    4.20%   4/16/2007(1)       20,000   19,818
Illinois Power Special Purpose Trust                 5.54%   6/25/2009(1)        7,000    7,026
MBNA Master Credit Card Trust II                     7.15%   1/15/2008(1)       15,000   15,933
Morgan Stanley, Dean Witter Capital                  5.98%    2/1/2031(1)        5,706    5,837
PECO Energy Transition Trust                         6.05%    3/1/2009(1)(6)    10,675   10,928
PECO Energy Transition Trust                         6.52%   12/1/2010(1)       10,000   10,222
PP&L Transitional Bond Co. LLP                       7.05%   6/25/2009(1)        4,325    4,626
PSE&G Transition Bonds                               6.61%   6/15/2015(1)       15,000   15,558
Standard Credit Master Trust                         7.25%    4/7/2008(1)        3,200    3,436
TIAA Structured Finance CDO I, Ltd.                  7.06%  11/15/2012(1)        9,500    9,877
                                                                                      ---------
                                                                                        217,652
                                                                                      ---------
FINANCE (23.8%)
AIG SunAmerica Global Financing II                   7.60%   6/15/2005(2)       10,000   10,817
Amvescap PLC                                         6.60%   5/15/2005           5,825    5,966
Banco Santiago SA                                    7.00%   7/18/2007           8,875    8,762
Barclays Bank PLC                                   7.375%  12/15/2011(2)       26,050   26,756
BB&T Corp.                                           6.50%    8/1/2011          12,500   12,562
BBVA-Bancomer Capital Trust I                       10.50%   2/16/2011(2)        6,000    6,525
Boeing Capital                                      7.375%   9/27/2010           7,000    7,651
Cabot Industrial Properties LP                      7.125%    5/1/2004           8,000    8,219
Capital One Bank                                     6.70%   5/15/2008          12,178   11,478
Capital One Bank                                    6.875%    2/1/2006           5,000    4,996
Citicorp Lease Pass-Through Trust                    7.22%   6/15/2005(1)(2)     1,517    1,733
Compass Bank                                         6.45%    5/1/2009          15,000   14,507
Conseco Inc.                                         6.40%   2/10/2003          10,000    9,300
Conseco Inc.                                         9.00%  10/15/2006           9,361    8,565
Credit Suisse First Boston USA Inc.                 5.875%    8/1/2006          12,000   12,086
EOP Operating LP                                     7.00%   7/15/2011          10,000   10,103
Evans Withycombe Residential, Inc.                   7.50%   4/15/2004           3,000    3,154
First Bank System, Inc.                             6.875%   9/15/2007          10,000   10,600
First Industrial LP                                  7.00%   12/1/2006           1,500    1,549
First Industrial LP                                  7.60%   5/15/2007           3,000    3,184
First Maryland Bancorp                              6.875%    6/1/2009          15,000   15,197
First Security Corp.                                6.875%  11/15/2006          10,917   11,572
First Tennessee Bank                                 5.75%   12/1/2008           5,000    4,727
Firstar Bank N.A.                                    7.80%    7/5/2010          10,000   10,464
Fleet Boston Financial Corp.                         6.50%   3/15/2008          12,665   12,728
Household Finance Corp.                              6.75%   5/15/2011          12,300   12,549
ING Capital Funding Trust III                       8.439%  12/31/2010          13,200   14,388

                                       21

-----------------------------------------------------------------------------------------------
                                                                                  FACE   MARKET
                                                              MATURITY          AMOUNT   VALUE^
INTERMEDIATE-TERM CORPORATE FUND                    COUPON        DATE           (000)    (000)
-----------------------------------------------------------------------------------------------
Irvine Apartment Communities Inc.                    7.00%   10/1/2007        $  5,000  $ 5,108
John Hancock Global Funding II                       7.90%    7/2/2010(2)       10,000   11,132
JP Morgan Chase & Co.                                6.75%    2/1/2011           8,625    8,877
Lehman Brothers Holdings Inc.                        6.25%   5/15/2006          23,000   23,379
Liberty Property LP                                  7.25%   3/15/2011           2,995    3,041
Liberty Property LP                                  7.75%   4/15/2009           2,000    2,090
Mellon Bank Corp.                                    7.00%   3/15/2006          10,500   11,179
Mellon Bank Corp.                                   7.625%   9/15/2007           5,000    5,513
Mercantile Bancorp (Firstar)                         7.30%   6/15/2007           6,175    6,662
Merrill Lynch & Co., Inc.                            6.15%   1/26/2006          10,000   10,228
Merry Land & Investment Co., Inc.                   6.875%   11/1/2004           2,000    2,059
Merry Land & Investment Co., Inc.                    6.90%    8/1/2007           5,000    5,209
Monumental Global Funding II                         6.05%   1/19/2006(2)       12,000   12,226
NAC Re Corp.                                         7.15%  11/15/2005           6,500    6,786
PNC Bank N.A.                                       7.875%   4/15/2005           5,000    5,401
Post Apartment Homes LP                              7.70%  12/20/2010          10,000   10,457
Principal Life Global Funding I                     6.125%    3/1/2006(2)       19,870   20,319
Prudential Insurance Co. of America                 6.375%   7/23/2006(2)       10,800   11,080
Reinsurance Group of America Inc.                    7.25%    4/1/2006          10,000   10,498
Salomon Smith Barney                                 6.50%   2/15/2008          31,500   32,514
Security Capital Group                               7.15%   6/15/2007           2,000    1,999
Shurgard Storage Centers, Inc.                       7.75%   2/22/2011(2)       11,000   11,278
Spear, Leeds & Kellogg, LP                           8.25%   8/15/2005(2)        5,000    5,441
SunTrust Banks                                       7.75%    5/1/2010           5,000    5,462
Topaz Ltd.                                           6.92%   3/10/2007(1)(2)     7,945    8,205
UBS Preferred Funding Trust I                       8.622%   10/1/2010          10,200   11,326
UBS Preferred Funding Trust II                      7.247%   6/26/2011          21,800   22,102
US Bank N.A.                                        6.375%    8/1/2011          10,000   10,080
Washington Mutual Finance Corp.                     6.875%   5/15/2011          10,000   10,285
Weingarten Realty Investors                          7.00%   7/15/2011(2)       10,000   10,168
Wells Fargo Co.                                      6.25%   4/15/2008          10,000   10,023
Wells Fargo Co.                                     6.375%    8/1/2011          15,000   15,077
Wells Fargo Financial                               5.875%   8/15/2008(7)        5,000    4,998
                                                                                      ---------
                                                                                        590,340
                                                                                      ---------
INDUSTRIAL (41.0%)
 BASIC INDUSTRIES (1.9%)
 Chevron Phillips Chemical Co.                       7.00%   3/15/2011          15,000   15,126
 Corporacion Nacional del Cobre de Chile            7.375%    5/1/2009(2)        8,536    8,604
 Potash Corp. of Saskatchewan                        7.75%   5/31/2011          10,000   10,499
 Rio Tinto Finance Ltd.                              5.75%    7/3/2006          12,600   12,692

 CAPITAL GOODS (4.0%)
 Allied Signal Inc.                                  6.20%    2/1/2008          13,300   13,399
 Allied Waste Industries, Inc.                      10.00%    8/1/2009           2,200    2,299
 British Aerospace                                  7.156%  12/15/2011(2)       10,000   10,300
 Emerson Electric Co.                                6.30%   11/1/2005           5,000    5,190
 Emerson Electric Co.                               7.125%   8/15/2010          12,500   13,456
 Northrop Grumman Corp.                             7.125%   2/15/2011(2)       15,000   15,259
 Raytheon Co.                                        6.75%   8/15/2007           5,450    5,371
 Raytheon Co.                                        8.30%    3/1/2010           5,000    5,342
 Republic Service                                   7.125%   5/15/2009          11,650   11,850
 USA Waste Services                                 7.125%   10/1/2007           5,560    5,703
 Waste Management Inc.                               7.00%   10/1/2004           2,295    2,352
 Waste Management Inc.                              7.375%    8/1/2010           8,000    8,270

                                       22

-----------------------------------------------------------------------------------------------
                                                                                  FACE   MARKET
                                                              MATURITY          AMOUNT   VALUE^
                                                    COUPON        DATE           (000)    (000)
-----------------------------------------------------------------------------------------------
 COMMUNICATIONS (12.3%)
 Alltel Ohio LP                                      8.00%   8/15/2010(2)    $  10,000 $ 10,775
 AT&T Wireless                                      7.875%    3/1/2011(2)       40,000   41,884
 American Tower Corp.                               9.375%    2/1/2009           5,370    4,954
 Ameritech Capital Funding                           6.15%   1/15/2008          10,000   10,087
 British Telecommunications PLC                     7.875%  12/15/2005          12,000   12,891
 CDC Holdings Inc.                                   7.25%   7/15/2008           1,100    1,087
 Charter Communications Holdings                    10.00%   5/15/2011(2)        5,500    5,569
 Comcast Cable Communications                        6.75%   1/30/2011          15,000   14,995
 Continental Cablevision                             8.30%   5/15/2006          21,000   23,001
 Cox Enterprises                                    7.875%   9/15/2010(2)       10,000   10,564
 Deutsche Telekom International Finance              8.00%   6/15/2010           7,000    7,511
 France Telecom                                      7.75%    3/1/2011(2)       18,250   19,251
 GTE Corp.                                           6.36%   4/15/2006           5,000    5,130
 GTE Northwest Inc.                                  5.55%  10/15/2008          15,000   14,579
 GTE South Inc.                                      6.00%   2/15/2008           7,000    7,005
 Global Crossing Holding Ltd.                       9.125%  11/15/2006           1,600    1,248
 Global Crossing Holding Ltd.                        9.50%  11/15/2009           2,200    1,672
 PanAmSat Corp.                                     6.375%   1/15/2008           5,000    4,362
 Pearson PLC                                         7.00%   6/15/2011(2)        2,250    2,273
 Qwest Capital Funding, Inc.                         7.00%    8/3/2009(2)       10,000   10,103
 Qwest Capital Funding, Inc.                         7.25%   2/15/2011(2)       20,000   20,336
 SBC Communications Inc.                             5.75%    5/2/2006           4,500    4,567
 Southwestern Bell Telephone                         6.59%   9/29/2008           5,650    5,859
 TCI Communications, Inc.                            7.25%    8/1/2005           7,000    7,315
 Telefonica Europe BV                                7.75%   9/15/2010           5,000    5,258
 Time Warner Telecom LLC                             9.75%   7/15/2008           2,255    2,007
 TPSA Finance BV                                     7.75%  12/10/2008(2)        9,750    9,838
 Vodafone AirTouch PLC                               7.75%   2/15/2010          15,000   16,208
 WorldCom Inc.                                      7.375%   1/15/2006(2)        5,000    5,134
 WorldCom Inc.                                       7.50%   5/15/2011          20,000   20,294

 CONSUMER CYCLICAL (5.6%)
 Walt Disney Co.                                     5.50%  12/29/2006          27,100   27,015
 General Motors Corp.                                7.20%   1/15/2011           5,000    5,235
 Harrahs Operating Co. Inc.                          8.00%    2/1/2011          18,000   18,783
 International Speedway Corp.                       7.875%  10/15/2004           5,000    5,141
 Kmart Corp.                                        9.875%   6/15/2008(2)        3,350    3,378
 Kohl's Corp.                                        6.30%    3/1/2011           5,000    4,973
 Park Place Entertainment                            8.50%  11/15/2006          10,610   11,341
 Target Corp.                                        5.50%    4/1/2007           8,100    8,081
 Toys R Us                                          7.625%    8/1/2011(2)       20,000   20,249
 Wal-Mart Stores, Inc.                              6.875%   8/10/2009          34,000   36,060

 CONSUMER NONCYCLICAL (8.3%)
 Abbott Laboratories                                5.625%    7/1/2006           5,000    5,072
 American Home Products                              6.25%   3/15/2006          20,000   20,507
 American Stores Co.                                 7.40%   5/15/2005           5,000    5,222
 Anheuser-Busch Cos., Inc.                           6.75%    6/1/2005(1)        2,000    2,041
 Anheuser-Busch Cos., Inc.                           7.10%   6/15/2007(1)(3)    10,000   10,634
 Cardinal Health, Inc.                               6.75%   2/15/2011           9,000    9,303
 Cargill Inc.                                        6.25%    5/1/2006(2)       13,000   13,229
 Clorox Corp.                                       6.125%    2/1/2011          20,000   19,718

                                       23

-----------------------------------------------------------------------------------------------
                                                                                  FACE   MARKET
                                                              MATURITY          AMOUNT   VALUE^
INTERMEDIATE-TERM CORPORATE FUND                    COUPON        DATE           (000)    (000)
-----------------------------------------------------------------------------------------------
 Diageo PLC                                          7.25%   11/1/2009       $  20,000 $ 21,423
 Fosters Finance Corp.                              6.875%   6/15/2011           7,000    7,145
 Healthcare Services                                 7.75%   6/15/2011(2)       10,000   10,085
 Hormel Foods Corp.                                 6.625%    6/1/2011(2)        6,000    6,116
 Kellogg Co.                                         6.60%    4/1/2011           7,500    7,571
 Kimberly-Clark de Mexico                           8.875%    8/1/2009(2)        4,090    4,352
 Panamerican Beverage Inc.                          8.125%    4/1/2003           7,000    7,150
 Pepsi Americas Inc.                                 5.95%   2/15/2006          11,460   11,574
 Quest Diagnostic Inc.                               6.75%   7/12/2006           8,100    8,229
 Unilever Capital Corp.                             6.875%   11/1/2005          34,000   35,933

 ENERGY (3.4%)
 Baker Hughes Inc.                                  7.875%   6/15/2004           2,000    2,138
 Forest Oil Corp.                                    8.00%   6/15/2008(2)        4,500    4,455
 Oil Enterprises Ltd.                               6.239%   6/30/2008(1)(2)(4)  6,040    6,203
 Petrobras International Finance                     9.75%    7/6/2011(2)        6,000    5,893
 Petroliam Nasional Bhd.                            7.125%  10/18/2006(2)        8,500    8,781
 Pure Resources Inc.                                7.125%   6/15/2011(2)        6,000    6,041
 Tosco Trust 2000-E Co.                              8.58%    3/1/2010(2)       15,750   17,372
 Transocean Sedco Forex Inc.                        6.625%   4/15/2011           8,125    8,147
 Transocean Sedco Forex Inc.                         6.75%   4/15/2005          13,785   14,146
 Woodside Finance Ltd.                               6.70%    8/1/2011(2)       10,000   10,026

 OTHER (0.4%)
 Minnesota Mining & Manufacturing ESOP Trust         5.62%   7/15/2009(1)(2)     7,869    7,885
 Parker Retirement Savings Plan Trust                6.34%   7/15/2008(1)(2)     3,705    3,717

 TECHNOLOGY (2.5%)
 Applied Materials, Inc.                             6.75%  10/15/2007          11,250   11,477
 Applied Materials, Inc.                             8.00%    9/1/2004           5,000    5,335
 Compaq Computer                                     6.20%   5/15/2003           7,310    7,365
 Computer Sciences Corp.                             6.25%   3/15/2009          15,625   14,874
 Marconi PLC                                         7.75%   9/15/2010          10,250    8,193
 Nortel Networks Ltd.                               6.125%   2/15/2006          10,000    8,824
 Texas Instruments Inc.                              7.00%   8/15/2004           5,000    5,216

 TRANSPORTATION (2.6%)
 Burlington Northern Railroad Co. Equipment Trust    7.33%   6/23/2010(1)        3,657    3,899
 Continental Airlines Pass-Through Trust            6.748%   9/15/2018(1)        8,324    7,991
 Continental Airlines Pass-Through Trust            7.434%   3/15/2006(1)        5,000    5,133
 Continental Airlines Pass-Through Trust            8.321%   11/1/2006(1)        4,000    4,209
 Delta Airlines, Inc. Pass-Through Trust            7.541%  10/11/2011(1)        4,009    3,928
 Delta Airlines, Inc. Pass-Through Trust             8.54%    1/2/2007(1)        2,350    2,460
 ERAC USA Finance Co.                                7.35%   6/15/2008(2)       15,000   15,322
 ERAC USA Finance Co.                                8.00%   1/15/2011(2)        9,000    9,496
 Hertz Corp.                                        6.625%   5/15/2008           5,000    4,998
 Hertz Corp.                                        7.625%   8/15/2007           5,000    5,303
 Union Pacific Railroad Co. Equipment Trust          6.12%    2/1/2004(1)        2,000    2,042
                                                                                      ---------
                                                                                      1,017,898
                                                                                      ---------
UTILITIES (14.6%)
AGL Capital Corp.                                   7.125%   1/14/2011          10,000   10,199
Alliant Energy Resources Corp.                      7.375%   11/9/2009          15,000   15,551
American Electric Power                              5.50%   5/15/2003          10,000   10,076
Baltimore Gas & Electric Co.                         6.25%   12/8/2005           5,000    5,082

                                       24

-----------------------------------------------------------------------------------------------
                                                                                  FACE   MARKET
                                                              MATURITY          AMOUNT   VALUE^
                                                    COUPON        DATE           (000)    (000)
-----------------------------------------------------------------------------------------------
Baltimore Gas & Electric Co.                         6.70%   12/1/2006       $   9,000 $  9,338
Coastal Corp.                                       9.625%   5/15/2012          10,000   11,891
Consolidated Edison Inc.                             6.25%    2/1/2008           7,750    7,633
Dominion Fiber Ventures, LLC                         7.05%   3/15/2005(2)       11,600   11,743
DTE Energy Co.                                       6.45%    6/1/2006          10,000   10,287
East Coast Power                                    6.737%    4/6/2005           2,566    2,616
El Paso Energy Corp.                                7.375%  12/15/2012           7,000    7,156
Enterprise Products                                  7.50%    2/1/2011          10,000   10,325
Enterprise Products                                  8.25%   3/15/2005           8,300    8,811
Exelon Corp.                                         6.95%   6/15/2011(2)        4,800    4,946
FPL Group Capital                                   6.125%   5/15/2007           2,200    2,227
FPL Group Capital                                   7.375%    6/1/2009          10,000   10,601
FPL Group Capital                                   7.625%   9/15/2006           2,800    3,030
Georgia Power Co.                                    6.20%    2/1/2006          12,900   13,149
HGI Transelec Chile SA                              7.875%   4/15/2011(2)        9,529    9,669
KeySpan Gas East Corp.                              7.875%    2/1/2010          10,000   10,952
LG&E Capital Corp.                                   6.46%   1/15/2008(2)        5,000    4,828
Limestone Electron Trust                            8.625%   3/15/2003           5,000    5,204
Midamerican Energy Holdings Co.                     6.375%   6/15/2006           5,000    5,043
Northern Border Pipeline Co.                         7.75%    9/1/2009           7,000    7,348
NRG Energy Inc.                                      7.75%    4/1/2011           6,000    6,288
NRG South Central Generating LLC                    8.962%   3/15/2016(1)       14,288   15,813
Nstar                                                8.00%   2/15/2010          20,000   21,420
Osprey Trust                                         8.31%   1/15/2003(2)        5,000    5,168
Pacific Gas & Electric Co.                          7.375%   11/1/2005*(2)      11,200    9,184
PacifiCorp Australia LLC                             6.15%   1/15/2008(2)(5)    14,000   14,121
Peoples Energy Corp.                                 6.90%   1/15/2011          11,000   11,217
PSE&G Capital Corp.                                  6.25%   5/15/2003(2)       10,000   10,079
Reliant Energy Resources                            8.125%   7/15/2005          10,000   10,552
Sempra Energy                                        7.95%    3/1/2010          15,000   15,339
Southern California Edison Co.                       7.20%   11/3/2003**         9,500    7,695
Southern California Edison Co.                      7.625%   1/15/2010**        20,000   15,400
Williams Cos.                                        6.75%   1/15/2006          17,700   17,856
Yosemite Security Trust                              8.25%  11/15/2004(2)        5,000    5,222
                                                                                      ---------
                                                                                        363,059
                                                                                      ---------
-----------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
 (COST $2,134,093)                                                                    2,188,949
-----------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (7.0%)
-----------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (4.2%)
U.S. Treasury Note                                  4.625%   5/15/2006           1,800    1,808
U.S. Treasury Note                                   5.00%   2/15/2011          96,949   96,692
U.S. Treasury Note                                   5.75%   8/15/2010(6)        4,895    5,150
                                                                                      ---------
                                                                                        103,650
                                                                                      ---------
AGENCY BONDS AND NOTES (2.8%)
Federal Home Loan Mortgage Corp.                     6.00%   6/15/2011          35,000   35,609
Federal Home Loan Mortgage Corp.                    6.875%   9/15/2010          26,600   28,767
Federal National Mortgage Assn.                      6.25%    2/1/2011           5,000    5,075
                                                                                      ---------
                                                                                         69,451
                                                                                      ---------
-----------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
 (COST $169,942)                                                                        173,101
-----------------------------------------------------------------------------------------------

                                       25

-----------------------------------------------------------------------------------------------
                                                                                  FACE   MARKET
                                                              MATURITY          AMOUNT   VALUE^
INTERMEDIATE-TERM CORPORATE FUND                    COUPON        DATE           (000)    (000)
-----------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated)(2.5%)
-----------------------------------------------------------------------------------------------
Pemex Finance Ltd.                                   6.55%   2/15/2008(1)     $  5,000  $ 5,026
Pemex Finance Ltd.                                   9.03%   2/15/2011(1)       20,000   22,184
Pemex Finance Ltd.                                   9.69%   8/15/2009(1)       15,000   16,978
Province of Quebec                                  6.125%   1/22/2011          20,000   19,985
-----------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
 (Cost $59,913)                                                                          64,173
-----------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.6%)
-----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
 Pooled Cash Account                                 3.90%    8/1/2001          21,238   21,238
Collateralized by U.S. Government Obligations in a
 Pooled Cash Account--Note H                   3.89%-3.90%    8/1/2001          66,876   66,876
-----------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $88,114)                                                                          88,114
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.3%)
 (Cost $2,452,062)                                                                    2,514,337
-----------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.3%)
-----------------------------------------------------------------------------------------------
Other Assets--Note C                                                                     91,912
Liabilities--Note H                                                                    (123,625)
                                                                                      ---------
                                                                                        (31,713)
                                                                                      ---------
-----------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                    $2,482,624
-----------------------------------------------------------------------------------------------
 ^See Note A in Notes to Financial Statements.
 *Non-income-producing security-interest payments in default.
**In accordance with the fund's valuation policy, this security is no longer accruing income.
(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2)Security exempt from registration under Rule 144A of the Securities Act of
   1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2001, the aggregate value of these securities was $533,130,000, representing 21.5% of net assets.
(3)Securities with a value of $5,317,000 have been segregated as initial margin for open futures contracts.
(4)Scheduled principal and interest payments are guaranteed by Municipal Bond
   Insurance Association.
(5)Scheduled principal and interest payments are guaranteed by Ambac Assurance
   Corporation.
(6)Securities with an aggregate value of $46,816,000 have been segregated in connection with open swap contracts.
(7)Security purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of July 31, 2001.

                                       26


-----------------------------------------------------------------------------------------------
                                                                                         AMOUNT
                                                                                          (000)
-----------------------------------------------------------------------------------------------
AT JULY 31, 2001, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------
Paid-in Capital                                                                      $2,439,347
Undistributed Net Investment Income                                                          --
Accumulated Net Realized Losses                                                         (20,137)
Unrealized Appreciation--Note G
 Investment Securities                                                                   62,275
 Futures Contracts                                                                          115
 Swap Contracts                                                                           1,024
-----------------------------------------------------------------------------------------------
NET ASSETS                                                                           $2,482,624
===============================================================================================

Investor Shares--Net Assets
Applicable to 197,929,727 outstanding $.001 par value shares
 of beneficial interest (unlimited authorization)                                    $1,941,454
-----------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                                               $9.81
-----------------------------------------------------------------------------------------------

Admiral Shares--Net Assets
Applicable to 55,171,956 outstanding $.001 par value shares
 of beneficial interest (unlimited authorization)                                      $541,170
-----------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                                 $9.81
===============================================================================================

                                       27

-----------------------------------------------------------------------------------------------
                                                                                  FACE   MARKET
                                                              MATURITY          AMOUNT   VALUE*
LONG-TERM TREASURY FUND                             COUPON        DATE           (000)    (000)
-----------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (97.4%)
----------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (93.3%)
U.S. Treasury Bond                                   5.25%   2/15/2029       $  12,000 $ 11,381
U.S. Treasury Bond                                   6.25%   5/15/2030          69,430   76,095
U.S. Treasury Bond                                  6.375%   8/15/2027         124,150  136,677
U.S. Treasury Bond                                  6.625%   2/15/2027          35,000   39,676
U.S. Treasury Bond                                   6.75%   8/15/2026(1)      183,585  210,860
U.S. Treasury Bond                                  6.875%   8/15/2025           3,750    4,359
U.S. Treasury Bond                                   7.25%   5/15/2016          31,000   36,466
U.S. Treasury Bond                                  7.875%   2/15/2021         214,781  272,252
U.S. Treasury Bond                                  8.125%   8/15/2019         106,523  137,094
U.S. Treasury Bond                                  8.125%   5/15/2021         262,875  341,446
U.S. Treasury Bond                                  8.875%   2/15/2019         139,663  191,052
U.S. Treasury Bond                                   9.25%   2/15/2016          88,775  122,302
U.S. Treasury Bond                                  9.875%  11/15/2015          35,000   50,292
U.S. Treasury Inflation-Indexed Bond                3.875%   4/15/2029          54,954   59,711
Private Export Funding Corp.
 (U.S. Government Guaranteed)                        6.07%   4/30/2011          29,000   29,698
Private Export Funding Corp.
 (U.S. Government Guaranteed)                        6.67%   9/15/2009          17,000   18,143
Private Export Funding Corp.
 (U.S. Government Guaranteed)                        7.20%   1/15/2010           7,100    7,786
Private Export Funding Corp.
 (U.S. Government Guaranteed)                        7.25%   6/15/2010          64,080   70,532
                                                                                      ---------
                                                                                      1,815,822
                                                                                      ---------
AGENCY BONDS AND NOTES (4.1%)
Federal Home Loan Mortgage Corp.                    5.625%   3/15/2011          80,200   79,459
-----------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
 (Cost $1,749,665)                                                                    1,895,281
-----------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (9.3%)
-----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
 Pooled Cash Account--Note H                         3.90%    8/1/2001         171,032  171,032
Collateralized by U.S. Government Obligations in a
 Pooled Cash Account                                 3.90%    8/1/2001          10,232   10,232
-----------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $181,264)                                                                        181,264
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (106.7%)
 (Cost $1,930,929)                                                                    2,076,545
-----------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-6.7%)
-----------------------------------------------------------------------------------------------
Other Assets--Note C                                                                     45,987
Security Lending Collateral Payable to Brokers--Note H                                 (171,032)
Other Liabilities                                                                        (6,280)
                                                                                      ---------
                                                                                       (131,325)
                                                                                      ---------
-----------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                    $1,945,220
===============================================================================================
*See Note A in Notes to Financial Statements.
(1)Securities with a value of $5,744,000 have been segregated as initial margin for open futures contracts.

                                       28

-----------------------------------------------------------------------------------------------
                                                                                         AMOUNT
                                                                                          (000)
-----------------------------------------------------------------------------------------------
AT JULY 31, 2001, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------
Paid-in Capital--Note I                                                              $1,810,518
Undistributed Net Investment Income                                                          --
Accumulated Net Realized Losses                                                         (11,204)
Unrealized Appreciation--Notes G and I
Investment Securities                                                                   145,616
Futures Contracts                                                                           290
-----------------------------------------------------------------------------------------------
NET ASSETS                                                                           $1,945,220
===============================================================================================
Investor Shares--Net Assets
Applicable to 126,116,662 outstanding $.001 par value shares
 of beneficial interest (unlimited authorization)                                    $1,376,025
-----------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                               $10.91
===============================================================================================
Admiral Shares--Net Assets
Applicable to 52,168,357 outstanding $.001 par value shares
 of beneficial interest (unlimited authorization)                                      $569,195
-----------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                                $10.91
===============================================================================================

                                       29

-----------------------------------------------------------------------------------------------
                                                                                  FACE   MARKET
                                                              MATURITY          AMOUNT   VALUE*
LONG-TERM CORPORATE FUND                            COUPON        DATE           (000)    (000)
-----------------------------------------------------------------------------------------------
CORPORATE BONDS (77.4%)
-----------------------------------------------------------------------------------------------
FINANCE (21.9%)
Allstate Corp.                                       6.75%   5/15/2018       $  20,000 $ 19,613
Allstate Corp.                                       7.50%   6/15/2013          10,000   10,969
Ambac, Inc.                                          7.50%    5/1/2023          20,000   20,594
American Re Corp.                                    7.45%  12/15/2026          17,277   18,158
Associates Corp. of North America                    6.25%   11/1/2008          25,000   25,323
Banc One Corp.                                       7.75%   7/15/2025          25,000   26,960
Bank of America Corp.                                8.50%   1/15/2007          15,000   16,923
Cincinnati Financial Corp.                           6.90%   5/15/2028          20,000   18,456
Citigroup, Inc.                                     6.625%   1/15/2028          25,000   24,269
Citicorp                                            7.125%    9/1/2005          15,000   15,903
Equitable Companies Inc.                             7.00%    4/1/2028          25,000   24,536
Farmers Exchange Capital                             7.05%   7/15/2028(2)       30,000   27,585
Fifth Third Bancorp                                  6.75%   7/15/2005          20,000   21,023
First Chicago Corp.                                 6.375%   1/30/2009          15,000   14,991
First Union Corp.                                    6.00%  10/30/2008          10,000    9,705
General Electric Capital Corp.                      8.125%   5/15/2012          42,000   48,552
General Electric Capital Services                    7.50%   8/21/2035          10,960   12,248
General Electric Global Insurance Holdings Corp.     7.00%   2/15/2026          50,000   51,149
General Re Corp.                                     9.00%   9/12/2009          15,000   17,277
John Hancock Mutual Life Insurance Co.              7.375%   2/15/2024(2)       50,000   50,710
Hartford Life Inc.                                  7.375%    3/1/2031          50,000   51,840
Key Bank NA                                          7.00%    2/1/2011          25,000   25,512
Liberty Mutual Insurance Co.                         8.50%   5/15/2025(2)       45,000   44,828
Lumbermens Mutual Casualty Co.                       9.15%    7/1/2026(2)       15,110   14,738
MBIA Inc.                                            7.00%  12/15/2025           7,550    7,500
Massachusetts Mutual Life                            7.50%    3/1/2024(2)        8,710    8,657
Massachusetts Mutual Life                           7.625%  11/15/2023(2)       15,970   16,172
Metropolitan Life Insurance Co.                      7.80%   11/1/2025(2)       35,000   36,538
National City Bank Pennsylvania                      7.25%  10/21/2011          10,000   10,564
National City Corp.                                  7.20%   5/15/2005          10,000   10,539
NationsBank Corp.                                    7.75%   8/15/2004          15,000   16,171
NationsBank Corp.                                    7.75%   8/15/2015          10,000   10,695
Regions Financial Corp.                              7.00%    3/1/2011          25,005   25,821
Republic New York Corp.                              9.70%    2/1/2009          10,000   11,878
SunTrust Banks                                       6.00%   2/15/2026          20,000   20,120
Transamerica Corp.                                  9.375%    3/1/2008          10,000   11,515
Travelers Property Casualty Corp.                    7.75%   4/15/2026          25,000   27,012
UNUM Corp.                                           6.75%  12/15/2028          25,000   22,057
Wachovia Corp.                                      6.605%   10/1/2025          30,000   31,083
Wachovia Corp.                                       6.80%    6/1/2005          10,000   10,426
                                                                                      ---------
                                                                                        888,610
                                                                                      ---------
INDUSTRIAL (48.7%)
 BASIC INDUSTRY (7.3%)
 ALCOA, Inc.                                         6.50%    6/1/2011          15,000   15,342
 Aluminum Co. of America                             6.75%   1/15/2028          35,000   35,060
 Champion International Corp.                        7.35%   11/1/2025          30,000   29,411
 E.I. du Pont de Nemours & Co.                       6.50%   1/15/2028          25,000   24,366
 E.I. du Pont de Nemours & Co.                       6.75%    9/1/2007          25,000   26,346
 Ferro Corp.                                        7.125%    4/1/2028          10,000    9,156
 International Paper Co.                            6.875%   11/1/2023          10,000    9,301
 Morton International, Inc.                          9.25%    6/1/2020          10,000   12,012

                                       30

-----------------------------------------------------------------------------------------------
                                                                                  FACE   MARKET
                                                              MATURITY          AMOUNT   VALUE*
                                                    COUPON        DATE           (000)    (000)
-----------------------------------------------------------------------------------------------
 Pepsi Bottling Group Inc.                           7.00%    3/1/2029      $   25,000 $ 25,826
 Pharmacia Corp.                                     6.75%  12/15/2027          25,000   25,382
 Phelps Dodge Corp.                                 7.125%   11/1/2027          22,000   17,314
 PPG Industries, Inc.                               6.875%   2/15/2012          10,200   10,276
 PPG Industries, Inc.                                9.00%    5/1/2021           9,750   11,203
 Rohm & Haas Co.                                     7.85%   7/15/2029          25,000   27,020
 Westvaco Corp.                                      9.75%   6/15/2020          15,000   17,490

 CAPITAL GOODS (5.8%)
 Caterpillar Inc.                                   6.625%   7/15/2028          25,000   24,414
 Coca-Cola Co.                                       5.75%   3/15/2011          25,000   24,645
 Illinois Tool Works, Inc.                           5.75%    3/1/2009          25,000   24,600
 Lockheed Martin Corp.                               7.65%    5/1/2016          35,000   37,484
 Minnesota Mining & Manufacturing Corp.             6.375%   2/15/2028          35,000   34,037
 Tenneco Packaging                                  8.125%   6/15/2017          20,000   20,175
 Tenneco Packaging                                  8.375%   4/15/2027          15,000   13,887
 United Technologies Corp.                          8.875%  11/15/2019          15,000   18,397
 Vulcan Materials Co.                                6.00%    4/1/2009          25,000   23,998
 Westvaco Corp.                                      7.95%   2/15/2031          15,000   14,989

 COMMUNICATION (9.4%)
 AT&T Corp.                                          6.50%   3/15/2029          50,000   43,548
 Cincinnati Bell Telephone, Inc.                     6.30%   12/1/2028          25,000   18,026
 Comcast Cable Communications                        6.20%  11/15/2008          25,000   24,461
 GTE California Inc.                                 6.70%    9/1/2009          25,000   25,968
 Indiana Bell Telephone Co., Inc.                    7.30%   8/15/2026          35,000   35,706
 Michigan Bell Telephone Co.                         7.85%   1/15/2022          25,000   27,217
 New Jersey Bell Telephone Co.                       8.00%    6/1/2022          25,000   27,121
 New York Times Co.                                  8.25%   3/15/2025          30,000   31,827
 News America Holdings Inc.                          8.00%  10/17/2016          30,000   30,348
 Pacific Bell                                       7.125%   3/15/2026          15,000   15,260
 Sprint Capital Corp.                               6.875%  11/15/2028          35,000   31,017
 Tribune Co.                                        6.875%   11/1/2006          20,000   20,741
 Washington Post Co.                                 5.50%   2/15/2009          50,000   48,136
 Consumer Cyclical (5.9%)
 Chrysler Corp.                                      7.45%    3/1/2027          15,000   14,870
 The Walt Disney Co.                                 6.75%   3/30/2006          25,000   26,196
 Ford Motor Co.                                      7.45%   7/16/2031          30,000   30,229
 Ford Motor Co.                                      8.90%   1/15/2032          40,000   45,838
 General Motors Corp.                                7.40%    9/1/2025          30,000   30,487
 General Motors Corp.                                7.70%   4/15/2016          10,000   10,754
 General Motors Corp.                                9.40%   7/15/2021          20,000   24,386
 Time Warner Inc.                                   6.625%   5/15/2029          25,000   22,956
 Viacom Inc.                                        7.875%   7/30/2030          30,000   32,701

 CONSUMER NONCYCLICAL (10.4%)
 Bestfoods                                          6.625%   4/15/2028          30,000   28,905
 Bristol-Myers Squibb Co.                            6.80%  11/15/2026          35,000   36,443
 CIGNA Corp.                                        7.875%   5/15/2027          25,000   26,159
 CPC International, Inc.                             7.25%  12/15/2026          30,000   31,261
 Coca-Cola Enterprises                               5.75%   11/1/2008          25,000   24,484
 Johnson & Johnson                                   6.95%    9/1/2029          25,000   26,658

                                       31

-----------------------------------------------------------------------------------------------
                                                                                  FACE   MARKET
                                                              MATURITY          AMOUNT   VALUE*
LONG-TERM CORPORATE FUND                            COUPON        DATE           (000)    (000)
-----------------------------------------------------------------------------------------------
 Kellogg Co.                                         7.45%    4/1/2031(2)    $  35,000 $ 36,344
 Kimberly-Clark Corp.                                6.25%   7/15/2018          25,000   24,199
 Eli Lilly & Co.                                    7.125%    6/1/2025          50,000   53,527
 Merck & Co.                                         6.30%    1/1/2026          30,000   29,500
 Procter & Gamble Co.                                6.45%   1/15/2026          27,000   26,589
 Procter & Gamble Co.                                8.50%   8/10/2009          10,000   11,590
 Procter & Gamble Co. ESOP                           9.36%    1/1/2021          35,000   44,229
 Sysco Corp.                                         6.50%    8/1/2028          22,000   21,069

 ENERGY (3.3%)
 Mobil Corp.                                        8.625%   8/15/2021          22,000   27,293
 Texaco Capital, Inc.                               8.625%  11/15/2031          13,000   16,457
 Texaco Capital, Inc.                                9.75%   3/15/2020          17,000   22,969
 USX Corp.                                           6.85%    3/1/2008          45,000   46,096
 Ultramar Diamond Shamrock                           7.20%  10/15/2017          20,000   19,631

 OTHER (1.7%)
 Eaton Corp.                                        7.625%    4/1/2024          15,000   15,273
 Hubbell Inc.                                       6.625%   10/1/2005          10,000   10,425
 Parker-Hannifin Corp.                               7.30%   5/15/2011          20,000   20,812
 Whirlpool Corp.                                     9.10%    2/1/2008          20,000   21,794
 Technology (1.9%)
 International Business Machines Corp.               7.00%  10/30/2025          50,000   51,500
 Motorola, Inc.                                      7.50%   5/15/2025          26,155   23,582
 Transportation (3.0%)
 Burlington Northern Santa Fe Corp.                 6.375%  12/15/2005          12,500   12,755
 Burlington Northern Santa Fe Corp.                 6.875%   12/1/2027          25,000   23,914
 CSX Corp.                                           7.95%    5/1/2027          35,000   37,851
 Norfolk Southern Corp.                              7.80%   5/15/2027          35,000   37,372
 Union Tank Car Co.                                 7.125%    2/1/2007          10,000   10,272
                                                                                      ---------
                                                                                      1,968,877
                                                                                      ---------
UTILITIES (6.8%)
Coastal Corp.                                       9.625%   5/15/2012          15,000   17,836
Connecticut RRB Special Purpose Trust CL&P           6.21%  12/30/2011          12,870   13,116
DTE Energy Co.                                       7.05%    6/1/2011          25,000   26,011
Duke Energy Corp.                                    6.00%   12/1/2028          25,000   21,955
El Paso Natural Gas Co.                              7.50%  11/15/2026          25,000   24,784
Exelon Corp.                                         6.75%    5/1/2011          25,000   25,470
Florida Power Corp.                                  6.75%    2/1/2028          22,375   21,380
NRG Energy Inc.                                     8.625%    4/1/2031          25,000   26,981
Northern States Power Co. MN                        7.125%    7/1/2025          30,000   30,166
Oklahoma Gas & Electric Co.                          6.50%   4/15/2028          12,770   11,678
PSEG Power                                          8.625%   4/15/2031(2)       20,195   22,551
PacifiCorp                                          6.625%    6/1/2007          10,000   10,171
Wisconsin Electric Power Co.                         6.50%    6/1/2028          25,000   23,563
                                                                                      ---------
                                                                                        275,662
                                                                                      ---------
-----------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
 (COST $3,080,507)                                                                    3,133,149
-----------------------------------------------------------------------------------------------

                                       32

-----------------------------------------------------------------------------------------------
                                                                                  FACE   MARKET
                                                              MATURITY          AMOUNT   VALUE*
                                                    COUPON        DATE           (000)    (000)
-----------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated)(0.7%)
-----------------------------------------------------------------------------------------------
Province of Ontario                                  6.00%   2/21/2006       $  15,000 $ 15,464
Province of Saskatchewan                             8.50%   7/15/2022          10,000   11,965
-----------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
 (COST $26,368)                                                                          27,429
-----------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (19.1%)
-----------------------------------------------------------------------------------------------
U.S. Government Securities (14.3%)
U.S. Treasury Bond                                   5.50%   8/15/2028         590,000  579,604

Agency Bonds and Notes (4.8%)
Federal National Mortgage Assn.                     7.125%   1/15/2030         175,000  193,811

Mortgage-Backed Securities
Federal National Mortgage Assn.                     15.50%   10/1/2012 (1)           3        4
-----------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
 (COST $745,339)                                                                        773,419
-----------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.8%)
-----------------------------------------------------------------------------------------------
Repurchase Agreement
Collateralized by U.S. Government
 Obligations in a Pooled Cash Account
 (COST $73,672)                                      3.90%    8/1/2001          73,672   73,672
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.0%)
 (COST $3,925,886)                                                                    4,007,669
-----------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.0%)
-----------------------------------------------------------------------------------------------
Other Assets--Note C                                                                     87,127
Liabilities                                                                             (45,590)
                                                                                      ---------
                                                                                         41,537
                                                                                      ---------
-----------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                    $4,049,206
===============================================================================================
  *See Note A in Notes to Financial Statements.
(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2)Security exempt from registration under Rule 144A of the Securities Act of
   1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2001, the aggregate value of these securities was $258,123,000, representing 6.4% of net assets.


                                       33

-----------------------------------------------------------------------------------------------
                                                                                         AMOUNT
Long-Term Corporate Fund                                                                  (000)
-----------------------------------------------------------------------------------------------
AT JULY 31, 2001, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------
Paid-in Capital                                                                      $4,011,137
Undistributed Net Investment Income                                                          --
Accumulated Net Realized Losses                                                         (43,714)
Unrealized Appreciation--Note G                                                          81,783
-----------------------------------------------------------------------------------------------
NET ASSETS                                                                           $4,049,206
===============================================================================================
Investor Shares--Net Assets
Applicable to 426,398,996 outstanding $.001 par value shares
 of beneficial interest (unlimited authorization)                                    $3,735,016
-----------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                                $8.76
===============================================================================================
Admiral Shares--Net Assets
Applicable to 35,868,804 outstanding $.001 par value shares
 of beneficial interest (unlimited authorization)                                      $314,190
-----------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                                 $8.76
===============================================================================================


                                       34

-----------------------------------------------------------------------------------------------
                                                                                  FACE   MARKET
                                                              MATURITY          AMOUNT   VALUE*
HIGH-YIELD CORPORATE FUND                           COUPON        DATE           (000)    (000)
-----------------------------------------------------------------------------------------------
CORPORATE BONDS (89.7%)
-----------------------------------------------------------------------------------------------
FINANCE (1.9%)
Chevy Chase Savings Bank                             9.25%   12/1/2008      $   15,000 $ 15,113
Conseco Inc.                                        10.75%   6/15/2008          58,875   57,771
Sovereign Bancorp, Inc.                             10.50%  11/15/2006          25,000   27,189
Western Financial Savings Bank                      8.875%    8/1/2007          20,000   19,200
                                                                                      ---------
                                                                                        119,273
                                                                                      ---------
INDUSTRIAL (79.3%)
 BASIC INDUSTRY (12.2%)
 Acetex Corp.                                        9.75%   10/1/2003          18,000   18,000
 AK Steel Corp.                                     7.875%   2/15/2009          25,000   24,376
 AK Steel Corp.                                     9.125%  12/15/2006          45,000   46,238
 ARCO Chemical Co.                                   9.80%    2/1/2020          20,000   19,100
 Armco, Inc.                                         9.00%   9/15/2007          20,000   19,800
 Beazer Homes USA, Inc.                             8.625%   5/15/2011          30,000   30,450
 Beazer Homes USA, Inc.                             8.875%    4/1/2008              95       97
 Boise Cascade Co.                                   9.45%   11/1/2009          15,000   16,035
 Boise Cascade Office Products Corp.                 7.05%   5/15/2005          14,490   14,217
 Caraustar Industries, Inc.                         9.875%    4/1/2011(1)       41,000   40,795
 Century Aluminum Co.                               11.75%   4/15/2008(1)       36,290   38,105
 Container Corp. of America                          9.75%    4/1/2003          40,000   40,400
 Fonda Group Inc.                                    9.50%    3/1/2007          15,000   12,450
 Hexcel Corp.                                        9.75%   1/15/2009(1)        7,150    6,793
 Huntsman Corp.                                      9.50%    7/1/2007(1)          965      444
 Lilly Industries, Inc.                              7.75%   12/1/2007          15,000   14,598
 Louisiana Pacific Corp.                            8.875%   8/15/2010           3,660    3,413
 Lyondell Chemical Co.                              9.625%    5/1/2007          56,000   56,700
 NoramPac Inc.                                       9.50%    2/1/2008          10,000   10,350
 P & L Coal Holdings Corp.                          8.875%   5/15/2008          29,519   30,847
 Packaging Corp. of America                         9.625%    4/1/2009          20,000   21,400
 Paperboard Industries International Inc.           8.375%   9/15/2007          18,750   16,875
 Park-Ohio Industries, Inc.                          9.25%   12/1/2007           4,865    4,087
 PMD Group, Inc.                                    11.00%   2/28/2011          41,250   42,487
 Quebecor Media Inc.                               11.125%   7/15/2011(1)       30,000   31,573
 Roller Bearing Co. of America Inc.                 9.625%   6/15/2007          10,000    9,224
 Ryerson Tull, Inc.                                 9.125%   7/15/2006          11,960   10,793
 Ryland Group, Inc.                                 9.125%   6/15/2011          17,000   17,213
 Stone Container                                     9.25%    2/1/2008          31,000   32,085
 Stone Container                                     9.75%    2/1/2011          46,530   48,391
 Tembec Ind.                                         8.50%    2/1/2011           6,000    6,180
 U.S. Steel LLC                                     10.75%    8/1/2008(1)       57,750   58,328
 U.S. Timberlands Klamath LLC                       9.625%  11/15/2007          10,095    8,076

 CAPITAL GOODS (11.3%)
 Allied Waste Industries, Inc.                      10.00%    8/1/2009          23,000   24,035
 Allied Waste North America Inc.                    7.625%    1/1/2006          45,000   45,000
 Allied Waste North America Inc.                    8.875%    4/1/2008(1)       52,000   54,342
 American Standard Cos. Inc.                        7.375%    2/1/2008          50,000   49,500
 American Standard Cos. Inc.                        7.625%   2/15/2010          41,250   40,838
 Argo-Tech Corp.                                    8.625%   10/1/2007          13,360   11,824
 Ball Corp.                                          7.75%    8/1/2006          35,000   35,963
 Ball Corp.                                          8.25%    8/1/2008          15,000   15,375
 BWAY Corp.                                         10.25%   4/15/2007          15,000   14,175

                                       35

-----------------------------------------------------------------------------------------------
                                                                                  FACE   MARKET
                                                              MATURITY          AMOUNT   VALUE*
HIGH-YIELD CORPORATE FUND                           COUPON        DATE           (000)    (000)
-----------------------------------------------------------------------------------------------
 K & F Industries, Inc.                              9.25%  10/15/2007       $  27,000 $ 27,675
 L-3 Communications Corp.                            8.50%   5/15/2008           8,425    8,467
 L-3 Communications Corp.                          10.375%    5/1/2007          20,000   21,025
 Newport News Shipbuilding Inc.                     8.625%   12/1/2006          25,000   26,500
 Newport News Shipbuilding Inc.                      9.25%   12/1/2006          20,000   21,250
 Nortek, Inc.                                       8.875%    8/1/2008           8,000    7,820
 Nortek, Inc.                                        9.25%   3/15/2007          17,500   17,368
 Owens-Illinois, Inc.                                7.35%   5/15/2008          35,000   27,300
 Owens-Illinois, Inc.                                7.85%   5/15/2004          15,000   13,275
 Owens-Illinois, Inc.                                8.10%   5/15/2007          35,000   29,575
 Resolution Performance                             13.50%  11/15/2010          30,000   32,250
 Silgan Holding Inc.                                 9.00%    6/1/2009          41,000   41,410
 Terex Corp.                                        8.875%    4/1/2008          17,500   16,800
 Waste Management, Inc.                             6.875%   5/15/2009          50,000   50,082
 Waste Management, In.                              7.375%    8/1/2010          57,000   58,925

 COMMUNICATION (27.0%)
 Adelphia Communications Corp.                       7.75%   1/15/2009          27,000   23,625
 Adelphia Communications Corp.                      8.375%    2/1/2008          42,500   39,100
 American Tower Corp.                               9.375%    2/1/2009          50,000   46,124
 British Sky Broadcasting                            8.20%   7/15/2009          75,000   76,151
 Callahan Nordrhein Westfalen                       14.00%   7/15/2010          47,590   34,741
 Century Communications Inc.                        8.875%   1/15/2007          35,000   32,900
 Charter Communications Holdings LLC                8.625%    4/1/2009          92,000   88,090
 Charter Communications Holdings LLC                9.625%  11/15/2009(1)       30,000   30,151
 Crown Castle International Corp.                    9.00%   5/15/2011          25,000   21,875
 Crown Castle International Corp.                    9.50%    8/1/2011          18,750   16,734
 Crown Castle International Corp.                   10.75%    8/1/2011          15,000   14,588
 CSC Holdings, Inc.                                 7.875%  12/15/2007          30,000   30,956
 CSC Holdings, Inc.                                 8.125%   7/15/2009          25,000   25,914
 CSC Holdings, Inc.                                 8.125%   8/15/2009          15,000   15,553
 CSC Holdings, Inc.                                  9.25%   11/1/2005          30,000   30,900
 CSC Holdings, Inc.                                 9.875%   2/15/2013          15,000   15,750
 EchoStar DBS Corp.                                 9.375%    2/1/2009          95,000   97,138
 Emmis Communications Corp.                         8.125%   3/15/2009          22,425   21,304
 Flag Limited Inc.                                   8.25%   1/30/2008          55,130   40,796
 Fox/Liberty Networks LLC                           8.875%   8/15/2007          70,000   72,800
 GCI, Inc.                                           9.75%    8/1/2007          20,000   19,550
 Global Crossing Holding Ltd.                       9.125%  11/15/2006          89,750   70,005
 Hyperion Telecommunications, Inc.                  12.25%    9/1/2004          30,000   22,500
 Insight Midwest LP                                  9.75%   10/1/2009          20,000   20,800
 Insight Midwest LP                                 10.50%   11/1/2010(1)       21,120   22,651
 ITC DeltaCom, Inc.                                 8.875%    3/1/2008          22,000    8,800
 ITC DeltaCom, Inc.                                  9.75%  11/15/2008          12,500    5,000
 ITC DeltaCom, Inc.                                 11.00%    6/1/2007           6,710    3,187
 Jones Intercable Inc.                              7.625%   4/15/2008          20,000   20,972
 Lenfest Communications, Inc.                       8.375%   11/1/2005          62,500   67,696
 Level 3 Communications, Inc.                       9.125%    5/1/2008          36,855   20,269
 Lin Television Corp.                                8.00%   1/15/2008(1)       10,495   10,126
 Lin Television Corp.                               8.375%    3/1/2008          33,900   31,866
 Mastec, Inc.                                        7.75%    2/1/2008          30,000   25,200
 McLeodUSA Inc.                                     8.125%   2/15/2009          25,000   12,500
 McLeodUSA Inc.                                     8.375%   3/15/2008          14,830    7,414
 McLeodUSA Inc.                                      9.25%   7/15/2007          15,000    7,874

                                       36

-----------------------------------------------------------------------------------------------
                                                                                  FACE   MARKET
                                                              MATURITY          AMOUNT   VALUE*
                                                    COUPON        DATE           (000)    (000)
-----------------------------------------------------------------------------------------------
 McLeodUSA Inc.                                      9.50%   11/1/2008        $  7,000 $  3,640
 McLeodUSA Inc.                                    11.375%    1/1/2009           9,660    5,651
 Mediacom Broadband LLC                             11.00%   7/15/2013(1)       15,000   15,788
 MJD Communications Inc.                             9.50%    5/1/2008          13,250    9,938
 Nextel Communications Inc.                         9.375%  11/15/2009          50,000   41,251
 Nextel Communications Inc.                          9.50%    2/1/2011          15,000   12,375
 Nextel Communications Inc.                         12.00%   11/1/2008          45,000   42,075
 NTL Communications Corp.                          11.875%   10/1/2010          53,750   35,206
 NTL Inc.                                           10.00%   2/15/2007          40,000   26,000
 PRIMEDIA, Inc.                                     7.625%    4/1/2008          10,000    9,100
 Radio One, Inc.                                    8.875%    7/1/2011(1)       26,600   27,133
 Rogers Cantel, Inc.                                 8.30%   10/1/2007          27,500   25,850
 Rogers Wireless, Inc.                              9.625%    5/1/2011          42,375   42,800
 Telewest Communications                            9.875%    2/1/2010          43,135   33,861
 United Pan-Europe Communications N.V.              11.25%    2/1/2010          70,000   29,400
 United Pan-Europe Communications N.V.              11.50%    2/1/2010           5,544    2,328
 Univision Communications Inc.                       7.85%   7/15/2011(1)       22,165   22,569
 Voicestream Wireless Corp.                        10.375%  11/15/2009          25,000   28,500
 Von Hoffman Press Inc.                            10.375%   5/15/2007(1)       12,095   10,886
 Williams Communications Group, Inc.                11.70%    8/1/2008           6,305    2,743
 World Color Press, Inc.                             7.75%   2/15/2009          20,000   19,792
 World Color Press, Inc.                            8.375%  11/15/2008          45,000   46,195
 Young Broadcasting Inc.                             9.00%   1/15/2006          10,000    9,450

 CONSUMER CYCLICAL (6.4%)
 CapStar Hotel Co.                                   8.75%   8/15/2007          20,000   19,800
 D. R. Horton, Inc.                                 9.375%   3/15/2011          30,000   29,700
 Del E. Webb Corp.                                  10.25%   2/15/2010          15,000   15,450
 Delco Remy International Inc.                     10.625%    8/1/2006          12,000   12,357
 Dura Operating Corp.                                9.00%    5/1/2009          10,000    9,700
 Hayes Wheels International, Inc.                   9.125%   7/15/2007          24,015   17,051
 Hayes Wheels International, Inc.                   11.00%   7/15/2006           2,885    2,337
 Iron Mountain, Inc.                                 8.25%    7/1/2011          15,000   14,963
 Iron Mountain, Inc.                                 8.75%   9/30/2009          22,500   22,921
 Iron Mountain, Inc.                               10.125%   10/1/2006           4,375    4,638
 Kaufman & Broad Home Corp.                          7.75%  10/15/2004          26,250   25,724
 Lear Corp.                                          7.96%   5/15/2005          30,000   30,821
 Lear Corp.                                          9.50%   7/15/2006          20,000   20,950
 Navistar Financial Corp.                            9.00%    6/1/2002          15,000   14,925
 Navistar International Corp.                        8.00%    2/1/2008          25,000   23,438
 Navistar International Corp.                       9.375%    6/1/2006(1)        6,270    6,427
 Standard Pacific Corp.                              8.00%   2/15/2008          15,000   14,400
 Standard Pacific Corp.                              8.50%   6/15/2007          15,000   14,850
 Time Warner Telecom Inc.                          10.125%    2/1/2011          23,955   21,560
 Toll Brothers Inc.                                  8.25%    2/1/2011          25,000   24,750
 Toll Corp.                                          7.75%   9/15/2007          15,000   14,550
 True Temper Sports, Inc.                          10.875%   12/1/2008          15,000   15,526
 Werner Holdings Co., Inc.                          10.00%  11/15/2007          17,795   17,261

 CONSUMER NONCYCLICAL (10.5%)
 Beckman Instruments, Inc.                           7.45%    3/4/2008          30,000   30,575
 Bergen Brunswig Corp.                              7.375%   1/15/2003          17,155   17,155
 Beverly Enterprises Inc.                            9.00%   2/15/2006          18,000   18,360
 Beverly Enterprises                                9.625%   4/15/2009(1)       30,000   31,050

                                       37

-----------------------------------------------------------------------------------------------
                                                                                  FACE   MARKET
                                                              MATURITY          AMOUNT   VALUE*
HIGH-YIELD CORPORATE FUND                           COUPON        DATE           (000)    (000)
-----------------------------------------------------------------------------------------------
 Columbia/HCA Healthcare Corp.                       6.91%   6/15/2005       $  25,000 $ 25,017
 Columbia/HCA Healthcare Corp.                       7.00%    7/1/2007          30,000   29,745
 Columbia/HCA Healthcare Corp.                       7.25%   5/20/2008          30,000   29,594
 Hasbro, Inc.                                        7.95%   3/15/2003          39,380   38,002
 Hasbro, Inc.                                        8.50%   3/15/2006          12,317   11,886
 HCA-The Healthcare Co.                              8.75%    9/1/2010          27,000   29,025
 Lifepoint Hospitals Holding Corp.                  10.75%   5/15/2009          10,000   11,200
 Mail-Well Corp.                                     8.75%  12/15/2008          19,125   16,065
 Omnicare, Inc.                                     8.125%   3/15/2011(1)       22,000   22,330
 Owens & Minor, Inc.                                 8.50%   7/15/2011(1)        9,590    9,877
 Playtex Products, Inc.                             9.375%    6/1/2011(1)       25,705   26,412
 Quest Diagnostic Inc.                               6.75%   7/12/2006          21,630   21,974
 Quest Diagnostic Inc.                               7.50%   7/12/2011          30,125   31,132
 Scotts Co.                                         8.625%   1/15/2009          12,720   12,784
 Sealy Mattress, Inc.                               9.875%  12/15/2007          15,000   14,849
 Tenet Healthcare Corp.                             8.125%   12/1/2008          70,000   74,200
 Tenet Healthcare Corp.                             8.625%   1/15/2007          40,000   42,000
 Triad Hospitals Inc.                                8.75%    5/1/2009(1)       41,800   43,053
 Triad Hospitals Holdings, Inc.                     11.00%   5/15/2009          20,785   22,655
 Warner Chilcott Inc.                              12.625%   2/15/2008          30,000   33,450

ENERGY (3.1%)
 Airgas, Inc.                                       9.125%   10/1/2011(1)        3,580    3,670
 Cross Timbers Oil Co.                               8.75%   11/1/2009          25,000   25,625
 Cross Timbers Oil Co.                               9.25%    4/1/2007          16,500   17,326
 Newfield Exploration Co.                            7.45%  10/15/2007          15,000   14,850
 Pioneer Natural Resources Co.                      9.625%    4/1/2010          50,000   54,250
 Plains Resources, Inc.                             10.25%   3/15/2006          16,000   16,321
 Pride Petroleum Services, Inc.                     9.375%    5/1/2007          32,000   33,281
 Tesoro Petroleum Corp.                              9.00%    7/1/2008          10,000   10,025
 Tuboscope Inc.                                      7.50%   2/15/2008          15,000   15,412

 OTHER (1.4%)
 Cincinnati Milacron, Inc.                          8.375%   3/15/2004          11,500   11,884
 Idex Corp.                                         6.875%   2/15/2008          22,500   21,166
 International Wire Group                           11.75%    6/1/2005          15,000   15,188
 Wesco Distribution Inc.                            9.125%    6/1/2008          25,000   23,750
 Winn-Dixie Stores, Inc.                            8.875%    4/1/2008          16,505   16,835

 TECHNOLOGY (4.6%)
 Amkor Technology Inc.                               9.25%   2/15/2008(1)       60,000   53,400
 Amphenol Corp.                                     9.875%   5/15/2007           9,000    9,450
 Celestica International, Inc.                      10.50%  12/31/2006           5,850    6,230
 Fairchild Semiconductor Corp.                     10.125%   3/15/2007          22,275   22,275
 Fairchild Semiconductor Corp.                     10.375%   10/1/2007           4,000    4,020
 Fisher Scientific International Inc.                9.00%    2/1/2008          50,000   50,250
 Lucent Technologies, Inc.                           5.50%  11/15/2008          65,000   44,850
 Lucent Technologies, Inc.                           6.45%   3/15/2029          55,000   34,375
 SCG Holding & Semiconductor Co.                    12.00%    8/1/2009          32,546   11,391
 Telecommunication Techniques Co.                    9.75%   5/15/2008          22,000   17,160
 Unisys Corp.                                       7.875%    4/1/2008          30,000   28,725

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
-----------------------------------------------------------------------------------------------
                                                                                  FACE   MARKET
                                                              MATURITY          AMOUNT   VALUE*
                                                    COUPON        DATE           (000)    (000)
-----------------------------------------------------------------------------------------------
 TELECOMMUNICATIONS (0.3%)
 Mediacom LLC/Mediacom Capital Corp.                 9.50%   1/15/2013(1)     $ 16,175 $ 16,337

 TRANSPORTATION (2.5%)
 Air Canada, Inc.                                   10.25%   3/15/2011          45,000   38,700
 AMR Corp.                                           9.00%    8/1/2012           8,156    8,630
 Delta Air Lines, Inc.                               8.30%  12/15/2029          47,000   42,858
 Delta Air Lines, Inc.                             10.375%  12/15/2022           8,770    9,614
 Kansas City Southern Industries, Inc.               9.50%   10/1/2008          20,000   21,200
 Northwest Airlines Corp.                           8.875%    6/1/2006          30,000   29,600
                                                                                      ---------
                                                                                      4,859,962
                                                                                      ---------
UTILITIES (8.5%)
AES Corp.                                           8.375%   8/15/2007          30,000   28,200
AES Corp.                                            8.50%   11/1/2007          24,000   22,740
AES Corp.                                           8.875%   2/15/2011          30,000   29,250
AES Corp.                                            9.50%    6/1/2009          20,000   20,200
Avista Corp.                                         9.75%    6/1/2008(1)       15,355   16,526
Azurix Corp.                                       10.375%   2/15/2007          20,000   20,400
Calpine Corp.                                       7.625%   4/15/2006          25,000   24,977
Calpine Corp.                                       7.875%    4/1/2008          36,380   34,842
Calpine Corp.                                        8.50%   2/15/2011          50,000   50,696
Cleveland Electric Illuminating Co.                  7.43%   11/1/2009          17,500   18,201
CMS Energy Corp.                                     7.50%   1/15/2009          16,000   15,226
CMS Energy Corp.                                    7.625%  11/15/2004          18,000   17,922
CMS Energy Corp.                                    8.125%   5/15/2002          30,000   30,148
CMS Energy Corp.                                     8.50%   4/15/2011           3,405    3,419
El Paso Electric Co.                                 8.90%    2/1/2006          23,000   25,090
El Paso Electric Co.                                 9.40%    5/1/2011          28,000   30,660
Midland Funding II                                  11.75%   7/23/2005          25,000   27,500
Niagara Mohawk Power Corp.                           7.75%   10/1/2008          40,000   42,086
Public Service Co. of New Mexico                     7.50%    8/1/2018          20,000   17,296
Western Resources, Inc.                             6.875%    8/1/2004          50,000   48,507
                                                                                      ---------
                                                                                        523,886
                                                                                      ---------
-----------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
 (COST $5,763,737)                                                                    5,503,121
-----------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (5.3%)
-----------------------------------------------------------------------------------------------
U.S. Treasury Note                                   6.00%   8/15/2004         100,000  105,122
U.S. Treasury Note                                   6.50%   8/15/2005         100,000  107,559
U.S. Treasury Note                                  6.875%   5/15/2006         100,000  109,773
-----------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
 (Cost $315,023)                                                                        322,454
-----------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (10.3%)
-----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
 Pooled Cash Account                                 3.90%    8/1/2001         124,383  124,383
Collateralized by U.S. Government Obligations in a
 Pooled Cash Account--Note H                   3.89%-3.90%    8/1/2001         509,771  509,771
-----------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (COST $634,154)                                                                        634,154
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (105.3%)
 (COST $6,712,914)                                                                    6,459,729
-----------------------------------------------------------------------------------------------

                                       39

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE*
HIGH-YIELD CORPORATE FUND                                                                 (000)
-----------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-5.3%)
-----------------------------------------------------------------------------------------------
Other Assets--Note C                                                                   $213,166
-----------------------------------------------------------------------------------------------
Security Lending Collateral Payable to Brokers--Note H                                 (509,771)
Other Liabilities                                                                       (30,491)
                                                                                      ---------
                                                                                       (327,096)
                                                                                      ---------
-----------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------
Applicable to 935,664,411 outstanding $.001 par value shares
 of beneficial interest (unlimited authorization)                                    $6,132,633
===============================================================================================
NET ASSET VALUE PER SHARE                                                                 $6.55
===============================================================================================
*See Note A in Notes to Financial Statements.
(1)Security exempt from registration under Rule 144A of the Securities Act of
   1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2001, the aggregate value of these securities was $589,766,000, representing 9.6% of net assets.

-----------------------------------------------------------------------------------------------
AT JULY 31, 2001, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------
                                                                                AMOUNT      PER
                                                                                 (000)    SHARE
-----------------------------------------------------------------------------------------------
Paid-in Capital                                                             $7,223,354    $7.72
Undistributed Net Investment Income                                                 --       --
Accumulated Net Realized Losses                                               (837,536)    (.90)
Unrealized Depreciation--Note G                                               (253,185)    (.27)
-----------------------------------------------------------------------------------------------
NET ASSETS                                                                  $6,132,633    $6.55
===============================================================================================


(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

F282 092001

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